SCHEDULE 14A INFORMATION

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T. Rowe Price Balanced Fund, Inc. 033-38791/811-6275

T. Rowe Price Blue Chip Growth Fund, Inc. 033-49581/811-7059

T. Rowe Price Capital Opportunity Fund, Inc. 033-56015/811-07225

T. Rowe Price Corporate Income Fund, Inc. 033-62275/811-07353

T. Rowe Price Diversified Mid-Cap Growth Fund, Inc. 333-109958/811-21454

T. Rowe Price Diversified Small-Cap Growth Fund, Inc. 333-26323/811-08203

T. Rowe Price Dividend Growth Fund, Inc. 033-49187/811-7055

T. Rowe Price Equity Series, Inc. 033-52161/811-07143

T. Rowe Price Financial Services Fund, Inc. 333-09551/811-07749

T. Rowe Price Fixed Income Series, Inc. 033-52749/811-07153

T. Rowe Price Floating Rate Fund, Inc. 333-174605/811-22557

T. Rowe Price Global Allocation Fund, Inc. 333-187446/811-22810

T. Rowe Price Global Real Estate Fund, Inc. 333-153130/811-22218

T. Rowe Price Global Technology Fund, Inc. 333-40086/811-09995

T. Rowe Price Growth & Income Fund, Inc. 002-79190/811-3566

T. Rowe Price Growth Stock Fund, Inc. 002-10780/811-579

T. Rowe Price Health Sciences Fund, Inc. 033-63759/811-07381

T. Rowe Price High Yield Fund, Inc. 002-93707/811-4119

T. Rowe Price Index Trust, Inc. 033-32859/811-5986

T. Rowe Price Inflation Focused Bond Fund, Inc. 333-136805/811-21919

T. Rowe Price Inflation Protected Bond Fund, Inc. 333-99241/811-21185

T. Rowe Price Institutional Equity Funds, Inc. 333-04753/811-07639

T. Rowe Price Institutional Income Funds, Inc. 333-84634/811-21055

T. Rowe Price Institutional International Funds, Inc. 033-29697/811-5833

T. Rowe Price International Funds, Inc. 002-65539/811-2958

T. Rowe Price International Index Fund, Inc. 333-44964/811-10063

T. Rowe Price International Series, Inc. 033-52171/811-07145

T. Rowe Price Media & Telecommunications Fund, Inc. 333-27963/811-07075

T. Rowe Price Mid-Cap Growth Fund, Inc. 033-47806/811-6665

T. Rowe Price Mid-Cap Value Fund, Inc. 333-02993/811-07605

T. Rowe Price Multi-Sector Account Portfolios, Inc. 333-178660/811-22620

T. Rowe Price New Era Fund, Inc. 002-29866/811-1710

T. Rowe Price New Horizons Fund, Inc. 002-18099/811-958

T. Rowe Price New Income Fund, Inc. 002-48848/811-2396

T. Rowe Price Personal Strategy Funds, Inc. 033-53675/811-07173

T. Rowe Price Prime Reserve Fund, Inc. 002-54926/811-2603

T. Rowe Price Real Assets Fund, Inc. 333-166395/811-22410

T. Rowe Price Real Estate Fund, Inc. 333-36137/811-08371

T. Rowe Price Reserve Investment Funds, Inc. 811-08279

T. Rowe Price Retirement Funds, Inc. 333-92380/811-21149

T. Rowe Price Science & Technology Fund, Inc. 033-16567/811-5299

T. Rowe Price Short-Term Bond Fund, Inc. 002-87568/811-3894

T. Rowe Price Small-Cap Stock Fund, Inc. 002-12171/811-696

T. Rowe Price Small-Cap Value Fund, Inc. 002-43237/811-2215

T. Rowe Price Spectrum Fund, Inc. 033-10992/811-4998

T. Rowe Price Strategic Income Fund, Inc. 333-154155/811-22243

T. Rowe Price Summit Funds, Inc. 033-50319/811-7093

T. Rowe Price Summit Municipal Funds, Inc. 033-50321/811-7095

T. Rowe Price Tax-Efficient Funds, Inc. 333-26441-811-08207

T. Rowe Price Tax-Exempt Money Fund, Inc. 002-67029/811-3055

T. Rowe Price Tax-Free High Yield Fund, Inc. 002-94641/811-4163

T. Rowe Price Tax-Free Income Fund, Inc. 002-57265/811-2684

T. Rowe Price Tax-Free Short-Intermediate Fund, Inc. 002-87059/811-3872

T. Rowe Price U.S. Bond Enhanced Index Fund, Inc. 333-45018/811-10093

T. Rowe Price U.S. Large-Cap Core Fund, Inc. 333-158764/811-22293

T. Rowe Price U.S. Treasury Funds, Inc. 033-30531/811-5860

T. Rowe Price Value Fund, Inc. 033-54963/811-07209

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Proxy Information
This proxy material concerns the: T. Rowe Price Family of Funds

Dear Shareholder:

We cordially invite you to attend an annual shareholder meeting of the T. Rowe Price Funds on Tuesday, October 22, 2013. There are several items on the agenda. We ask you to read the enclosed information carefully and to submit your vote.

The following matters will be considered and acted upon. More information on each proposal is included in the enclosed materials.

• Proposal No. 1 - All Funds. Elect directors to serve on the Boards of the funds until the next annual meeting, if any, or until their successors are elected and qualified.

• Proposal No. 2 - Dividend Growth Fund, Equity Income Portfolio, Equity Index 500 Fund, Equity Index 500 Portfolio, Extended Equity Market Index Fund, Growth & Income Fund, Growth Stock Fund, International Growth & Income Fund. Change the investment objectives of the funds.

• Proposal No. 3 - Summit Municipal Income Fund and Summit Municipal Intermediate Fund. Eliminate certain fundamental investment restrictions.

• Proposal No. 4 - All Funds (other than Global Allocation Fund, Institutional Long Duration Credit Fund, Short-Term Reserve Fund, and the T. Rowe Price money market funds). Revise the fundamental policy regarding commodities.

• Transact any other business that may properly come before the meeting.

Several directors have retired over the past few years and new directors have been added, so it has become necessary to seek shareholder approval to elect Boards for the funds. If all proposed nominees are elected, each Board will be composed of at least 75% independent directors and the same independent directors would serve on each fund’s Board. Most of the directors standing for election already serve on the Boards of the T. Rowe Price Funds. We are also taking the opportunity to seek shareholder approval to make changes to certain funds’ investment policies. You are being asked to vote on those proposals only if you own shares of those funds.

You are receiving these combined proxy materials for any fund(s) you own that are organized under Maryland law. We have combined all of the above proposals into this single proxy statement for the funds organized under Maryland law to reduce fund expenses associated with doing a separate mailing for each impacted fund. However, please note that this proxy statement pertains only to the T. Rowe Price Funds that are listed on the accompanying Notice of Annual Meeting. There are other T. Rowe Price Funds that are organized under Massachusetts law for which proxy materials have not been included. If you own shares of those funds, you will receive another letter and proxy statement in early September with instructions on how to vote your shares of those funds. Although the proposal to elect directors is common to all T. Rowe Price Funds, the funds organized in Maryland are permitted to send their proxy materials earlier, which affords more time to complete these administrative procedures.

We realize that it may be difficult for most shareholders to attend the meeting and vote their shares in person. However, we do need your vote in order to reach a quorum for each fund. You can vote by mail, by telephone, or through the Internet, as explained in the enclosed materials. By voting promptly, you can help the funds that you own avoid the expense of additional mailings.

If you have any questions or would like additional information concerning the matters proposed for action at the meeting, please call one of our service representatives at 1-800-541-5910. Your participation in this vote is extremely important.

As always, thank you for investing with T. Rowe Price.

Sincerely,

Edward C. Bernard
Chairman of the Board

Notice of Annual Meeting of Shareholders

T. Rowe Price Family of Funds	T. Rowe Price Funds 100 East Pratt Street Baltimore, MD 21202
Patricia B. Lippert Secretary
August 2, 2013

Notice is hereby given that an annual meeting of shareholders of the T. Rowe Price family of funds will be held on Tuesday, October 22, 2013, at 8:00 a.m., Eastern time, at the New York Palace Hotel, 455 Madison Avenue, New York, New York 10022. The following matters will be considered and acted upon at that time:

1. To elect directors to serve on the Boards of the funds until the next annual meeting, if any, or until their successors shall have been duly elected and qualified;

2. To change the investment objectives for the Dividend Growth Fund; Equity Income Portfolio; Equity Index 500 Fund; Equity Index 500 Portfolio; Extended Equity Market Index Fund; Growth & Income Fund; Growth Stock Fund; and International Growth & Income Fund;

3. To eliminate the fundamental policy prohibiting the purchase of equity securities and securities convertible into equity securities for each of the Summit Municipal Income Fund and the Summit Municipal Intermediate Fund;

4. To revise the fundamental policy regarding commodities that applies to all of the T. Rowe Price Funds (other than the Global Allocation Fund, Institutional Long Duration Credit Fund, Short-Term Reserve Fund, and any of the T. Rowe Price money market funds); and

5. To transact such other business as may properly come before the meeting and any adjournments thereof.

Only shareholders of record at the close of business on July 24, 2013, are entitled to notice of, and to vote at, this meeting or any adjournment thereof. The Boards of Directors of the funds recommend that you vote in favor of all the proposals.

PATRICIA B. LIPPERT

YOUR VOTE IS IMPORTANT

Shareholders are urged to designate their choice on the matters to be acted upon by using one of the following three methods:

1. Vote by Internet.*

• Read the proxy statement.

• Go to the proxy voting link found on your proxy card.

• Enter the control number found on your proxy card.

• Follow the instructions using your proxy card as a guide.

2. Vote by telephone.*

• Read the proxy statement.

• Call the toll-free number found on your proxy card.

• Enter the control number found on your proxy card.

• Follow the recorded instructions using your proxy card as a guide.

3. Vote by mail.

• Date, sign, and return the enclosed proxy card in the envelope provided, which requires no postage if mailed in the United States.

*If you vote by telephone or access the Internet voting site, your vote must be received no later than 7:59 a.m. on October 22, 2013.

Your prompt response will help assure a quorum at the meeting and avoid the additional expenses to the funds of further solicitation.

Annual Meeting of Shareholders — October 22, 2013

T. ROWE PRICE FAMILY OF FUNDS

(each a “fund” and collectively, the “funds” or “Price Funds”)

T. Rowe Price Balanced Fund, Inc.

T. Rowe Price Blue Chip Growth Fund, Inc. and its Advisor and R Classes

T. Rowe Price Capital Opportunity Fund, Inc. and its Advisor and R Classes

T. Rowe Price Corporate Income Fund, Inc.

T. Rowe Price Diversified Mid-Cap Growth Fund, Inc.

T. Rowe Price Diversified Small-Cap Growth Fund, Inc.

T. Rowe Price Dividend Growth Fund, Inc. and its Advisor Class

T. Rowe Price Equity Series, Inc.

consisting of its series:

T. Rowe Price Blue Chip Growth Portfolio and its II Class

T. Rowe Price Equity Income Portfolio and its II Class

T. Rowe Price Equity Index 500 Portfolio

T. Rowe Price Health Sciences Portfolio and its II Class

T. Rowe Price Mid-Cap Growth Portfolio and its II Class

T. Rowe Price New America Growth Portfolio

T. Rowe Price Personal Strategy Balanced Portfolio

T. Rowe Price Financial Services Fund, Inc.

T. Rowe Price Fixed Income Series, Inc.

consisting of its series:

T. Rowe Price Limited-Term Bond Portfolio and its II Class

T. Rowe Price Prime Reserve Portfolio

T. Rowe Price Floating Rate Fund, Inc. and its Advisor Class

T. Rowe Price Global Allocation Fund, Inc. and its Advisor Class

T. Rowe Price Global Real Estate Fund, Inc. and its Advisor Class

T. Rowe Price Global Technology Fund, Inc.

T. Rowe Price Growth & Income Fund, Inc.

T. Rowe Price Growth Stock Fund, Inc. and its Advisor and R Classes

T. Rowe Price Health Sciences Fund, Inc.

T. Rowe Price High Yield Fund, Inc. and its Advisor Class

T. Rowe Price Index Trust, Inc.

consisting of its series:

T. Rowe Price Equity Index 500 Fund

T. Rowe Price Extended Equity Market Index Fund

T. Rowe Price Total Equity Market Index Fund

T. Rowe Price Inflation Focused Bond Fund, Inc.

T. Rowe Price Inflation Protected Bond Fund, Inc.

T. Rowe Price Institutional Equity Funds, Inc.

consisting of its series:

T. Rowe Price Institutional Large-Cap Core Growth Fund

T. Rowe Price Institutional Large-Cap Growth Fund

T. Rowe Price Institutional Large-Cap Value Fund

T. Rowe Price Institutional Mid-Cap Equity Growth Fund

T. Rowe Price Institutional Small-Cap Stock Fund

T. Rowe Price Institutional U.S. Structured Research Fund

T. Rowe Price Institutional Income Funds, Inc.

consisting of its series:

T. Rowe Price Institutional Core Plus Fund and its F Class

T. Rowe Price Institutional Floating Rate Fund and its F Class

T. Rowe Price Institutional High Yield Fund

T. Rowe Price Institutional Long Duration Credit Fund

T. Rowe Price Institutional International Funds, Inc.

consisting of its series:

T. Rowe Price Institutional Africa & Middle East Fund

T. Rowe Price Institutional Emerging Markets Bond Fund

T. Rowe Price Institutional Emerging Markets Equity Fund

T. Rowe Price Institutional Global Equity Fund

T. Rowe Price Institutional Global Large-Cap Equity Fund

T. Rowe Price Institutional Global Value Equity Fund

T. Rowe Price Institutional International Bond Fund

T. Rowe Price Institutional Concentrated International Equity Fund

T. Rowe Price Institutional International Core Equity Fund

T. Rowe Price Institutional International Growth Equity Fund

T. Rowe Price International Funds, Inc.

consisting of its series:

T. Rowe Price Africa & Middle East Fund

T. Rowe Price Emerging Europe Fund

T. Rowe Price Emerging Markets Bond Fund

T. Rowe Price Emerging Markets Corporate Bond Fund and its Advisor Class

T. Rowe Price Emerging Markets Local Currency Bond Fund and its Advisor Class

T. Rowe Price Emerging Markets Stock Fund

T. Rowe Price European Stock Fund

T. Rowe Price Global Infrastructure Fund and its Advisor Class

T. Rowe Price Global Large-Cap Stock Fund and its Advisor Class

T. Rowe Price Global Stock Fund and its Advisor Class

T. Rowe Price International Bond Fund and its Advisor Class

T. Rowe Price International Discovery Fund

T. Rowe Price International Growth & Income Fund and its Advisor and R Classes

T. Rowe Price International Stock Fund and its Advisor and R Classes

T. Rowe Price Japan Fund

T. Rowe Price Latin America Fund

T. Rowe Price New Asia Fund

T. Rowe Price Overseas Stock Fund

T. Rowe Price International Index Fund, Inc.

consisting of its series:

T. Rowe Price International Equity Index Fund

T. Rowe Price International Series, Inc.

consisting of its series:

T. Rowe Price International Stock Portfolio

T. Rowe Price Media & Telecommunications Fund, Inc.

T. Rowe Price Mid-Cap Growth Fund, Inc. and its Advisor and R Classes

T. Rowe Price Mid-Cap Value Fund, Inc. and its Advisor and R Classes

T. Rowe Price Multi-Sector Account Portfolios, Inc.

consisting of its series:

T. Rowe Price Emerging Markets Corporate Multi-Sector Account Portfolio

T. Rowe Price Emerging Markets Local Multi-Sector Account Portfolio

T. Rowe Price Floating Rate Multi-Sector Account Portfolio

T. Rowe Price High Yield Multi-Sector Account Portfolio

T. Rowe Price Investment-Grade Corporate Multi-Sector Account Portfolio

T. Rowe Price Mortgage-Backed Securities Multi-Sector Account Portfolio

T. Rowe Price New Era Fund, Inc.

T. Rowe Price New Horizons Fund, Inc.

T. Rowe Price New Income Fund, Inc. and its Advisor and R Classes

T. Rowe Price Personal Strategy Funds, Inc.

consisting of its series:

T. Rowe Price Personal Strategy Balanced Fund

T. Rowe Price Personal Strategy Growth Fund

T. Rowe Price Personal Strategy Income Fund

T. Rowe Price Prime Reserve Fund, Inc.

T. Rowe Price Real Assets Fund, Inc.

T. Rowe Price Real Estate Fund, Inc. and its Advisor Class

T. Rowe Price Reserve Investment Funds, Inc.

consisting of its series:

T. Rowe Price Government Reserve Investment Fund

T. Rowe Price Reserve Investment Fund

T. Rowe Price Short-Term Reserve Fund

T. Rowe Price Retirement Funds, Inc.

consisting of its series:

T. Rowe Price Retirement 2005 Fund and its Advisor and R Classes

T. Rowe Price Retirement 2010 Fund and its Advisor and R Classes

T. Rowe Price Retirement 2015 Fund and its Advisor and R Classes

T. Rowe Price Retirement 2020 Fund and its Advisor and R Classes

T. Rowe Price Retirement 2025 Fund and its Advisor and R Classes

T. Rowe Price Retirement 2030 Fund and its Advisor and R Classes

T. Rowe Price Retirement 2035 Fund and its Advisor and R Classes

T. Rowe Price Retirement 2040 Fund and its Advisor and R Classes

T. Rowe Price Retirement 2045 Fund and its Advisor and R Classes

T. Rowe Price Retirement 2050 Fund and its Advisor and R Classes

T. Rowe Price Retirement 2055 Fund and its Advisor and R Classes

T. Rowe Price Retirement Income Fund and its Advisor and R Classes

T. Rowe Price Science & Technology Fund, Inc. and its Advisor Class

T. Rowe Price Short-Term Bond Fund, Inc.

consisting of its series:

T. Rowe Price Short-Term Bond Fund and its Advisor Class

T. Rowe Price Ultra Short-Term Bond Fund

T. Rowe Price Small-Cap Stock Fund, Inc. and its Advisor Class

T. Rowe Price Small-Cap Value Fund, Inc. and its Advisor Class

T. Rowe Price Spectrum Fund, Inc.

consisting of its series:

Spectrum Growth Fund

Spectrum Income Fund

Spectrum International Fund

T. Rowe Price Strategic Income Fund, Inc. and its Advisor Class

T. Rowe Price Summit Funds, Inc.

consisting of its series:

T. Rowe Price Summit Cash Reserves Fund

T. Rowe Price Summit GNMA Fund

T. Rowe Price Summit Municipal Funds, Inc.

consisting of its series:

T. Rowe Price Summit Municipal Income Fund and its Advisor Class

T. Rowe Price Summit Municipal Intermediate Fund and its Advisor Class

T. Rowe Price Summit Municipal Money Market Fund

T. Rowe Price Tax-Efficient Funds, Inc.

consisting of its series:

T. Rowe Price Tax-Efficient Equity Fund

T. Rowe Price Tax-Exempt Money Fund, Inc.

T. Rowe Price Tax-Free High Yield Fund, Inc. and its Advisor Class

T. Rowe Price Tax-Free Income Fund, Inc. and its Advisor Class

T. Rowe Price Tax-Free Short-Intermediate Fund, Inc.

consisting of its series:

T. Rowe Price Tax-Free Short-Intermediate Fund and its Advisor Class

T. Rowe Price U.S. Bond Enhanced Index Fund, Inc.

T. Rowe Price U.S. Large-Cap Core Fund, Inc. and its Advisor Class

T. Rowe Price U.S. Treasury Funds, Inc.

consisting of its series:

U.S. Treasury Intermediate Fund

U.S. Treasury Long-Term Fund

U.S. Treasury Money Fund

T. Rowe Price Value Fund, Inc. and its Advisor Class

PROXY STATEMENT

This proxy material concerns the funds listed above in the Notice of Annual Meeting of Shareholders. This document provides you with the information you need in order to vote on the matters coming before the annual meeting and is furnished in connection with the solicitation of proxies by the funds. If you have any questions, please feel free to call us toll-free, 1-800-541-5910.

Who is asking for my vote?

The Boards of Directors (the “Boards”) of the funds, as well as the funds’ investment adviser, T. Rowe Price Associates, Inc. (“T. Rowe Price”), encourage you to vote on the matters listed in the Notice of Annual Meeting of Shareholders. The votes will be formally counted at the annual meeting on Tuesday, October 22, 2013, and if the annual meeting is adjourned, at any later meeting. You may vote in person at the annual meeting, by Internet, by telephone, or by returning your completed proxy card in the prepaid envelope provided. Please do not mail the proxy card if you are voting by Internet or telephone.

Who is eligible to vote?

Shareholders of record at the close of business on July 24, 2013, (the “record date”) are entitled to one vote for each full share and a proportionate vote for each fractional share of the fund(s) they held as of July 24, 2013. The Notice of Annual Meeting of Shareholders, the proxy card, and the proxy statement (or appropriate notice of where to access these materials) were first mailed to shareholders of record on August 2, 2013. In some cases, the funds may mail only one copy of this proxy statement to households in which more than one person in the household is a fund shareholder of record. If you need additional copies of this proxy statement or if you do not want the mailing of this proxy statement to be combined with those for other members of your household, please contact us at 1-800-541-5910.

Although the annual meeting will be held to elect directors/trustees for all of the Price Funds, this proxy statement applies only to those funds that are organized as a Maryland corporation. There are other Price Funds that are organized as Massachusetts business trusts and not listed on the accompanying Notice of Annual Meeting of Shareholders. Proxy materials for the funds organized under Massachusetts law will be mailed separately to shareholders beginning on September 4, 2013. Under Maryland law, shares owned by two or more persons (whether as joint tenants, co-fiduciaries, or otherwise) will be voted as follows, unless a written instrument or court order providing to the contrary has been filed with the fund(s): (1) if only one votes, that vote will bind all; (2) if more than one votes, the vote of the majority will bind all; and (3) if more than one votes and the vote is evenly divided, the vote will be cast proportionately.

What are shareholders being asked to vote on?

At a meeting held on April 24, 2013, the Boards of the funds, including a majority of the independent directors, unanimously approved submitting the following proposals to be considered and acted upon:

Proposals	Funds Affected

1. Electing directors to serve on the Boards of the funds until the next annual meeting, if any, or until their successors shall have been duly elected and qualified.	All funds
2. Changing the investment objective.

Dividend Growth Fund; Equity Income Portfolio; Equity Index 500 Fund; Equity Index 500 Portfolio; Extended Equity Market Index Fund; Growth & Income Fund; Growth Stock Fund; and International Growth & Income Fund

3. Eliminating the fundamental policy that prohibits the purchase of equity securities and convertible securities.	Summit Municipal Income Fund and Summit Municipal Intermediate Fund

4. Revising the fundamental policy regarding commodities.	All funds (other than Global Allocation Fund, Institutional Long Duration Credit Fund, Short-Term Reserve Fund, and T. Rowe Price money market funds)

5. Transacting such other business as may properly come before the meeting and any adjournments thereof.	All funds

How can I get more information about the funds?

A copy of each fund’s most recent prospectus, annual and semiannual shareholder reports, and Statement of Additional Information are available at no cost through troweprice.com; by calling
1-800-541-5910; or by writing to T. Rowe Price, Three Financial Center, 4515 Painters Mill Road, Owings Mills, MD 21117. Please note that the prospectus and shareholder reports for the Multi-Sector Account Portfolios, Reserve Investment Funds, and Inflation Focused Bond Fund are not available through the T. Rowe Price web site.

PROPOSAL NO. 1 — Election of Directors

ALL FUNDS

Why are directors being elected?

Under the Investment Company Act of 1940 (the “1940 Act”), a certain percentage of each Board must be elected by shareholders. Due to the retirement of several directors over the past few years and vacancies having been filled by action of the Boards, it has become necessary for the funds to hold a shareholder meeting in order to add any new directors or replace any current directors. All of the present Boards are composed of at least 75% independent directors and that will continue to be the case if the proposed nominees are elected.

If the entire slates are approved, there will be ten independent directors and two interested directors on each fund Board. An important benefit of these elections is that the same independent directors/trustees will serve on the Boards of all of the Price Funds. This approach is designed to provide effective governance by exposing the directors/trustees to a wider range of business issues and market trends, allowing the directors/trustees to better share their knowledge, background, and experience, and permitting the Boards to operate more efficiently, particularly with respect to matters common to all funds.

What are the primary responsibilities of the Boards and how often do they meet?

The directors/trustees are responsible for the general oversight of each fund’s business and for assuring that each fund is managed in the best interests of its shareholders. The directors/trustees meet regularly to review a wide variety of matters affecting or potentially affecting the funds, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and business and regulatory affairs.

The Boards of the Price Funds held five regularly scheduled formal meetings during calendar year 2012. Each director/trustee attended 75% or more of the meetings of the Price Funds held in 2012. The funds are not required to hold an annual meeting of shareholders. Accordingly, no annual meeting of shareholders shall be held in any year in which it is not otherwise required to be held unless the Boards determine otherwise. If an annual meeting is held, the policy is that all nominee directors/trustees should attend, subject to availability. Although the Boards have direct responsibility over various matters (such as approval of advisory contracts and review of fund performance), each Board also exercises certain of its oversight responsibilities through several committees that it has established and which report back to the full Board. The Boards believe that a committee structure is an effective means to permit directors/trustees to focus on particular operations or issues affecting the funds, including risk oversight. Each Board currently has three standing committees, a Committee of Independent Directors, a Joint Audit Committee, and an Executive Committee, which are described in greater detail in the following paragraphs.

The Committee of Independent Directors, which consists of all of the independent directors of the funds, is responsible for, among other things, reviewing and selecting candidates for election as independent directors/trustees to fill vacancies on each fund’s Board. Anthony W. Deering, as the lead independent director, serves as chairman of the committee. The committee will consider written recommendations from shareholders for possible nominees. Shareholders should submit their recommendations to the secretary of the funds. The committee met five times in 2012 in conjunction with the full Board.

The Joint Audit Committee consists of only independent directors/ trustees. The current members of the committee are Anthony W. Deering, Robert J. Gerrard, Jr., John G. Schreiber, and Mark R. Tercek. Mr. Tercek serves as chairman of the committee. The Joint Audit Committee holds three regular meetings during each fiscal year. Two of the meetings include the attendance of the independent registered public accounting firm of the Price Funds as the Joint Audit Committee reviews: (1) the services provided; (2) the findings of the most recent audits; (3) management’s response to the findings of the most recent audits; (4) the scope of the audits to be performed; (5) the accountants’ fees; and (6) any accounting, valuation, tax, or compliance questions relating to particular areas of the Price Funds’ operations or the operations of parties dealing with the Price Funds, as circumstances indicate. A third meeting is devoted primarily to a review of the risk management program of the funds’ investment adviser. The Joint Audit Committee met three times in 2012.

The Executive Committee, which consists of the interested directors/trustees, has been authorized by its respective Board to exercise all powers of the Boards of the funds in the intervals between regular meetings of the Boards, except for those powers prohibited by statute from being delegated. All actions of the Executive Committee must be approved in advance by one independent director/trustee and reviewed after the fact by the full Board. The Executive Committee for each fund does not hold regularly scheduled meetings. The Executive Committee was not called upon to take any action on behalf of any funds during 2012.

Like other mutual funds, the funds are subject to risks, including investment, compliance, operational and valuation risks, among others. The Boards oversee risk as part of their oversight of the funds. Risk oversight is addressed as part of various Board and committee activities. The Board, directly or through its committees, interacts with and reviews reports from, among others, the investment adviser or its affiliates, the funds’ Chief Compliance Officer, the funds’ independent registered public accounting firm, legal counsel, and internal auditors for T. Rowe Price or its affiliates, as appropriate, regarding risks faced by the funds and the risk management programs of the investment adviser and certain other service providers. Also, the Joint Audit Committee receives periodic reports from members of the investment adviser’s Risk Management Oversight Committee on the significant risks inherent to the adviser’s business, including aggregate investment risks, reputational risk, business continuity risk, and operational risk. The actual day-to-day risk management functions with respect to the funds are subsumed within the responsibilities of the investment adviser, its affiliates that serve as investment sub-advisers to the funds, and other service providers (depending on the nature of the risk) that carry out the funds’ investment management and business affairs. Although the risk management policies of T. Rowe Price and its affiliates, and the funds’ other service providers, are reasonably designed to be effective, those policies and their implementation vary among service providers over time, and there is no guarantee that they will always be effective. Not all risks that may affect the funds can be identified. Processes and controls developed may not eliminate or mitigate the occurrence or effects of all risks, and some risks may be simply beyond any control of the funds, T. Rowe Price and its affiliates, or other service providers.

In addition to the Boards and the three standing committees, the directors/trustees have established a Fixed Income Advisory Board with respect to the domestic fixed income Price Funds. The Advisory Board is composed of Robert J. Gerrard, Jr. and Cecilia E. Rouse. Advisory Board members serve in a consultative capacity to the Board of each of the domestic fixed income Price Funds and, in doing so, participate in Board discussions and review Board materials relating to the domestic fixed income Price Funds. However, Advisory Board members are not eligible to vote on any matter presented to the Boards of the domestic fixed income Price Funds and have no power to act on behalf of or bind the directors or any committee of the Board. It should be noted that the relevant Boards have decided to terminate the Fixed Income Advisory Board once the necessary votes are obtained at the annual shareholder meeting, and any adjournments thereto, to elect Mr. Gerrard and Dr. Rouse as directors/trustees of the domestic fixed income Price Funds as well.

If a shareholder wishes to send a communication to any of the Boards, or to a specified director/trustee, the communication should be submitted in writing to Patricia B. Lippert, Secretary of the T. Rowe Price Funds, 100 East Pratt Street, Baltimore, MD 21202, who will forward such communication to the directors/trustees.

Who are the nominees for director?

The Boards have proposed the slate of persons listed below and in the tables that follow for election as director, each to hold office until the next annual meeting (if any), retirement, or resignation, or until his or her successor is duly elected and qualified. Shareholders are being asked to elect the directors of their respective fund(s) only.

A shareholder using the enclosed proxy card, or voting by telephone or Internet, can vote for all or any of the nominees or withhold his or her vote from all or any of such nominees. If the proxy card is properly executed but unmarked, or a telephone or Internet vote is submitted without an election, it will be voted for all of the nominees. Each of the nominees has agreed to serve as a director if elected; however, should any nominee become unable or unwilling to accept nomination or election, the persons named in the proxy will exercise their voting power in favor of such other person or persons as the Boards may recommend. There are no family relationships among these nominees.

Independent Directors/Trustees. William R. Brody, Anthony W. Deering, Donald W. Dick, Jr., Karen N. Horn, John G. Schreiber and Mark R. Tercek currently serve as independent directors/trustees to all of the Price Funds. Robert J. Gerrard, Jr. and Cecilia E. Rouse currently serve as independent directors/trustees to all of the Price Funds, other than the domestic fixed income Price Funds. Shareholders are being asked to elect all of these current independent directors/trustees to the Boards of all the Price Funds. Shareholders are also being asked to elect Bruce W. Duncan and Paul F. McBride, neither of whom currently serves as independent director/trustee to any of the Price Funds, to the Boards of all the Price Funds.

Theo C. Rodgers, an independent director/trustee of the Price Funds since 2005, is retiring from the Boards and will not be standing for reelection.

Interested Directors/Trustees. Interested directors/trustees are considered as such because of their relationships with T. Rowe Price and its affiliates. They are also shareholders of T. Rowe Price Group, Inc., the parent company of the funds’ investment adviser. Edward C. Bernard currently serves as interested director/trustee and Chairman of the Board for all of the Price Funds. Michael C. Gitlin currently serves as interested director/trustee for all of the fixed income Price Funds. Brian C. Rogers currently serves as interested director/trustee for the asset allocation Price Funds and most of the equity Price Funds. Shareholders are being asked to elect Mr. Bernard to the Boards of all of the Price Funds, to elect Mr. Gitlin to each of the Boards of the Price Funds on which he currently serves, and to elect Mr. Rogers to each of the Boards of the Price Funds on which he currently serves as well as those Boards on which John H. Laporte currently serves.

Mr. Laporte, an interested director/trustee of certain equity Price Funds since 1985, is retiring from T. Rowe Price and the Boards and will not be standing for reelection.

Each nominee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other nominees, has led to the conclusion that each nominee should serve on the Boards of the Price Funds. Attributes common to all nominees include the ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the funds’ management and counsel and the various service providers to the funds, and to exercise reasonable business judgment in the performance of their duties as director. In addition, the actual service and commitment of the directors during their tenure on the funds’ Boards is taken into consideration in concluding that each should continue to serve. A director’s ability to perform his or her duties effectively may have been attained through his or her educational background or professional training; business, consulting, public service or academic positions; experience from service as a director of the Price Funds, public companies, or non-profit entities or other organizations; or other experiences.

Each nominee brings a diverse perspective to the Boards. Some of the specific experience, qualifications, and attributes that led to the conclusion that each nominee should serve as director/trustee are set forth below.

Edward C. Bernard has been an interested director/trustee, and Chairman of the Board, of all the Price Funds for the past 7 years. Mr. Bernard has 25 years of experience in the investment management industry, all of which have been with T. Rowe Price. In addition to his responsibilities with T. Rowe Price and the Price Funds, Mr. Bernard served as chairman (from 2009 to 2011) and is currently the vice chairman of the board of governors of the Investment Company Institute, the national trade association for the mutual fund industry.

William R. Brody has been an independent director/trustee of the Price Funds for the past 4 years. Dr. Brody has substantial experience in the public health and research fields, as well as academia. He previously served as President of the Johns Hopkins University, as well as on the boards of John Hopkins University, Johns Hopkins Health System, Salk Institute for Biological Studies, IBM, and Novartis. He has also served on the boards of a number of other private companies and non-profit entities, including Kool Smiles, Novamed, Stanford University, and the Commonwealth Fund, which funds health services research.

Anthony W. Deering has been an independent director/trustee of the Price Funds for more than 30 years. He currently serves as the lead independent director/trustee and as a member of the Joint Audit Committee. Mr. Deering brings a wealth of financial services and investment management experience to the Boards. He is the former chair and chief executive officer of the Rouse Company and has also served on the boards of a number of public companies, including Deutsche Bank North America, Vornado Realty Trust, Mercantile Bank, and Under Armour. He has also served on the boards of a number of private companies and non-profit entities, including the Investment Company Institute, Baltimore Museum of Art, Parks & People Foundation, The Rouse Company Foundation, and The Charlesmead Foundation among others.

Donald W. Dick, Jr. has been an independent director/trustee of the Price Funds for more than 30 years. He has significant investment and business experience from serving as a principal in a private equity firm and has previously served on the boards of manufacturing, construction, publishing and advertising companies in the U.S. and Europe.

Bruce W. Duncan has substantial experience in the fields of commercial real estate and property management. He currently serves as chief executive officer and director of First Industrial Realty Trust and has held a variety of senior roles and board positions with Starwood Hotels & Resorts.

Robert J. Gerrard, Jr. became an independent director/trustee of certain Price Funds in May 2012 and currently serves as a member of the Joint Audit Committee. He has substantial legal and business experience in the industries relating to communications and interactive data services. He has served on the board and compensation committee for Syniverse Holdings and as general counsel to Scripps Networks.

Michael C. Gitlin has been an interested director/trustee of certain fixed income Price Funds for the past three years. He has served as the Director of Fixed Income for T. Rowe Price since 2009. He joined T. Rowe Price in 2007, where he initially served as the Global Head of Trading until becoming the Director of Fixed Income. Prior to joining T. Rowe Price, he held several roles in the securities industry, including Head of U.S. Equity Sales at Citigroup Global Markets.

Karen N. Horn has been an independent director/trustee of the Price Funds for the past 10 years. Ms. Horn has substantial experience in the financial services industry and the arts. She is a limited partner and senior managing director of Brock Capital Group, and has served on the boards of a number of public companies, including Eli Lilly, Simon Property Group, the Federal National Mortgage Association, and Norfolk Southern. She has also served on the boards of a number of private companies and non-profit entities, including the National Bureau of Economic Research, Council on Foreign Relations, and the Florence Griswold Museum.

Paul F. McBride has served in various management and senior leadership roles with the Black & Decker Corporation and General Electric Company. He led businesses in the materials, industrial and consumer durable segments. He also has significant global experience. He has served on the boards of a number of private and non-profit entities, including Dunbar Armored, Vizzia Technologies, Gilman School, and Living Classrooms Foundation.

Brian C. Rogers has been an interested director/trustee of certain Price Funds for more than 20 years. Mr. Rogers has served in a variety of senior leadership roles since joining T. Rowe Price in 1982. Prior to that, he was employed by Bankers Trust Company. In addition to his various offices held with T. Rowe Price and its affiliates, he serves as the portfolio manager of the Equity Income Fund and Equity Income Portfolio, and as a member of the T. Rowe Price Asset Allocation Committee.

Cecilia E. Rouse became an independent director/trustee of certain Price Funds in May 2012. Dr. Rouse has extensive experience in the fields of higher education and economic research. She has served in a variety of roles at Princeton University, including as a dean, professor and leader of economic research. She has also served on the board of MDRC, a non-profit education and social policy organization dedicated to improving programs and policies that affect the poor, and as a member of numerous entities, including the American Economic Association, National Bureau of Economic Research, National Academy of Education, and the Association of Public Policy and Management Policy Council.

John G. Schreiber has been an independent director/trustee of the Price Funds for more than 20 years and currently serves as a member of the Joint Audit Committee. He has significant experience investing in real estate transactions and brings substantial financial services and investment management experience to the boards. He is the President of Centaur Capital Partners, Inc. and is a Partner and Co-Founder of Blackstone Real Estate Advisors. He previously served as Chairman and CEO of JMB Urban Development Co. and Executive Vice President of JMB Realty Corporation. Mr. Schreiber currently serves on the boards of JMB Realty Corporation, General Growth Properties, and Blackstone Mortgage Trust, and is a past board member of Urban Shopping Centers, Inc., Host Hotels & Resorts, Inc., The Rouse Company and AMLI Residential Properties Trust.

Mark R. Tercek has been an independent director/trustee of the Price Funds for the past four years and currently serves as chairman of the Joint Audit Committee. He brings substantial financial services experience to the boards. He was a managing director of Goldman Sachs and is currently president and chief executive officer of The Nature Conservancy.

The following table entitled “Nominees for Election as Independent Director” provides biographical information for the nominated independent directors, along with their principal occupation(s) during the past five years and any directorships of public companies and other investment companies. The directors of the funds believe it is important to have an investment in the Price Funds. Directors are expected to invest the equivalent of at least one year of their directors’ fees in the Price Funds and new directors are given at least three years to reach this threshold. The nominees allocate their investments among the Price Funds based on their own investment objectives. Accordingly, the table also shows their ownership in the funds on which they currently serve or to which they are being nominated to serve as director, as well as their total ownership in all of the Price Funds. The table entitled “Nominees for Election as Interested Director” provides similar information, except the information pertains to the nominated interested directors.

Nominees for Election as Independent Director
Name, Year of Birth, Address, Position on Fund Board, and Principal Occupations and Other Directorships of Public Companies	Dollar Range of Fund Shares Beneficially Owned, Directly or Indirectly, as of 6/30/13		Total Dollar Range of Shares Owned, Directly or Indirectly, in All Funds Overseen or to be Overseen, as of 6/30/13

William R. Brody, 1944

100 E. Pratt Street, Baltimore, MD 21202

Director/Trustee of all Price Funds (144 portfolios)

President and Trustee, Salk Institute for Biological Studies (2009 to present); President and Trustee, Johns Hopkins University (1996 to 2009); Chairman of Executive Committee and Trustee, John Hopkins Health System (1996 to 2009); Novartis, Inc. (2009 to present); IBM (2007 to present)

	New Horizons Retirement 2015 Retirement 2020	over $100,000 over $100,000 over $100,000	over $100,000

Anthony W. Deering, 1945

100 E. Pratt Street, Baltimore, MD 21202

Director/Trustee of all Price Funds (144 portfolios)

Chairman, Exeter Capital, LLC, a private investment firm (2004 to present); Director and Member of the Advisory Board, Deutsche Bank North America (2004 to present); Under Armour (2008 to present); Vornado Realty Trust (2004 to 2012)

	Equity Income Global Technology Institutional Floating Rate	over $100,000 over $100,000 over $100,000	over $100,000

Donald W. Dick, Jr., 1943

100 E. Pratt Street, Baltimore, MD 21202

Director/Trustee of all Price Funds (144 portfolios)

Principal, EuroCapital Partners, LLC, an acquisition and management advisory firm (1995 to present)

Balanced

Blue Chip Growth

Capital Appreciation

Dividend Growth

Equity Income

Growth & Income

Growth Stock

Health Sciences

High Yield

Inflation Protected Bond

Science & Technology

Short-Term Bond

Summit Cash Reserves

U.S. Treasury Intermediate

		over $100,000 $10,001-$50,000 over $100,000 $50,001-$100,000 over $100,000 $10,001-$50,000 over $100,000 over $100,000 over $100,000 over $100,000 $10,001-$50,000 $50,001-$100,000 over $100,000 $1-$10,000	over $100,000

Nominees for Election as Independent Director
Name, Year of Birth, Address, Position on Fund Board, and Principal Occupations and Other Directorships of Public Companies	Dollar Range of Fund Shares Beneficially Owned, Directly or Indirectly, as of 6/30/13		Total Dollar Range of Shares Owned, Directly or Indirectly, in All Funds Overseen or to be Overseen, as of 6/30/13

Bruce W. Duncan, 1951

100 E. Pratt Street, Baltimore, MD 21202

President, Chief Executive Officer, and Director, First Industrial Realty Trust, owner and operator of industrial properties (2009 to present); Chairman of the Board (2005 to present), Interim Chief Executive Officer (2007), and Director (1999 to present), Starwood Hotels & Resorts, hotel and leisure company; Trustee, Starwood Lodging Trust, a real estate investment trust and former subsidiary of Starwood (1995 to 2006); Senior Advisor, Kohlberg, Kravis, Roberts & Co. LP, a global investment firm (2008 to 2009)

	None	None	None

Robert J. Gerrard, Jr., 1952

100 E. Pratt Street, Baltimore, MD 21202

Director/Trustee of all equity and international Price Funds (91 portfolios)

Chairman of Compensation Committee, Syniverse Holdings, Inc. (2008 to 2011); Executive Vice President and General Counsel, Scripps Networks, LLC (1997 to 2009); and Advisory Board member, Pipeline Crisis/Winning Strategies (1997 to present)

Capital Appreciation

Financial Services

Global Real Estate

Global Technology

Health Sciences

Media & Telecommunications

Mid-Cap Growth—Advisor Class

New Horizons

New Income

Retirement 2020

Small-Cap Stock

Small-Cap Value

Spectrum Income

Ultra Short-Term Bond

$10,001-$50,000

$10,001-$50,000

$10,001-$50,000

$10,001-$50,000

$10,001-$50,000

$10,001-$50,000

$50,001-$100,000

$10,001-$50,000

$10,001-$50,000

$50,001-$100,000

$1-$10,000

$1-$10,000

$10,001-$50,000

$10,001-$50,000

over $100,000

Nominees for Election as Independent Director
Name, Year of Birth, Address, Position on Fund Board, and Principal Occupations and Other Directorships of Public Companies	Dollar Range of Fund Shares Beneficially Owned, Directly or Indirectly, as of 6/30/13		Total Dollar Range of Shares Owned, Directly or Indirectly, in All Funds Overseen or to be Overseen, as of 6/30/13

Karen N. Horn, 1943

100 E. Pratt Street, Baltimore, MD 21202

Director/Trustee of all Price Funds (144 portfolios)

Limited Partner and Senior Managing Director, Brock Capital Group, an advisory and investment banking firm (2004 to present); Director, Eli Lilly and Company (1987 to present); Simon Property Group (2004 to present); Norfolk Southern (2008 to present); Fannie Mae (2006 to 2008)

	Retirement 2015 Retirement 2020	over $100,000 over $100,000	over $100,000

Paul F. McBride, 1956

100 E. Pratt Street, Baltimore, MD 21202

Former Company Officer and Senior Vice President, Human Resources and Corporate Initiatives (2004 to 2010) and President, Worldwide Power Tools Business (1999 to 2004), Black & Decker Corporation; Former Company Officer and President, GE Silicones Business (1998 to 1999) and President, GE Plastics Asia/Pacific (1997), General Electric Company

	Capital Appreciation Health Sciences New America Growth Real Estate	over $100,000 over $100,000 over $100,000 over $100,000	over $100,000

Nominees for Election as Independent Director
Name, Year of Birth, Address, Position on Fund Board, and Principal Occupations and Other Directorships of Public Companies	Dollar Range of Fund Shares Beneficially Owned, Directly or Indirectly, as of 6/30/13		Total Dollar Range of Shares Owned, Directly or Indirectly, in All Funds Overseen or to be Overseen, as of 6/30/13

Cecilia E. Rouse, 1963

100 E. Pratt Street, Baltimore, MD 21202

Director/Trustee of all equity and international Price Funds (91 portfolios)

Dean, Woodrow Wilson School (2012 to present); Professor and Researcher, Princeton University (1992 to present); Director, MDRC (2011 to present); Member of National Academy of Education (2010 to present); Research Associate, National Bureau of Economic Research’s Labor Studies Program (1998 to 2009 and 2011 to present); Member of President’s Council of Economic Advisers (2009 to 2011); Member of The MacArthur Foundation Network on the Transition to Adulthood and Public Policy (2000 to 2008); Member of National Advisory Committee for the Robert Wood Johnson Foundation’s Scholars in Health Policy Research Program (2008); Member of and Director, National Economic Association (2006 to 2008); Member of Association of Public Policy Analysis and Management Policy Council (2006 to 2008); Member of Hamilton Project’s Advisory Board at The Brookings Institute (2006 to 2008); and Chair of Committee on the Status of Minority Groups in the Economic Profession, American Economic Association (2006 to 2008) and (2012 to present)

	Personal Strategy Balanced	$50,001-$100,000	$50,001-$100,000
Nominees for Election as Independent Director
Name, Year of Birth, Address, Position on Fund Board, and Principal Occupations and Other Directorships of Public Companies	Dollar Range of Fund Shares Beneficially Owned, Directly or Indirectly, as of 6/30/13		Total Dollar Range of Shares Owned, Directly or Indirectly, in All Funds Overseen or to be Overseen, as of 6/30/13

John G. Schreiber, 1946

100 E. Pratt Street, Baltimore, MD 21202

Director/Trustee of all Price Funds (144 portfolios)

Owner/President, Centaur Capital Partners, Inc., a real estate investment company (1991 to present); Cofounder and Partner, Blackstone Real Estate Advisors, L.P. (1992 to present); Director, BXMT (formerly Capital Trust, Inc.), a real estate investment company (2012 to present); General Growth Properties, Inc. (2010 to present); Director and Chairman of the Board, Brixmor Property Group, Inc. (2013 to present)

Blue Chip Growth

GNMA

Growth & Income

High Yield

Japan

New Income

Prime Reserve

Short-Term Bond

Summit Cash Reserves

Summit Municipal Income

Summit Municipal Intermediate

Summit Municipal Money Market

Tax-Free High Yield

U.S. Treasury Intermediate

U.S. Treasury Long-Term

U.S. Treasury Money

Value

over $100,000

over $100,000

over $100,000

over $100,000

over $100,000

over $100,000

$10,001-$50,000

over $100,000

$1-$10,000

over $100,000

over $100,000

$10,001-$50,000

over $100,000

over $100,000

over $100,000

$1-$10,000

over $100,000

over $100,000

Mark R. Tercek, 1957

100 E. Pratt Street, Baltimore, MD 21202

Director/Trustee of all Price Funds (144 portfolios)

President and Chief Executive Officer, The Nature Conservancy (2008 to present); Managing Director, The Goldman Sachs Group, Inc. (1984 to 2008)

Summit Cash Reserves	over $100,000*	over $100,000*

* Holdings of Price Funds are as of 7/8/2013.

Nominees for Election as Interested Director
Name, Year of Birth, Address, Position on Fund Board, and Principal Occupations and Other Directorships of Public Companies	Dollar Range of Fund Shares Beneficially Owned, Directly or Indirectly, as of 6/30/13		Total Dollar Range of Shares Owned, Directly or Indirectly, in All Funds Overseen or to be Overseen, as of 6/30/13

Edward C. Bernard, 1956

100 E. Pratt Street, Baltimore, MD 21202

Director/Trustee and Chairman of the Board of all Price Funds (144 portfolios)

Director and Vice President, T. Rowe Price Associates, Inc.; Vice Chairman of the Board, Director, and Vice President, T. Rowe Price Group, Inc.; Chairman of the Board, Director, and President, T. Rowe Price Investment Services, Inc.; Chairman of the Board and Director, T. Rowe Price Retirement Plan Services, Inc. and T. Rowe Price Services, Inc.; Chairman of the Board, Chief Executive Officer, and Director, T. Rowe Price International Ltd

Emerging Markets Stock

Equity Income

Global Stock

Growth & Income

Growth Stock

High Yield

International Discovery

International Stock

New Asia

New Horizons

Prime Reserve

Retirement 2055

Science & Technology

Small-Cap Value

Spectrum Growth

Spectrum Income

Spectrum International

Summit Cash Reserves

over $100,000

$50,001-$100,000

over $100,000

$50,001-$100,000

$50,001-$100,000

$10,001-$50,000

$10,001-$50,000

$10,001-$50,000

over $100,000

$10,001-$50,000

over $100,000

over $100,000

over $100,000

$10,001-$50,000

over $100,000

$10,001-$50,000

$10,001-$50,000

over $100,000

over $100,000

Michael C. Gitlin, 1970

100 E. Pratt Street, Baltimore, MD 21202

Director/Trustee of all fixed income Price Funds (51 portfolios)

Vice President, T. Rowe Price Hong Kong Limited, T. Rowe Price Singapore Private Ltd., T. Rowe Price Associates, Inc., T. Rowe Price Group, Inc., and T. Rowe Price International Ltd; President, Multi-Sector Account Portfolios

	Capital Appreciation Dividend Growth Fund Emerging Markets Local Currency Bond Floating Rate Global Allocation Retirement 2035 Short-Term Bond Summit Cash Reserves Ultra Short-Term Bond	over $100,000 $50,001-$100,000 over $100,000 $50,001-$100,000 over $100,000 $50,001-$100,000 over $100,000 over $100,000 over $100,000	over $100,000

Nominees for Election as Interested Director
Name, Year of Birth, Address, Position on Fund Board, and Principal Occupations and Other Directorships of Public Companies	Dollar Range of Fund Shares Beneficially Owned, Directly or Indirectly, as of 6/30/13		Total Dollar Range of Shares Owned, Directly or Indirectly, in All Funds Overseen or to be Overseen, as of 6/30/13

Brian C. Rogers, 1955

100 E. Pratt Street, Baltimore, MD 21202

Director/Trustee of certain asset allocation and equity Price Funds (76 portfolios)

Chief Investment Officer, Director, and Vice President, T. Rowe Price Associates, Inc.; Chairman of the Board, Chief Investment Officer, Director, and Vice President, T. Rowe Price Group, Inc.; Vice President, T. Rowe Price Trust Company; President, Equity Income Fund, Equity Series, and Institutional Equity Funds; Vice President, Personal Strategy Funds, Retirement Funds, Spectrum Funds, and Value Fund

	Corporate Income Equity Income Global Stock Growth Stock Japan Media & Telecommunications New America Growth Prime Reserve Science & Technology Spectrum Income Summit Cash Reserves Value	over $100,000 over $100,000 over $100,000 over $100,000 over $100,000 over $100,000 over $100,000 $50,001-$100,000 $50,001-$100,000 over $100,000 over $100,000 over $100,000	over $100,000

Some nominees have served as a director of the Price Funds for more than 20 years, including as members and/or chairs of the Boards’ standing committees. The following table entitled “Term of Price Funds Directorship” shows the year from which each nominated director has served on each fund’s Board (or that of the corporation of which the fund is a part). Please note that Messrs. Duncan and McBride are not shown in the table because they do not currently serve on the Board of any Price Fund.

Term of Price Funds Directorship
T. Rowe Price Corporation	Brody	Deering	Dick	Gerrard	Horn	Rouse	Schreiber	Tercek	Bernard	Gitlin	Rogers
Balanced	2009	2001	1991	2012	2003	2012	2001	2009	2006	—	2006
Blue Chip Growth	2009	2001	1993	2012	2003	2012	2001	2009	2006	—	2006
Capital Opportunity	2009	2001	1994	2012	2003	2012	2001	2009	2006	—	—
Corporate Income	2009	1995	2001	—	2003	—	1995	2009	2006	2010	—
Diversified Mid-Cap Growth	2009	2003	2003	2012	2003	2012	2003	2009	2006	—	—
Diversified Small-Cap Growth	2009	2001	1997	2012	2003	2012	2001	2009	2006	—	—
Dividend Growth	2009	2001	1992	2012	2003	2012	2001	2009	2006	—	2006
Equity Series	2009	2001	1994	2012	2003	2012	2001	2009	2006	—	—
Financial Services	2009	2001	1996	2012	2003	2012	2001	2009	2006	—	2006
Fixed Income Series	2009	1994	2001	—	2003	—	1994	2009	2006	2010	—
Floating Rate	2011	2011	2011	—	2011	—	2011	2011	2011	2011	—
Global Allocation	2013	2013	2013	2013	2013	2013	2013	2013	2013	—	2013
Global Real Estate	2009	2008	2008	2012	2008	2012	2008	2009	2008	—	2008
Global Technology	2009	2001	2000	2012	2003	2012	2001	2009	2006	—	2006
Growth & Income	2009	2001	1982	2012	2003	2012	2001	2009	2006	—	2006
Growth Stock	2009	2001	1980	2012	2003	2012	2001	2009	2006	—	2006
Health Sciences	2009	2001	1995	2012	2003	2012	2001	2009	2006	—	—
High Yield	2009	1984	2001	—	2003	—	1992	2009	2006	2010	—
Index Trust	2009	2001	1994	2012	2003	2012	2001	2009	2006	—	2006

Term of Price Funds Directorship
T. Rowe Price Corporation	Brody	Deering	Dick	Gerrard	Horn	Rouse	Schreiber	Tercek	Bernard	Gitlin	Rogers
Inflation Focused Bond	2009	2006	2006	—	2006	—	2006	2009	2006	2010	—
Inflation Protected Bond	2009	2002	2002	—	2003	—	2002	2009	2006	2010	—
Institutional Equity	2009	2001	1996	2012	2003	2012	2001	2009	2006	—	2006
Institutional Income	2009	2002	2002	—	2003	—	2002	2009	2006	2010	—
Institutional International	2009	1991	1989	2012	2003	2012	2001	2009	2006	—	2006
International	2009	1991	1988	2012	2003	2012	2001	2009	2006	—	2006
International Index	2009	2000	2000	2012	2003	2012	2001	2009	2006	—	2006
International Series	2009	1994	1994	2012	2003	2012	2001	2009	2006	—	2006
Media & Telecommunications	2009	2001	1997	2012	2003	2012	2001	2009	2006	—	2006
Mid-Cap Growth	2009	2001	1992	2012	2003	2012	2001	2009	2006	—	2006
Mid-Cap Value	2009	2001	1996	2012	2003	2012	2001	2009	2006	—	2006
Multi-Sector Account Portfolios	2012	2012	2012	—	2012	—	2012	2012	2012	2012	—
New Era	2009	2001	1994	2012	2003	2012	2001	2009	2006	—	2006
New Horizons	2009	2001	1994	2012	2003	2012	2001	2009	2006	—	—
New Income	2009	1980	2001	—	2003	—	1992	2009	2006	2010	—
Personal Strategy	2009	2001	1994	2012	2003	2012	2001	2009	2006	—	2006
Prime Reserve	2009	1979	2001	—	2003	—	1992	2009	2006	2010	—
Real Assets	2010	2010	2010	2012	2010	2012	2010	2010	2010	—	2010
Real Estate	2009	2001	1997	2012	2003	2012	2001	2009	2006	—	2006

Term of Price Funds Directorship
T. Rowe Price Corporation	Brody	Deering	Dick	Gerrard	Horn	Rouse	Schreiber	Tercek	Bernard	Gitlin	Rogers
Reserve Investment	2009	1997	2001	—	2003	—	1997	2009	2006	2010	—
Retirement	2009	2002	2002	2012	2003	2012	2002	2009	2006	—	2006
Science & Technology	2009	2001	1994	2012	2003	2012	2001	2009	2006	—	—
Short-Term Bond	2009	1983	2001	—	2003	—	1992	2009	2006	2010	—
Small-Cap Stock	2009	2001	1992	2012	2003	2012	2001	2009	2006	—	—
Small-Cap Value	2009	2001	1994	2012	2003	2012	2001	2009	2006	—	—
Spectrum	2009	2001	1999	2012	2003	2012	2001	2009	2006	—	2006
Strategic Income	2009	2008	2008	—	2008	—	2008	2009	2008	2010	—
Summit	2009	1993	2001	—	2003	—	1993	2009	2006	2010	—
Summit Municipal	2009	1993	2001	—	2003	2012	1993	2009	2006	2010	—
Tax-Efficient	2009	2001	1997	2012	2003	2012	2001	2009	2006	—	2006
Tax-Exempt Money	2009	1983	2001	—	2003	—	1992	2009	2006	2010	—
Tax-Free High Yield	2009	1984	2001	—	2003	—	1992	2009	2006	2010	—
Tax-Free Income	2009	1983	2001	—	2003	—	1992	2009	2006	2010	—
Tax-Free Short-Intermediate	2009	1983	2001	—	2003	—	1992	2009	2006	2010	—
U.S. Bond Enhanced Index	2009	2000	2001	—	2003	—	2000	2009	2006	2010	—
U.S. Large-Cap Core	2009	2009	2009	2012	2009	2012	2009	2009	2009	—	2009
U.S. Treasury	2009	1989	2001	—	2003	—	1992	2009	2006	2010	—
Value	2009	2001	1994	2012	2003	2012	2001	2009	2006	—	2006

What are the directors/trustees paid for their services to the funds?

Messrs. Bernard, Gitlin, and Rogers are considered “interested persons” of the funds because they are employed by, and also serve as officers of, T. Rowe Price and its affiliates. The officers of the funds and interested directors/trustees do not receive any compensation or benefits from the funds for their service.

The independent directors are paid $250,000 for their service on the Boards. The Lead Independent Director receives an additional $100,000 annually for serving in this capacity. An independent director serving on the Joint Audit Committee receives an additional $9,000 for his/her service and the chairman of the Joint Audit Committee receives an additional $18,000 for his/her service. Members of the Fixed Income Advisory Board are paid the same compensation from each domestic fixed income Price Fund as those funds’ independent directors are paid.

The following table entitled “Compensation” shows the accrued amounts paid by each fund, and the total compensation that was paid from all of the funds, to the independent directors/trustees and Advisory Board members for the 2012 calendar year. The fees are allocated to each fund on a pro rata basis based on each fund’s net assets relative to the other funds. The independent directors/trustees of the funds do not receive any pension or retirement benefits from the funds or T. Rowe Price.

Compensation
T. Rowe Price Fund	Aggregate Compensation From Fund
	Brody	Deering	Dick	Gerrard	Horn	Rodgers*	Rouse	Schreiber	Tercek
Africa & Middle East	599	860	599	386	599	599	379	621	628
Balanced	2,476	3,556	2,476	1,750	2,476	2,476	1,719	2,565	2,596
Blue Chip Growth	4,584	6,582	4,584	2,887	4,584	4,584	2,836	4,749	4,800
Blue Chip Growth Portfolio	673	966	673	443	673	673	435	697	705
Capital Opportunity	724	1,040	724	483	724	724	474	750	759
Corporate Income	890	1,278	890	603	890	890	592	922	932
Diversified Mid-Cap Growth	627	901	627	407	627	627	399	650	657
Diversified Small-Cap Growth	657	943	657	434	657	657	426	681	689
Dividend Growth	2,023	2,905	2,023	1,439	2,023	2,023	1,414	2,096	2,121
Emerging Europe	771	1,108	771	504	771	771	496	799	808
Emerging Markets Bond	2,628	3,774	2,628	1,892	2,628	2,628	1,859	2,723	2,756
Emerging Markets Corporate Bond	284	407	284	289	284	284	284	294	300
Emerging Markets Corporate Multi-Sector Account Portfolio	0	0	0	0	0	0	0	0	0
Emerging Markets Local Currency Bond	538	772	538	342	538	538	336	557	563
Emerging Markets Local Multi-Sector Account Portfolio	0	0	0	0	0	0	0	0	0
Emerging Markets Stock	4,128	5,928	4,128	2,887	4,128	4,128	2,836	4,277	4,328
Equity Income Portfolio	1,159	1,665	1,159	751	1,159	1,159	738	1,201	1,214
Equity Index 500	4,584	6,582	4,584	2,887	4,584	4,584	2,836	4,749	4,800

Compensation
T. Rowe Price Fund	Aggregate Compensation From Fund
	Brody	Deering	Dick	Gerrard	Horn	Rodgers*	Rouse	Schreiber	Tercek
Equity Index 500 Portfolio	515	740	515	325	515	515	319	534	539
European Stock	921	1,322	921	616	921	921	605	954	965
Extended Equity Market Index	750	1,077	750	496	750	750	487	777	786
Financial Services	699	1,004	699	461	699	699	452	724	732
Floating Rate	544	781	544	354	544	544	348	564	570
Floating Rate Multi-Sector Account Portfolio	0	0	0	0	0	0	0	0	0
Global Allocation(a)	3	4	3	3	3	3	3	3	3
Global Infrastructure	535	768	535	339	535	535	333	554	560
Global Large-Cap Stock	548	786	548	349	548	548	343	567	573
Global Real Estate	553	794	553	357	553	553	350	573	580
Global Stock	842	1,209	842	550	842	842	540	872	881
Global Technology	907	1,303	907	621	907	907	610	940	951
Government Reserve Investment	1,373	1,972	1,373	970	1,373	1,373	953	1,423	1,440
Growth & Income	1,209	1,737	1,209	827	1,209	1,209	812	1,253	1,267
Growth Stock	4,584	6,582	4,584	2,887	4,584	4,584	2,836	4,749	4,800
Health Sciences	3,069	4,407	3,069	2,295	3,069	3,069	2,252	3,179	3,221
Health Sciences Portfolio	588	845	588	384	588	588	377	609	616
High Yield	4,577	6,573	4,577	2,887	4,577	4,577	2,836	4,742	4,793

Compensation
T. Rowe Price Fund	Aggregate Compensation From Fund
	Brody	Deering	Dick	Gerrard	Horn	Rodgers*	Rouse	Schreiber	Tercek
High Yield Multi-Sector Account Portfolio	0	0	0	0	0	0	0	0	0
Inflation Focused Bond	2,577	3,700	2,577	1,862	2,577	2,577	1,829	2,669	2,702
Inflation Protected Bond	841	1,208	841	566	841	841	556	871	881
Institutional Africa & Middle East	592	850	592	382	592	592	376	613	620
Institutional Concentrated International Equity	514	738	514	324	514	514	318	532	538
Institutional Core Plus	625	898	625	407	625	625	400	648	655
Institutional Emerging Markets Bond	653	938	653	427	653	653	419	677	684
Institutional Emerging Markets Equity	1,046	1,501	1,046	711	1,046	1,046	699	1,083	1,096
Institutional Floating Rate	1,698	2,438	1,698	1,196	1,698	1,698	1,175	1,759	1,781
Institutional Global Equity	606	870	606	389	606	606	382	628	635
Institutional Global Large-Cap Equity	549	789	549	351	549	549	345	569	575
Institutional Global Value Equity	199	286	199	205	199	199	199	206	212
Institutional High Yield	2,035	2,923	2,035	1,466	2,035	2,035	1,441	2,109	2,134
Institutional International Bond	602	865	602	387	602	602	381	624	631
Institutional International Core Equity	540	775	540	348	540	540	342	559	565
Institutional International Growth Equity	555	797	555	355	555	555	348	575	582
Institutional Large-Cap Core Growth	740	1,062	740	499	740	740	490	767	776

Compensation
T. Rowe Price Fund	Aggregate Compensation From Fund
	Brody	Deering	Dick	Gerrard	Horn	Rodgers*	Rouse	Schreiber	Tercek
Institutional Large-Cap Growth	3,392	4,871	3,392	2,611	3,392	3,392	2,563	3,514	3,562
Institutional Large-Cap Value	1,027	1,475	1,027	707	1,027	1,027	695	1,064	1,077
Institutional Long Duration Credit(b)	2	2	2	2	2	2	2	2	2
Institutional Mid-Cap Equity Growth	2,144	3,079	2,144	1,596	2,144	2,144	1,569	2,221	2,249
Institutional Small-Cap Stock	1,009	1,449	1,009	697	1,009	1,009	684	1,045	1,058
Institutional U.S. Structured Research	842	1,210	842	561	842	842	551	873	883
International Bond	3,656	5,250	3,656	2,562	3,656	3,656	2,518	3,788	3,831
International Discovery	2,054	2,949	2,054	1,456	2,054	2,054	1,431	2,128	2,153
International Equity Index	728	1,045	728	478	728	728	469	754	763
International Growth & Income	3,582	5,143	3,582	2,612	3,582	3,582	2,564	3,710	3,758
International Stock	4,404	6,324	4,404	2,887	4,404	4,404	2,836	4,562	4,613
International Stock Portfolio	678	973	678	442	678	678	434	702	710
Investment-Grade Corporate Multi-Sector Account Portfolio	0	0	0	0	0	0	0	0	0
Japan	611	878	611	392	611	611	385	633	640
Latin America	1,688	2,424	1,688	1,119	1,688	1,688	1,100	1,748	1,768
Limited-Term Bond Portfolio	617	886	617	397	617	617	390	639	646
Media & Telecommunications	1,840	2,642	1,840	1,309	1,840	1,840	1,286	1,906	1,929
Mid-Cap Growth	4,584	6,582	4,584	2,887	4,584	4,584	2,836	4,749	4,800

Compensation
T. Rowe Price Fund	Aggregate Compensation From Fund
	Brody	Deering	Dick	Gerrard	Horn	Rodgers*	Rouse	Schreiber	Tercek
Mid-Cap Growth Portfolio	708	1,017	708	462	708	708	454	734	742
Mid-Cap Value	4,578	6,575	4,578	2,887	4,578	4,578	2,836	4,743	4,794
Mortgage-Backed Securities Multi-Sector Account Portfolio	0	0	0	0	0	0	0	0	0
New America Growth Portfolio	597	857	597	385	597	597	378	618	625
New Asia	3,043	4,370	3,043	2,183	3,043	3,043	2,144	3,152	3,191
New Era	3,253	4,671	3,253	2,224	3,253	3,253	2,186	3,370	3,409
New Horizons	4,569	6,651	4,569	2,887	4,569	4,569	2,836	4,733	4,784
New Income	4,584	6,582	4,584	2,887	4,584	4,584	2,836	4,749	4,800
Overseas Stock	3,203	4,600	3,203	2,340	3,203	3,203	2,297	3,319	3,362
Personal Strategy Balanced	1,504	2,160	1,504	1,033	1,504	1,504	1,015	1,558	1,576
Personal Strategy Balanced Portfolio	602	865	602	388	602	602	381	624	631
Personal Strategy Growth	1,197	1,719	1,197	816	1,197	1,197	801	1,240	1,254
Personal Strategy Income	1,136	1,632	1,136	778	1,136	1,136	764	1,177	1,191
Prime Reserve	3,985	5,722	3,985	2,807	3,985	3,985	2,759	4,128	4,177
Prime Reserve Portfolio	525	754	525	332	525	525	326	544	550
Real Assets	1,758	2,525	1,758	1,459	1,758	1,758	1,433	1,822	1,848
Real Estate	2,620	3,762	2,620	1,913	2,620	2,620	1,879	2,714	2,748
Reserve Investment	4,584	6,582	4,584	2,887	4,584	4,584	2,836	4,749	4,800

Compensation
T. Rowe Price Fund	Aggregate Compensation From Fund
	Brody	Deering	Dick	Gerrard	Horn	Rodgers*	Rouse	Schreiber	Tercek
Retirement 2005	1,289	1,851	1,289	887	1,289	1,289	872	1,335	1,351
Retirement 2010	3,980	5,715	3,980	2,823	3,980	3,980	2,774	4,123	4,172
Retirement 2015	4,218	6,057	4,218	2,887	4,218	4,218	2,836	4,370	4,421
Retirement 2020	4,584	6,582	4,584	2,887	4,584	4,584	2,836	4,749	4,800
Retirement 2025	4,413	6,337	4,413	2,887	4,413	4,413	2,836	4,572	4,623
Retirement 2030	4,584	6,582	4,584	2,887	4,584	4,584	2,836	4,749	4,800
Retirement 2035	3,913	5,619	3,913	2,846	3,913	3,913	2,795	4,054	4,105
Retirement 2040	4,416	6,341	4,416	2,887	4,416	4,416	2,836	4,575	4,626
Retirement 2045	2,349	3,373	2,349	1,699	2,349	2,349	1,668	2,434	2,464
Retirement 2050	1,621	2,327	1,621	1,161	1,621	1,621	1,140	1,679	1,700
Retirement 2055	767	1,101	767	517	767	767	508	795	804
Retirement Income	2,156	3,097	2,156	1,529	2,156	2,156	1,502	2,234	2,261
Science & Technology	2,217	3,183	2,217	1,512	2,217	2,217	1,487	2,297	2,322
Short-Term Bond	4,054	5,822	4,054	2,887	4,054	4,054	2,836	4,200	4,251
Short-Term Reserve(c)	2,222	3,191	2,222	2,222	2,222	2,222	2,222	2,302	2,302
Small-Cap Stock	4,288	6,157	4,288	2,887	4,288	4,288	2,836	4,442	4,493
Small-Cap Value	4,343	6,237	4,343	2,887	4,343	4,343	2,836	4,500	4,551
Spectrum Growth	2,459	3,532	2,459	1,721	2,459	2,459	1,692	2,548	2,578
Spectrum Income	4,135	5,937	4,135	2,887	4,135	4,135	2,836	4,283	4,334

Compensation
T. Rowe Price Fund	Aggregate Compensation From Fund
	Brody	Deering	Dick	Gerrard	Horn	Rodgers*	Rouse	Schreiber	Tercek
Spectrum International	922	1,324	922	625	922	922	614	955	967
Strategic Income	666	957	666	437	666	666	429	690	698
Summit Cash Reserves	3,995	5,737	3,995	2,785	3,995	3,995	2,736	4,139	4,187
Summit GNMA	643	924	643	420	643	643	412	666	674
Summit Municipal Income	935	1,342	935	641	935	935	630	968	980
Summit Municipal Intermediate	1,790	2,570	1,790	1,264	1,790	1,790	1,242	1,854	1,877
Summit Municipal Money Market	631	907	631	407	631	631	400	654	661
Tax-Efficient Equity	566	813	566	362	566	566	356	586	593
Tax-Exempt Money	1,049	1,506	1,049	700	1,049	1,049	688	1,086	1,098
Tax-Free High Yield	1,848	2,654	1,848	1,332	1,848	1,848	1,309	1,915	1,939
Tax-Free Income	2,325	3,338	2,325	1,635	2,325	2,325	1,606	2,408	2,437
Tax-Free Short-Intermediate	1,607	2,308	1,607	1,135	1,607	1,607	1,115	1,665	1,685
Total Equity Market Index	885	1,271	885	596	885	885	585	917	927
U.S. Bond Enhanced Index	1,122	1,612	1,122	739	1,122	1,122	727	1,163	1,175
U.S. Large-Cap Core	535	769	535	340	535	535	334	555	561
U.S. Treasury Intermediate	849	1,219	849	577	849	849	567	880	890
U.S. Treasury Long-Term	815	1,170	815	554	815	815	544	844	854
U.S. Treasury Money	1,659	2,383	1,659	1,143	1,659	1,659	1,123	1,719	1,739

Compensation
T. Rowe Price Fund	Aggregate Compensation From Fund
	Brody	Deering	Dick	Gerrard	Horn	Rodgers*	Rouse	Schreiber	Tercek
Ultra Short-Term Bond	45	64	45	46	45	45	45	46	48
Value	4,584	6,582	4,584	2,887	4,584	4,584	2,836	4,749	4,800
Total Compensation From Funds and Fund Complex (d)	250,000	359,000	250,000	169,667	250,000	250,000	166,667	259,000	262,000

* Theo C. Rodgers is retiring from the Boards and is not seeking re-election.

(a) Estimated for the period May 29, 2013, through December 31, 2013.

(b) Estimated for the period June 4, 2013, through December 31, 2013.

(c) Estimated for the period January 15, 2013, through December 31, 2013.

(d) Represents compensation actually paid for the calendar year 2012 for all Price Funds. This amount will not equal the sum of the individual fund amounts shown in the table, which include estimated amounts for funds that incepted in 2013 and do not include any funds that are organized as Massachusetts business trusts.

What vote is required to elect the directors?

Each Board will consist of 12 directors. Proposal 1 requires the affirmative vote of a plurality of the shares present and entitled to vote at the meeting to elect the Board members of that fund.

For each corporation that consists of a single series with no additional share classes, all shareholders vote together and the 12 nominees receiving the highest number of votes cast at the meeting shall be elected directors of that fund (provided a quorum is present). For each corporation that consists of multiple series and/or share classes, all series and classes of the corporation vote together. The 12 nominees receiving the highest number of the combined votes cast at the meeting by the shareholders of all series and classes of each corporation shall be elected directors of that corporation (provided a quorum is present).

The Board of Directors, including the funds’ independent directors, recommends that shareholders vote FOR all of the proposed nominees.

PROPOSAL NO. 2 — Amend Investment Objectives for the Dividend Growth Fund, Equity Income Portfolio, Equity Index 500 Fund, Equity Index 500 Portfolio, Extended Equity Market Index Fund, Growth & Income Fund, Growth Stock Fund, and International Growth & Income Fund

Dividend Growth Fund (and its Advisor Class)

The Dividend Growth Fund’s current investment objective is as follows: “The fund seeks to provide increasing dividend income over time, long-term growth of capital, and a reasonable level of current income through investments primarily in dividend-paying stocks.” In connection with the fund’s current investment objective, the fund’s principal investment strategies, as set forth in the fund’s prospectus, provide that the fund will normally invest at least 65% of its total assets in the common stocks of dividend-paying companies that are expected to increase their dividends over time and also provide long-term appreciation.

The Board proposes that the Dividend Growth Fund’s investment objective be changed to the following: “The fund seeks dividend income and long-term capital growth primarily through investments in stocks.” To conform to the new investment objective, the fund’s principal investment strategies would be revised to provide that the fund will normally invest at least 65% of its total assets in stocks with an emphasis on stocks issued by companies that have shown a strong track record of paying dividends or are expected to increase their dividends over time.

While there will be no material changes to the fund’s current investment program (nor are any anticipated as a result of the change in investment objective), the Board, upon recommendation by the fund’s investment adviser, believes that fund shareholders will benefit from the more general investment objective by allowing the fund greater flexibility to execute its investment strategies in the future. With respect to the term “dividend-paying stocks,” there is no set definition, interpretation, or industry position as to how frequently a stock would need to declare cash or stock dividends to deem it a dividend-paying stock. Therefore, removing the reference to “dividend-paying stocks” from the fund’s investment objective and principal investment strategies is not expected to alter the fund’s investment style as the portfolio manager will continue to seek stocks with strong track records of paying dividends or with expectations of increasing dividends. The fund continues to believe that dividends can serve as an excellent indicator of financial health and growth prospects and that, over the long-term, income can contribute significantly to the fund’s total return and help reduce the fund’s volatility during periods of market turbulence. However, the Board recognizes that requiring 65% of the fund’s assets in dividend-paying stocks and seeking increasing dividend income over time could prove difficult to achieve in certain market environments.

There will be no material changes to the fund’s current investment program, or to the fund’s overall risk profile, as a result of these changes. However, the Board believes that it is in the interests of the fund’s shareholders to approve a more general investment objective to allow the fund greater flexibility to execute its investment program.

Equity Income Portfolio (and its II Class)

The Equity Income Portfolio’s current investment objective is as follows: “The fund seeks to provide substantial dividend income as well as long-term growth of capital through investments in the common stocks of established companies.” In connection with the fund’s current investment objective, the fund’s principal investment strategies, as set forth in the fund’s prospectus, provide that the fund will normally invest at least 80% of net assets in common stocks and 65% in the common stocks of well-established companies paying above-average dividends.

The Board proposes that the Equity Income Portfolio’s investment objective be changed to the following: “The fund seeks a high level of dividend income and long-term capital growth primarily through investments in stocks.” To conform to the new investment objective, the fund’s principal investment strategies would be revised to provide that the fund will normally invest at least 80% of its net assets in stocks with an emphasis on larger capitalization stocks with a strong track record of paying dividends or that are believed to be undervalued.

While there will be no material changes to the fund’s current investment program (nor are any anticipated as a result of the change in investment objective), the Board, upon recommendation by the fund’s investment adviser, believes that fund shareholders will benefit from the more general investment objective by allowing the fund greater flexibility to execute its investment strategies in the future. There are no generally accepted positions regarding what is considered substantial dividend income or above-average dividends, or what market capitalization should define a company as well-established. However, the fund’s principal investment strategies have interpreted the term “substantial dividend income” to mean that, under normal conditions, the yield on the fund’s portfolio securities generally exceeds the yield on the fund’s benchmark, the Standard & Poor’s 500 Stock Index. Removing the references to “substantial dividend income” and “established companies “ from the fund’s investment objective is not expected to alter the fund’s investment style as the portfolio manager will continue to employ a value approach to stock selection and seek stocks of large-capitalization companies with strong track records of paying dividends. The fund continues to believe that income can be a significant contributor to the fund’s total return over time and it does not intend to depart from this approach. The reference to how the fund defines the term “substantial dividend income” will be removed from the fund’s principal investment strategies, although the strategies will be revised to explain that the fund’s yield is expected to normally be above that of the Standard & Poor’s 500 Stock Index and to clarify that the fund’s investments will mainly be in large-capitalization stocks.

There will be no material changes to the fund’s current investment program, or to the fund’s overall risk profile, as a result of these changes. However, the Board believes that it is in the interests of the fund’s shareholders to approve a more general investment objective to allow the fund greater flexibility to execute its investment program.

Equity Index 500 Fund

The Equity Index 500 Fund’s current investment objective is as follows: “The fund seeks to match the performance of the Standard & Poor’s 500 Stock Index.”

The Board proposes that the Equity Index 500 Fund’s investment objective be changed to the following: “The fund seeks to track the performance of a benchmark index that measures the investment return of large-capitalization U.S. stocks.”

While there will be no material changes to the fund’s current investment program (nor are any anticipated as a result of the change in investment objective), the Board, upon recommendation by the fund’s investment adviser, believes that fund shareholders will benefit from the more general investment objective by allowing the fund to more effectively continue tracking an appropriate large-cap U.S. stock benchmark should there be any unexpected changes to the Standard & Poor’s 500 Stock Index. The specific reference in the investment objective to the Standard & Poor’s 500 Stock Index could potentially create challenges and unanticipated costs to the fund’s shareholders if Standard & Poor’s changed the benchmark’s name, including in connection with the sale of the benchmark to another data provider, which could require the fund to quickly seek shareholder approval to continue investing in accordance with its investment objective. While such an event could require the fund to change its name as well, the Board would be authorized to approve a name change without the need to seek shareholder approval.

If the proposed amendment is approved, the fund would continue to seek to match the performance of the Standard & Poor’s 500 Stock Index by using a full replication strategy, which involves investing substantially all of the fund’s assets in all of the stocks in the Standard & Poor’s 500 Stock Index and maintaining holdings of each stock in approximately the same proportion to its weight in the index. To conform to the new investment objective, the only modification to the fund’s principal investment strategies (as set forth in the fund’s prospectus) would be to clarify that tracking the investment return of a large-capitalization U.S. stock index is achieved by seeking to track the Standard & Poor’s 500 Stock Index.

There will be no material changes to the fund’s current investment program, or to the fund’s overall risk profile, as a result of this change. However, the Board believes that it is in the interests of the fund’s shareholders to approve a more general investment objective to avoid potential future issues that could arise from a name change involving the fund’s benchmark index. Further, such an approach is believed to be consistent with the approach employed by similarly managed index funds.

Equity Index 500 Portfolio

The Equity Index 500 Portfolio’s current investment objective is as follows: “The fund seeks to match the performance of the Standard & Poor’s 500 Stock Index.”

The Board proposes that the Equity Index 500 Portfolio’s investment objective be changed to the following: “The fund seeks to track the performance of a benchmark index that measures the investment return of large-capitalization U.S. stocks.”

While there will be no material changes to the fund’s current investment program (nor are any anticipated as a result of the change in investment objective), the Board, upon recommendation by the fund’s investment adviser, believes that fund shareholders will benefit from the more general investment objective by allowing the fund to more effectively continue tracking an appropriate large-cap U.S. stock benchmark should there be any unexpected changes to the Standard & Poor’s 500 Stock Index. The specific reference in the investment objective to the Standard & Poor’s 500 Stock Index could potentially create challenges and unanticipated costs to the fund’s shareholders if Standard & Poor’s changed the benchmark’s name, including in connection with the sale of the benchmark to another data provider, which could require the fund to quickly seek shareholder approval to continue investing in accordance with its investment objective. While such an event could require the fund to change its name as well, the

Board would be authorized to approve a name change without the need to seek shareholder approval.

If the proposed amendment is approved, the fund would continue to seek to match the performance of the Standard & Poor’s 500 Stock Index by using a full replication strategy, which involves investing substantially all of the fund’s assets in all of the stocks in the Standard & Poor’s 500 Stock Index and maintaining holdings of each stock in approximately the same proportion to its weight in the index. To conform to the new investment objective, the only modification to the fund’s principal investment strategies (as set forth in the fund’s prospectus) would be to clarify that tracking the investment return of a large-capitalization U.S. stock index is achieved by seeking to track the Standard & Poor’s 500 Stock Index.

There will be no material changes to the fund’s current investment program, or to the fund’s overall risk profile, as a result of this change. However, the Board believes that it is in the interests of the fund’s shareholders to approve a more general investment objective to avoid potential future issues that could arise from a name change involving the fund’s benchmark index. Further, such an approach is believed to be consistent with the approach employed by similarly managed index funds.

Extended Equity Market Index Fund

The Extended Equity Market Index Fund’s current investment objective is as follows: “The fund seeks to match the performance of the U.S. stocks not included in the Standard & Poor’s 500 Stock Index.”

The Board proposes that the Extended Equity Market Index Fund’s investment objective be changed to the following: “The fund seeks to track the performance of a benchmark index that measures the investment return of small- and mid-capitalization U.S. stocks.”

While there will be no material changes to the fund’s current investment program (nor are any anticipated as a result of the change in investment objective), the Board, upon recommendation by the fund’s investment adviser, believes that fund shareholders will benefit from the more general investment objective by allowing the fund to more effectively continue seeking to match the performance of U.S. stocks, other than the 500 largest U.S. stocks, should there be any unexpected changes to the Standard & Poor’s 500 Stock Index. The specific reference in the investment objective to stocks not included in the Standard & Poor’s 500 Stock Index could potentially create challenges and unanticipated costs to the fund’s shareholders if Standard & Poor’s changed the benchmark’s name, including in connection with the sale of the benchmark to another data provider, which could require the fund to quickly seek shareholder approval to continue investing in accordance with its investment objective.

If the proposed amendment is approved, the fund would continue to seek to match the performance of U.S. stocks that are not included in the Standard & Poor’s 500 Stock Index by using a sampling strategy to invest substantially all of its assets in a group of stocks representative of the

Standard & Poor’s Completion Index. To conform to the new investment objective, the fund’s principal investment strategies (as set forth in the fund’s prospectus) would omit references to the Standard & Poor’s 500 Stock Index and clarify that seeking to track the investment return of a small- and mid-capitalization U.S. stock index is achieved by using the Standard & Poor’s Completion Index as its benchmark index to represent this universe of stocks.

There will be no material changes to the fund’s current investment program, or to the fund’s overall risk profile, as a result of this change. However, the Board believes that it is in the interests of the fund’s shareholders to approve a more general investment objective to avoid potential future issues that could arise from a name change involving the index referenced in the fund’s current investment objective. Further, such an approach is believed to be consistent with the approach employed by similarly managed index funds.

Growth & Income Fund

The Growth & Income Fund’s current investment objective is as follows: “The fund seeks to provide long-term capital growth, a reasonable level of current income, and increasing future income through investments primarily in dividend-paying common stocks.”

The Board proposes that the Growth & Income Fund’s investment objective be changed to the following: “The fund seeks long-term capital growth and current income primarily through investments in stocks.”

While there will be no material changes to the fund’s current investment program (nor are any anticipated as a result of the change in investment objective), the Board, upon recommendation by the fund’s investment adviser, believes that fund shareholders will benefit from the more general investment objective by allowing the fund greater flexibility to execute its investment strategies in the future. With respect to the term “dividend-paying common stocks,” there is no set definition, interpretation, or industry position as to how frequently a stock would need to declare cash or stock dividends to deem it a dividend-paying stock. Therefore, removing the reference to “dividend-paying common stocks” from the fund’s investment objective is not expected to alter the fund’s investment style as the portfolio manager will continue to seek income-producing stocks with both growth and value style characteristics. The fund continues to believe that income from dividend-paying stocks can contribute favorably to the fund’s total return and help reduce the fund’s volatility during periods of market turbulence. No modifications to the fund’s principal investment strategies, as set forth in the fund’s prospectus, are contemplated at this time.

There will be no material changes to the fund’s current investment program, or to the fund’s overall risk profile, as a result of this change. However, the Board believes that it is in the interests of the fund’s shareholders to approve a more general investment objective to allow the fund greater flexibility to execute its investment program.

Growth Stock Fund (and its Advisor and R Classes)

The Growth Stock Fund’s current investment objective is as follows: “The fund seeks to provide long-term capital growth and, secondarily, increasing dividend income through investments in the common stocks of well-established growth companies.”

The Board proposes that the Growth Stock Fund’s investment objective be changed to the following: “The fund seeks long-term capital growth through investments in stocks.”

While there will be no material changes to the fund’s current investment program (nor are any anticipated as a result of the change in investment objective), the Board, upon recommendation by the fund’s investment adviser, believes that fund shareholders will benefit from the more general investment objective by allowing the fund greater flexibility to execute its investment strategies in the future. As indicated in the fund’s principal investment strategies, the fund employs a growth approach to stock selection and generally seeks companies with strong cash flow and an above-average rate of earnings growth, the ability to sustain earnings momentum during economic downturns, or occupation of a lucrative niche in the economy and the ability to expand even during times of slow economic growth. Although some of the companies targeted by the fund have demonstrated the ability to pay increasing dividends, this attribute does not represent a primary focus of stock selection. Therefore, removing the reference to “increasing dividend income” from the fund’s investment objective is not expected to alter the fund’s investment style. Instead, the change is intended to offer flexibility and the only modification to the fund’s principal investment strategies (as set forth in the fund’s prospectus) will be to clarify that the fund’s investments will mainly be in large-capitalization stocks.

There will be no material changes to the fund’s current investment program, or to the fund’s overall risk profile, as a result of this change. However, the Board believes that it is in the interests of the fund’s shareholders to approve a more general investment objective to allow the fund greater flexibility to execute its investment program.

International Growth & Income Fund (and its Advisor and
R Classes)

The International Growth & Income Fund’s current investment objective is as follows: “The fund seeks long-term growth of capital and reasonable income through investments primarily in the common stocks of well-established, dividend-paying, non-U.S. companies.” In connection with the fund’s current investment objective, the fund’s principal investment strategies, as set forth in the fund’s prospectus, provide that the fund will invest primarily (at least 65% of total assets) in the stocks of large, dividend-paying, well-established companies that have favorable prospects for capital appreciation.

The Board proposes that the International Growth & Income Fund’s investment objective be changed to the following: “The fund seeks long-term capital growth and current income primarily through investments in non-U.S. stocks.” To conform to the new investment objective, the fund’s principal investment strategies would be revised to provide that the fund will normally invest at least 65% of its total assets in non-U.S. stocks with an emphasis on larger capitalization stocks with a strong track record of paying dividends or that are believed to be undervalued.

While there will be no material changes to the fund’s current investment program (nor are any anticipated as a result of the change in investment objective), the Board, upon recommendation by the fund’s investment adviser, believes that fund shareholders will benefit from the more general investment objective by allowing the fund greater flexibility to execute its investment strategies in the future. With respect to the term “dividend-paying” common stocks, there is no set definition, interpretation, or industry position as to how frequently a stock would need to declare cash or stock dividends to deem it a dividend-paying stock. Therefore, removing the reference to “well-established, dividend-paying” companies from the fund’s investment objective is not expected to alter the fund’s investment style as the portfolio manager will continue to employ a value approach to stock selection and seek stocks of large-capitalization non-U.S. companies with track records of paying dividends. The fund continues to believe that income from dividend-paying stocks can contribute favorably to the fund’s total return and help reduce the fund’s volatility during periods of market turbulence. No modifications to the fund’s principal investment strategies are contemplated at this time.

There will be no material changes to the fund’s current investment program, or to the fund’s overall risk profile, as a result of this change. However, the Board believes that it is in the interests of the fund’s shareholders to approve a more general investment objective to allow the fund greater flexibility to execute its investment program.

What vote is required to approve each fund’s amendment to its investment objective?

Proposal No. 2 requires the affirmative vote of the lesser of: (1) 67% or more of the fund’s shares represented at the meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy; or (2) more than 50% of the fund’s outstanding shares. Shareholders of all classes of a particular fund vote together on the proposal affecting that fund. However, the approval to amend a particular fund’s investment objective is not contingent upon obtaining approval to amend the other funds’ investment objectives under this proposal.

If the proposed amendment to each fund’s investment objective is approved by shareholders, it is expected to become effective on or about

November 1, 2013. An amendment to each fund’s prospectus or summary prospectus will be sent to shareholders to notify them of the changes.

The Boards of Directors of the funds, including the funds’ independent directors, recommend that shareholders of the relevant fund vote FOR the proposal affecting that fund.

PROPOSAL NO. 3 — Remove Fundamental Policy That Prohibits the Purchase of Equity Securities for the Summit Municipal Income Fund (and its Advisor Class) and Summit Municipal Intermediate Fund (and its Advisor Class)

The Summit Municipal Funds currently have an investment restriction which states that, as a matter of fundamental policy, the funds may not purchase equity securities or securities convertible into equity securities. The Board proposes, upon recommendation by the funds’ investment adviser, that this restriction be eliminated for each of the Summit Municipal Income Fund and Summit Municipal Intermediate Fund, but remains in place for the Summit Municipal Money Market Fund.

Under the current policy, purchases of shares of a closed-end municipal fund or other investment company would be prohibited by the policy. In addition, preferred stocks and other income-producing instruments that are technically classified as an equity security or convertible into an equity security could be suitable for the funds but would not be permitted under this fundamental policy. As a result, the Board believes that the funds’ shareholders will benefit by approving the removal of this restriction, which will allow the flexibility to pursue opportunities to achieve exposure to certain sectors of the municipal bond market through investments in these instruments that are currently permitted for the other T. Rowe Price tax-free funds. While the Board recommends that this policy be eliminated, it also recommends that the funds’ prospectuses be revised to clarify that investments in income-producing preferred stocks and investment companies would be permitted while more traditional equity investments like common stock would remain prohibited.

The Board is not recommending that the policy be removed for the Summit Municipal Money Market Fund since that fund is prohibited from purchasing equity securities under Rule 2a-7 of the 1940 Act. Therefore, shareholders of the Summit Municipal Money Market Fund are not being asked to vote on this proposal.

What vote is required to approve the removal of the fundamental policy for each fund?

Proposal No. 3 requires the affirmative vote of the lesser of: (1) 67% or more of the fund’s shares represented at the meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy; or (2) more than 50% of the fund’s outstanding shares. Shareholders of all classes of each fund vote together on the proposal affecting that fund. However, the approval to eliminate the fundamental policy for each fund is not contingent upon obtaining approval to eliminate the fundamental policy for the other fund under this proposal.

If the proposed removal of the fundamental policy is approved by shareholders, it is expected to become effective on or about November 1, 2013. The funds’ Statement of Additional Information will be revised accordingly and an amendment to each fund’s prospectus or summary prospectus will be sent to shareholders to notify them of the changes.

The Board of Directors of the funds, including the funds’ independent directors, recommends that shareholders of each fund vote FOR the proposal affecting that fund.

PROPOSAL NO. 4 — Revise the Fundamental Policy on Commodities for All Funds (other than Global Allocation Fund, Institutional Long Duration Credit Fund, Short-Term Reserve Fund, and the T. Rowe Price money market funds)

The Price Funds (except the Global Allocation, Institutional Long Duration Credit, Spectrum Growth, and Spectrum Income Funds) have adopted the following policy on commodities:

“The funds may not, as a matter of fundamental policy, purchase or sell physical commodities, except that the funds (other than the money funds) may enter into futures contracts and options thereon.”

The Spectrum Growth and Spectrum Income Funds have adopted the following policy on commodities:

“The funds may not, as a matter of fundamental policy, purchase or sell commodities or commodity or futures contracts.”

The Boards are proposing that these policies be replaced with a new fundamental policy relating to commodities. Other than for the Global Allocation Fund, Government Reserve Investment Fund, Institutional Long Duration Credit Fund, Prime Reserve Fund, Prime Reserve Portfolio, Reserve Investment Fund, Short-Term Reserve Fund, Summit Cash Reserves Fund, Summit Municipal Money Market Fund, Tax-Exempt Money Fund, and U.S. Treasury Money Fund, each fund’s Board is proposing, upon recommendation by the fund’s investment adviser, that the funds adopt the following policy on commodities:

“The funds may not, as a matter of fundamental policy, purchase or sell commodities except to the extent permitted by applicable law.”

The 1940 Act requires an investment company to state its fundamental investment restriction regarding the purchase and sale of commodities. The Boards believe that changing the term “physical commodities” to “commodities” in the policy better conforms with the 1940 Act requirements, and the increased flexibility from broadening the policy from investments only in commodity-related futures and options to any commodity-related investments permitted by law will benefit fund shareholders.

Since the initial adoption of this policy for the Price Funds, the financial markets and regulatory guidance have evolved and new types of financial instruments have become available as potential investment opportunities, including investments in commodity-linked instruments. The proposed fundamental investment policy has already been adopted by the most recently incepted Price Funds, the Global Allocation Fund and Institutional Long Duration Credit Fund, and the Boards and T. Rowe Price consider this policy to be well-suited to today’s regulatory and investment environments. The policy would still provide that direct investments in commodities are prohibited, but would clarify the funds’ authority to enter into a variety of derivative transactions relating to commodities. The proposed change is intended to preserve the funds’ flexibility to invest in a variety of modern financial instruments that could technically be considered commodities and will allow the funds to buy and sell various financial instruments representing interests in commodities and enter into swaps and other commodity-related derivative transactions involving commodities. T. Rowe Price does not anticipate any immediate changes to the manner in which any of the Price Funds are managed as a result of this change. However, the policy reflects the notion that increasing numbers of mutual funds are using investments in commodity-related derivatives transactions to help meet their investment objectives and should provide the funds with greater flexibility in the future to pursue new opportunities as they become available.

This change will not apply to the Global Allocation Fund or Institutional Long Duration Credit Fund since the proposed policy has already been adopted by these funds. In addition, this change will not apply to the Short-Term Reserve Fund since that fund’s investment program does not permit the use of derivatives. Finally, this change will not apply to any of the T. Rowe Price money market funds since such funds are prohibited from entering into derivatives transactions under Rule 2a-7 of the 1940 Act. Therefore, in addition to shareholders of the Global Allocation Fund, Institutional Long Duration Credit Fund, and Short-Term Reserve Fund not being asked to vote on this proposal, shareholders of the following funds are also not being asked to vote on this proposal: Government Reserve Investment Fund; Prime Reserve Fund; Prime Reserve Portfolio; Reserve Investment Fund; Summit Cash Reserves Fund; Summit Municipal Money Market Fund; Tax-Exempt Money Fund; and U.S. Treasury Money Fund.

What vote is required to revise the fundamental policy on commodities for each fund?

Proposal No. 4 requires the affirmative vote of the lesser of: (1) 67% or more of the fund’s shares represented at the meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy; or (2) more than 50% of the fund’s outstanding shares. Shareholders of all classes of a particular fund vote together on the proposal affecting that fund. However, the approval to revise the fundamental policy on commodities for a particular fund is not contingent upon obtaining approval to adopt a new fundamental policy on commodities for the other funds under this proposal.

If the proposed amendment to the fundamental policy is approved by shareholders, it is expected to become effective on or about November 1, 2013, and the funds’ Statement of Additional Information will be revised accordingly.

The Boards of Directors of the funds, including the funds’ independent directors, recommend that shareholders of the relevant fund vote FOR the proposal affecting that fund.

FURTHER INFORMATION ABOUT VOTING AND THE SHAREHOLDER MEETING

What is the required quorum?

To hold a shareholders’ meeting for a Maryland corporation, one-third of the corporation’s shares entitled to be voted must have been received by proxy or be present in person at the meeting. In the event that a quorum is present but sufficient votes in favor of a proposal are not received by the meeting date, the persons named as proxies may propose one or more adjournments to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the shares present in person or by proxy at the meeting to be adjourned. Shares voted against a proposal will be voted against the proposed adjournment. The persons named as proxies will vote in favor of such adjournment if they determine that additional solicitation is reasonable and in the interests of the corporation’s shareholders.

How are the votes counted?

The individuals named as proxies (or their substitutes) on the enclosed proxy card (or cards, if you have multiple funds or accounts) will vote according to your directions if your proxy is received properly executed, or in accordance with your instructions given when voting by telephone or Internet. With respect to proposal 1 to elect directors, you may direct the proxy holders to vote your shares on the proposal by checking the appropriate box “FOR ALL NOMINEES” or “FOR ALL EXCEPT,” or instruct them not to vote those shares on the proposal by checking the “WITHHOLD AUTHORITY” box. With respect to proposals 2, 3, and 4, you may direct the proxy holders to vote FOR or AGAINST or ABSTAIN. Alternatively, you may simply sign, date, and return your proxy card(s) with no specific instructions as to the proposals. If you properly execute your proxy card, or submit your vote via the telephone or Internet, and give no voting instructions with respect to the election of directors/trustees or any of the other proposals, your shares will be voted FOR ALL NOMINEES and FOR all of the other proposals on which you are entitled to vote.

Abstentions and “broker nonvotes” (as described below) are counted for purposes of determining whether a quorum is present for purposes of convening the meeting. Broker nonvotes are shares held by a broker or nominee for which an executed proxy is received by the fund but are not voted as to one or more proposals because instructions have not been received from the beneficial owners or persons entitled to vote, and the broker or nominee does not have discretionary voting power. If a proposal must be approved by a plurality vote, abstentions and broker nonvotes will have no effect on the result of the vote. Because the proposals, other than the proposal for the election of directors, must be approved by a percentage of voting securities present at the meeting or a majority of the fund’s outstanding shares, abstentions and broker nonvotes will be considered to be voting securities that are present and will have the effect of being counted as votes against the applicable proposal.

For shares of a fund held in an individual retirement account (“IRA”) or Coverdell education savings account (“ESA”) that is sponsored by T. Rowe Price Trust Company and for which T. Rowe Price Trust Company serves as custodian, T. Rowe Price Trust Company shall, without written direction from the investor, vote shares for which no voting instructions are timely received in the same proportion as shares for which voting instructions from other shareholders are timely received.

For shares of the funds that are series of T. Rowe Price Equity Series, Inc., T. Rowe Price Fixed Income Series, Inc., and T. Rowe Price International Series, Inc. (collectively, the “Variable Insurance Portfolios”) held by insurance company separate accounts for which the insurance company has not received timely voting instructions, as well as shares the insurance company owns, those shares shall be voted in the same proportion as shares for which voting instructions from contract holders are timely received.

Shares of the Price Funds that are held by other Price Funds will be voted in the same proportion as shares for which voting instructions from other shareholders are timely received.

Can additional matters be acted upon at the annual meeting?

The management of the funds knows of no other business that may come before the meeting. However, if any additional matters are properly presented at the meeting, it is intended that the persons named in the enclosed proxy, or their substitutes, will vote on such matters in accordance with their judgment.

How are proxies delivered and votes recorded?

This proxy statement was mailed along with a proxy voting card and prepaid envelope. You may record your votes on the enclosed proxy card and mail it in the accompanying prepaid envelope to Proxy Tabulator, P.O. Box 55046, Boston, MA 02205-9836. Any mailed proxies sent to this address will be delivered to Boston Financial Data Services, Inc. (“BFDS”), whom the funds have retained to tabulate the votes. Some shareholders will not automatically receive a copy of this entire proxy statement in the mail, but will instead receive a notice that informs them of how to access all of the proxy materials on a publicly available website (commonly referred to as “notice and access”). Shareholders who receive such a notice will not be able to return the notice to have their vote recorded. However, they can access the proxy materials at eproxyvote.com/trp to vote eligible shares or may use the instructions on the notice to request a paper or email copy of the proxy materials at no charge.

The U.S. Securities and Exchange Commission has adopted rules that permit investment companies, such as the funds, and intermediaries to satisfy the delivery requirements for proxy statements with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders. This process, which is commonly referred to as “householding,” could result in extra convenience and cost savings for the funds and their shareholders. Unless the funds have received contrary instructions, only one copy of this Proxy Statement will be mailed to two or more shareholders who share an address. If you need additional copies or do not want your mailings to be “householded,” please call 1-800-225-5132 or write us at P.O. Box 17630, Baltimore, MD 21297-1630.

In addition, the funds have arranged through BFDS to have votes recorded through the Internet through eproxyvote.com/trp or by telephone at
1-866-977-7699. The telephone and Internet voting procedures are reasonably designed to authenticate shareholders’ identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. BFDS is responsible for assisting the Price Funds in determining whether quorum is achieved and whether sufficient votes are received to approve a proposal.

Can I change my vote after I submit my proxy?

Any proxy, including those voted via the Internet or by telephone, may be revoked at any time before the votes have been submitted for tabulation at the meeting by filing a written notice of revocation with the funds, by delivering a properly executed proxy bearing a later date, or by attending the meeting and voting in person. If you vote via the telephone or Internet, you can change your vote up until 7:59 a.m. on October 22, 2013.

How can proxies be solicited?

Directors and officers of the funds, and employees of T. Rowe Price (and its affiliates), may solicit proxies by mail, in person, or by telephone. In the event that votes are solicited by telephone, shareholders will be called at the telephone number T. Rowe Price and its affiliates have in their records for their accounts, and would be asked for their Social Security number or other identifying information. The shareholders would then be given an opportunity to authorize proxies to vote their shares at the meeting in accordance with their instructions. To ensure that shareholders’ instructions have been recorded correctly, confirmation of the instructions is also mailed and a toll-free number provided in case the information contained in the confirmation is incorrect.

To help ensure that sufficient shares of common stock are represented at the meeting to permit approval of the proposals outlined in the proxy statement, the funds will also use the services of BFDS to assist them in soliciting proxies.

Who pays for the costs involved with the proxy?

For managing the funds’ overall proxy campaign, BFDS will receive a management fee plus reimbursement for out-of-pocket expenses. BFDS will also receive fees in connection with the printing, preparing, assembling, mailing, and transmitting proxy materials on behalf of the funds, tabulating those votes that are received, and any solicitation of additional votes. While the fees received by BFDS will vary based on the level of additional solicitation necessary to achieve quorum and shareholder approval, the costs paid to BFDS are estimated to be approximately $4.7 million. In addition, securities brokers, custodians, fiduciaries, and other persons holding shares as nominees will be reimbursed, upon request, for their reasonable expenses in sending solicitation materials to the principals of the accounts. All costs of the shareholder meetings and the proxy solicitation, including the use of BFDS, will be paid for by the funds (except for the Multi-Sector Account Portfolios) in proportion to their relative asset size. However, any of these expenses that would result in a fund’s total expense ratio exceeding its contractual expense limitation or its all-inclusive management fee rate will be borne by T. Rowe Price.

Are the funds required to hold annual meetings?

Under Maryland law, the funds are not required to hold annual meetings. The Board of Directors of each fund has determined that the funds will take advantage of this Maryland law provision to avoid the significant expense associated with holding annual meetings, including legal, accounting, printing, and mailing fees incurred in preparing proxy materials. Accordingly, no annual meetings of shareholders shall be held in any year in which a meeting is not otherwise required to be held by the 1940 Act or Maryland law, unless the Boards determine otherwise. However, special meetings of shareholders will be held in accordance with applicable law or when otherwise determined by each fund’s Board.

If a shareholder wishes to present a proposal to be included in a proxy statement for a subsequent shareholder meeting, the proposal must be submitted in writing and received by Patricia B. Lippert, Secretary of the T. Rowe Price Funds, 100 East Pratt Street, Baltimore, MD 21202, within a reasonable time before the funds begin to print and mail their proxy materials. The timely submission of a proposal does not guarantee its consideration at the meeting.

GENERAL INFORMATION ABOUT THE FUNDS

Who are the funds’ investment adviser, principal underwriter, and other service providers?

T. Rowe Price serves as investment adviser to all of the Price Funds and provides the funds with investment management services. T. Rowe Price is a wholly owned subsidiary of T. Rowe Price Group Inc., a holding company listed on the Nasdaq® National Market. While T. Rowe Price is responsible for supervising and overseeing the funds’ investment programs, T. Rowe Price has entered into investment sub-advisory agreements with T. Rowe Price Hong Kong Limited (“Price Hong Kong”), T. Rowe Price International Ltd (“Price International”), and/or T. Rowe Price Singapore Private Ltd. (“Price Singapore”) on behalf of certain Price Funds. Price International is a wholly owned subsidiary of T. Rowe Price, and Price Hong Kong and Price Singapore are wholly owned subsidiaries of Price International.

Each fund also has an accounting services agreement with T. Rowe Price, an underwriting agreement with T. Rowe Price Investment Services, Inc. (“Investment Services”), and a transfer agency agreement with T. Rowe Price Services, Inc. (“Price Services”). The taxable funds also have a transfer agency agreement with T. Rowe Price Retirement Plan Services, Inc. (“RPS”). Each of these service providers is a wholly owned subsidiary of T. Rowe Price.

T. Rowe Price Trust Company serves as trustee and/or custodian for certain IRAs, ESAs, and small business retirement plans that utilize the funds as investment options, and is a wholly owned subsidiary of T. Rowe Price.

The address for T. Rowe Price, Investment Services, and T. Rowe Price Trust Company is 100 East Pratt Street, Baltimore, MD 21202. The address for Price Services and RPS is 4515 Painters Mill Road, Owings Mills, MD 21117. The address for Price Hong Kong is 1 Connaught Place,

Room 2101-2120, Jardine House 21st Floor, Central Hong Kong. The address for Price International is 60 Queen Victoria Street, London, EC4N 4TZ, United Kingdom. The address for Price Singapore is No. 290 Orchard Road, #14-04 Paragon, Singapore 238859.

Who are the funds’ executive officers?

John R. Gilner serves as Chief Compliance Officer for all of the Price Funds. In addition, Mr. Gilner is the Chief Compliance Officer and a Vice President of T. Rowe Price, as well as a Vice President of T. Rowe Price Group, Inc. Gregory K. Hinkle serves as Treasurer for all of the Price Funds. Mr. Hinkle is a Vice President of T. Rowe Price and T. Rowe Price Group, Inc. The following table, entitled “Executive Officers of the Funds,” lists the other executive officers of all of the funds covered by this proxy statement and their positions with each fund, T. Rowe Price, and T. Rowe Price Group, Inc. Each executive officer has been an officer of T. Rowe Price, T. Rowe Price Group, Inc. and the funds for at least the last five years unless otherwise indicated.

Executive Officers of the Funds
Officer, Year of Birth	Position With Fund	Position With T. Rowe Price	Position With T. Rowe Price Group
Balanced
Charles M. Shriver, 1967	President	Vice President	Vice President
Blue Chip Growth
Larry J. Puglia, 1960	President	Vice President	Vice President
Capital Opportunity
Anna M. Dopkin, 1967a	President	Vice President	Vice President
Corporate Income

David A. Tiberii, 1965a Steven E. Boothe, 1977d	President Executive Vice President	Vice President Vice President	Vice President Vice President

Diversified Mid-Cap Growth
Donald J. Peters, 1959 Donald J. Easley, 1971	President Executive Vice President	Vice President Vice President	Vice President Vice President
Diversified Small-Cap Growth
Sudhir Nanda, 1959	President	Vice President	Vice President
Dividend Growth
Thomas J. Huber, 1966	President	Vice President	Vice President
Equity Series

Brian C. Rogers, 1955 E. Frederick Bair, 1969 Brian W.H. Berghuis, 1958 Daniel Martino, 1976 Larry J. Puglia, 1960 Charles M. Shriver, 1967 Taymour R. Tamaddon, 1976 Ken D. Uematsu, 1969	President Executive Vice President Executive Vice President Executive Vice President Executive Vice President Executive Vice President Executive Vice President Executive Vice President	Chief Investment Officer, Director, and Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President	Chairman of the Board, Chief Investment Officer, Director, and Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President

Fixed Income Series
Edward A. Wiese, 1959 Joseph K. Lynagh, 1958	President Executive Vice President	Vice President Vice President	Vice President Vice President
Financial Services
Eric L. Veiel, 1972	President	Vice President	Vice President

Executive Officers of the Funds
Officer, Year of Birth	Position With Fund	Position With T. Rowe Price	Position With T. Rowe Price Group
Floating Rate
Mark J. Vaselkiv, 1959 Paul M. Massaro, 1975	President Executive Vice President	Vice President Vice President	Vice President Vice President
Global Allocation
Charles M. Shriver, 1967	President	Vice President	Vice President
Global Real Estate
David M. Lee, 1962	President	Vice President	Vice President
Global Technology
Joshua K. Spencer, 1973	President	Vice President	Vice President
Growth & Income
Thomas J. Huber, 1966	President	Vice President	Vice President
Growth Stock
P. Robert Bartolo, 1972	President	Vice President	Vice President
Health Sciences
Taymour R. Tamaddon, 1976	President	Vice President	Vice President
High Yield
Mark J. Vaselkiv, 1959	President	Vice President	Vice President
Index Trust
E. Frederick Bair, 1969 Ken D. Uematsu, 1969	President Executive Vice President	Vice President Vice President	Vice President Vice President
Inflation Focused Bond
Daniel O. Shackelford, 1958	President	Vice President	Vice President
Inflation Protected Bond
Daniel O. Shackelford, 1958	President	Vice President	Vice President
Institutional Equity Funds
Brian C. Rogers, 1955 Brian W.H. Berghuis, 1958 Anna M. Dopkin, 1967a Mark S. Finn, 1963 John D. Linehan, 1965 Gregory A. McCrickard, 1958 Larry J. Puglia, 1960 Robert W. Sharps, 1971	President Executive Vice President Executive Vice President Executive Vice President Executive Vice President Executive Vice President Executive Vice President Executive Vice President	Chief Investment Officer, Director, and Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President	Chairman of the Board, Chief Investment Officer, Director, and Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President
Institutional Income Funds
Mark J. Vaselkiv, 1959 Brian J. Brennan, 1964a Paul A. Karpers, 1967 Paul M. Massaro, 1975	President Executive Vice President Executive Vice President Executive Vice President	Vice President Vice President Vice President Vice President	Vice President Vice President Vice President Vice President

Executive Officers of the Funds
Officer, Year of Birth	Position With Fund	Position With T. Rowe Price	Position With T. Rowe Price Group
Institutional International Funds

Christopher D. Alderson, 1962a,b,c

Oliver D.M. Bell, 1969a.d

R. Scott Berg, 1972

Richard N. Clattenburg, 1979a,b,d

Michael J. Conelius, 1964a

Mark J.T. Edwards, 1957a

David J. Eiswert, 1972a

Andrew J. Keirle, 1974a

Ian D. Kelson, 1956a

Sebastien Mallet, 1974a

Raymond A. Mills, 1960a

Joshua Nelson, 1977d

Jason Nogueira, 1974

Gonzalo Pangaro, 1968a

Christopher J. Rothery, 1963a

Federico Santilli, 1974a

Robert W. Smith, 1961

President

Executive Vice President

Executive Vice President

Executive Vice President

Executive Vice President

Executive Vice President

Executive Vice President

Executive Vice President

Executive Vice President

Executive Vice President

Executive Vice President

Executive Vice President

Executive Vice President

Executive Vice President

Executive Vice President

Executive Vice President

Executive Vice President

— — Vice President Vice President Vice President — Vice President — Vice President — Vice President Vice President Vice President — — — Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

International Funds

Christopher D. Alderson, 1962a,b,c

Peter J. Bates, 1974

Oliver D.M. Bell, 1969a,d

R. Scott Berg, 1972

Richard N. Clattenburg, 1969a,b,c

Michael J. Conelius, 1964a

Jose Costa Buck, 1972a

Mark J.T. Edwards, 1957a

David J. Eiswert, 1972a

M. Campbell Gunn, 1956a

S. Leigh Innes, 1976a

Andrew J. Keirle, 1974a

Ian D. Kelson, 1956a

Anh T. Lu, 1968c

Jonathan H.W. Matthews, 1975a,d

Susanta Mazumdar, 1968c

Raymond A. Mills, 1960a

Joshua Nelson, 1977d

Jason Nogueira, 1974

Gonzalo Pangaro, 1968a

Christopher J. Rothery, 1963a

Federico Santilli, 1974a

Robert W. Smith, 1961

Dean Tenerelli, 1964a

Justin Thomson, 1968a

President

Executive Vice President

Executive Vice President

Executive Vice President

Executive Vice President

Executive Vice President

Executive Vice President

Executive Vice President

Executive Vice President

Executive Vice President

Executive Vice President

Executive Vice President

Executive Vice President

Executive Vice President

Executive Vice President

Executive Vice President

Executive Vice President

Executive Vice President

Executive Vice President

Executive Vice President

Executive Vice President

Executive Vice President

Executive Vice President

Executive Vice President

Executive Vice President

— Vice President — Vice President Vice President Vice President — — Vice President — — — Vice President — — — Vice President Vice President Vice President — — — Vice President — —

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

International Index Fund
E. Frederick Bair, 1969 Neil Smith, 1972a,b,c	President Executive Vice President	Vice President	Vice President Vice President
International Series
Christopher D. Alderson, 1962a,b,c Robert W. Smith, 1961	President Executive Vice President	— Vice President	Vice President Vice President
Media & Telecommunications

Paul D. Greene II, 1978	President	Vice President	Vice President

Executive Officers of the Funds
Officer, Year of Birth	Position With Fund	Position With T. Rowe Price	Position With T. Rowe Price Group
Mid-Cap Growth
Brian W.H. Berghuis, 1959 John F. Wakeman, 1962	President Executive Vice President	Vice President Vice President	Vice President Vice President
Mid-Cap Value
David J. Wallack, 1960 Heather K. McPherson, 1967	President Executive Vice President	Vice President Vice President	Vice President Vice President
Multi-Sector Account Portfolios
Michael C. Gitlin, 1970a,b,c Michael J. Conelius, 1964a Andrew J. Keirle, 1974a Paul M. Massaro, 1975 Andrew C. McCormick, 1960 David A. Tiberii, 1965a Mark J. Vaselkiv, 1959	President Executive Vice President Executive Vice President Executive Vice President Executive Vice President Executive Vice President Executive Vice President	Vice President Vice President — Vice President Vice President Vice President Vice President	Vice President Vice President Vice President Vice President Vice President Vice President Vice President
New Era

Shawn T. Driscoll, 1975	President	Vice President	Vice President

New Horizons
Henry M. Ellenbogen, 1973	President	Vice President	Vice President
New Income
Daniel O. Shackelford, 1958	President	Vice President	Vice President
Personal Strategy Funds
Charles M. Shriver, 1967	President	Vice President	Vice President
Prime Reserve
Joseph K. Lynagh, 1958	President	Vice President	Vice President
Real Assets
Wyatt A. Lee, 1971	President	Vice President	Vice President
Real Estate
David M. Lee, 1962	President	Vice President	Vice President

Reserve Investment Funds

Joseph K. Lynagh, 1958	President	Vice President	Vice President
Retirement Funds
Jerome A. Clark, 1961 Wyatt A. Lee, 1971	President Executive Vice President	Vice President Vice President	Vice President Vice President
Science & Technology
Kennard W. Allen, 1977	President	Vice President	Vice President
Short-Term Bond
Edward A. Wiese, 1959 Joseph K. Lynagh, 1958	President Executive Vice President	Vice President Vice President	Vice President Vice President
Small-Cap Stock
Gregory A. McCrickard, 1958	President	Vice President	Vice President
Small-Cap Value
Preston G. Athey, 1949	President	Vice President	Vice President
Spectrum Funds
Charles M. Shriver, 1967	President	Vice President	Vice President
Strategic Income
Steven C. Huber, 1958	President	Vice President	Vice President
Summit Funds
Andrew C. McCormick, 1960 Joseph K. Lynagh, 1958	President Executive Vice President	Vice President Vice President	Vice President Vice President
Summit Municipal Funds
Hugh D. McGuirk, 1960 Charles B. Hill, 1961 Joseph K. Lynagh, 1958 Konstantine B. Mallas, 1963	President Executive Vice President Executive Vice President Executive Vice President	Vice President Vice President Vice President Vice President	Vice President Vice President Vice President Vice President
Tax-Efficient Funds
Donald J. Peters, 1959	President	Vice President	Vice President

Executive Officers of the Funds
Officer, Year of Birth	Position With Fund	Position With T. Rowe Price	Position With T. Rowe Price Group
Tax-Exempt Money
Joseph K. Lynagh, 1958	President	Vice President	Vice President
Tax-Free High Yield
James M. Murphy, 1967 R. Lee Arnold, Jr., 1970	President Executive Vice President	Vice President Vice President	Vice President Vice President
Tax-Free Income
Konstantine B. Mallas, 1963	President	Vice President	Vice President
Tax-Free Short-Intermediate
Charles B. Hill, 1961	President	Vice President	Vice President
U.S. Bond Enhanced Index
Robert M. Larkins, 1973	President	Vice President	Vice President
U.S. Large-Cap Core
Jeffrey Rottinghaus, 1970	President	Vice President	Vice President
U.S. Treasury Funds
Brian J. Brennan, 1964a Joseph K. Lynagh, 1958	President Executive Vice President	Vice President Vice President	Vice President Vice President
Value
Mark S. Finn, 1963	President	Vice President	Vice President

a Brian J. Brennan, Richard C. Clattenburg, Michael J. Conelius, Christopher J. Rothery, and David A. Tiberii have been Vice Presidents of Price International since 2009. Anna M. Dopkin and Michael C. Gitlin have been Vice Presidents of Price International since 2010. Christopher D. Alderson has been Director of Price International since 2010 and President-International Equity since 2011. Ian D. Kelson has been Director and President-International Fixed Income of Price International since 2011. Oliver D.M. Bell, Jose Costa Buck, Mark J.T. Edwards, Jonathan H.W. Matthews, Raymond A. Mills, Sebastien Mallet, Gonzalo Pangaro, Federico Santilli, Neil Smith, and Justin Thomson have been Vice Presidents of Price International since 2011.

b Christopher D. Alderson has been Director of Price Singapore since 2010 and Vice President since 2011. Richard Clattenburg, Michael C. Gitlin, and Neil Smith have been Vice Presidents of Price Singapore since 2011.

c Christopher D. Alderson has been Director and Company’s Representative of Price Hong Kong since 2011 and Vice President since 2011. Michael C. Gitlin, Anh T. Lu, Susanta Mazumdar, and Neil Smith have been Vice Presidents of Price Hong Kong since 2011.

d Richard N. Clattenburg and Jonathan H.W. Matthews have been Vice Presidents of T. Rowe Price Group, Inc. since 2009. Steven E. Boothe and Joshua Nelson have been Vice Presidents of T. Rowe Price Group, Inc. since 2010. Oliver D.M. Bell has been Vice President of T. Rowe Price Group, Inc. since 2012.

For all funds other than those referred to in the next sentence, the executive officers and directors of each fund, as a group, beneficially owned, directly or indirectly, less than 1% of any of the fund’s outstanding shares as of June 30, 2013. For the following funds, the executive officers and directors/trustees of each fund, as a group, beneficially owned, directly or indirectly, the following percentages of each such fund’s outstanding shares as of June 30, 2013: Africa & Middle East Fund (1.12%); Emerging Markets Local Currency Bond Fund (1.90%); Global Large-Cap Stock Fund (5.72%); Institutional Floating Rate Fund (4.19%); Institutional Floating Rate Fund–F Class (1.78%); Summit Cash Reserves Fund (1.42%); Summit Municipal Money Market Fund (1.58%); Tax-

Exempt Money Fund (12.12%); Tax-Efficient Equity Fund (6.48%); and U.S. Large-Cap Core Fund (3.44%).

How many outstanding shares are there of each fund?

The following table, entitled “Outstanding Shares of Capital Stock,” sets forth the outstanding shares of capital stock of each fund, as of July 24, 2013.

Outstanding Shares of Capital Stock
T. Rowe Price Fund	Outstanding Shares of Capital Stock
Africa & Middle East	20,780,691
Balanced	164,377,576
Blue Chip Growth	341,605,442
Blue Chip Growth Portfolio	23,998,230
Capital Opportunity	25,302,369
Corporate Income	61,143,425
Diversified Mid-Cap Growth	12,936,968
Diversified Small-Cap Growth	27,616,645
Dividend Growth	116,849,444
Emerging Europe	19,093,474
Emerging Markets Bond	297,141,447
Emerging Markets Corporate Bond	4,651,040
Emerging Markets Corporate Multi-Sector Account Portfolio	2,367,999
Emerging Markets Local Currency Bond	6,070,252
Emerging Markets Local Multi-Sector Account Portfolio	5,182,172
Emerging Markets Stock	232,721,224
Equity Income Portfolio	44,490,300
Equity Index 500	401,280,787
Equity Index 500 Portfolio	967,831
European Stock	47,214,487
Extended Equity Market Index	26,222,472
Financial Services	30,284,519
Floating Rate	22,682,437
Floating Rate Multi-Sector Account Portfolio	4,432,760
Global Allocation	4,262,487
Global Infrastructure	4,149,713
Global Large-Cap Stock	4,095,862
Global Real Estate	11,474,561
Global Stock	22,949,097
Global Technology	65,617,434
Government Reserve Investment	1,807,416,671
Growth & Income	50,618,103
Growth Stock	814,091,553
Health Sciences	136,156,084
Health Sciences Portfolio	10,527,842
High Yield	1,288,158,062

Outstanding Shares of Capital Stock
T. Rowe Price Fund	Outstanding Shares of Capital Stock
High Yield Multi-Sector Account Portfolio	1,569,315
Inflation Focused Bond	923,221,891
Inflation Protected Bond	33,306,592
Institutional Africa & Middle East	27,951,280
Institutional Concentrated International Equity	700,000
Institutional Core Plus	30,907,642
Institutional Emerging Markets Bond	29,456,848
Institutional Emerging Markets Equity	35,828,094
Institutional Floating Rate	274,262,288
Institutional Global Equity	14,641,519
Institutional Global Large-Cap Equity	6,410,559
Institutional Global Value Equity	700,000
Institutional High Yield	281,477,668
Institutional International Bond	20,184,580
Institutional International Core Equity	6,402,271
Institutional International Growth Equity	4,769,859
Institutional Large-Cap Core Growth	43,474,766
Institutional Large-Cap Growth	346,671,659
Institutional Large-Cap Value	80,389,965
Institutional Long Duration Credit	1,500,000
Institutional Mid-Cap Equity Growth	99,103,241
Institutional Small-Cap Stock	75,744,563
Institutional U.S. Structured Research	53,294,605
International Bond	518,338,464
International Discovery	59,404,012
International Equity Index	36,262,974
International Growth & Income	534,775,575
International Stock	742,401,389
International Stock Portfolio	20,741,238
Investment-Grade Corporate Multi-Sector Account Portfolio	3,076,757
Japan	28,798,224
Latin America	39,484,375
Limited-Term Bond Portfolio	31,816,046
Media & Telecommunications	42,870,653
Mid-Cap Growth	310,134,149
Mid-Cap Growth Portfolio	13,810,477
Mid-Cap Value	378,689,016
Mortgage-Backed Securities Multi-Sector Account Portfolio	2,430,490
New America Growth Portfolio	6,273,914
New Asia	282,112,696
New Era	97,354,188
New Horizons	309,601,923
New Income	2,257,436,198
Overseas Stock	691,986,437

Outstanding Shares of Capital Stock
T. Rowe Price Fund	Outstanding Shares of Capital Stock
Personal Strategy Balanced	84,244,719
Personal Strategy Balanced Portfolio	7,988,859
Personal Strategy Growth	46,164,784
Personal Strategy Income	66,650,828
Prime Reserve	6,501,679,001
Prime Reserve Portfolio	20,763,969
Real Assets	317,115,989
Real Estate	171,763,979
Reserve Investment	17,608,280,764
Retirement 2005	112,729,815
Retirement 2010	345,783,625
Retirement 2015	605,428,340
Retirement 2020	959,673,228
Retirement 2025	790,299,725
Retirement 2030	797,377,925
Retirement 2035	537,668,600
Retirement 2040	530,226,221
Retirement 2045	319,046,211
Retirement 2050	247,233,422
Retirement 2055	67,093,494
Retirement Income	220,528,097
Science & Technology	87,350,119
Short-Term Bond	1,339,242,032
Short-Term Reserve	82,482,416
Small-Cap Stock	220,767,393
Small-Cap Value	200,561,278
Spectrum Growth	164,274,593
Spectrum Income	508,239,010
Spectrum International	84,587,810
Strategic Income	23,524,266
Summit Cash Reserves	5,418,446,767
Summit GNMA	16,914,626
Summit Municipal Income	70,025,154
Summit Municipal Intermediate	212,546,449
Summit Municipal Money Market	193,177,866
Tax-Efficient Equity	6,711,511
Tax-Exempt Money	865,164,398
Tax-Free High Yield	210,919,311
Tax-Free Income	304,924,938
Tax-Free Short-Intermediate	341,884,558
Total Equity Market Index	43,104,490
U.S. Bond Enhanced Index	52,167,232
U.S. Large-Cap Core	3,727,990
U.S. Treasury Intermediate	68,636,988

Outstanding Shares of Capital Stock
T. Rowe Price Fund	Outstanding Shares of Capital Stock
U.S. Treasury Long-Term	29,858,410
U.S. Treasury Money	1,994,280,197
Ultra Short-Term Bond	59,193,857
Value	496,252,205

Who are the principal holders of each fund’s shares?

The following table, entitled “Principal Holders of Fund Shares,” provides the shareholders of record that owned more than 5% of the indicated funds and/or classes, as of May 31, 2013.

Principal Holders of Fund Shares
T. Rowe Price Fund	Shareholder	# of Shares	%
Africa & Middle East	National Financial Services for the Exclusive Benefit of Our Customers Jersey City, New Jersey 07310 University of Arkansas Foundation, Inc. Fayetteville, Arkansas 72701	1,048,058 2,339,010	5.07 11.32
Balanced	T. Rowe Price Trust Company Baltimore, Maryland 21297	62,279,335	38.20(c)
Blue Chip Growth	Edward D. Jones & Company Shareholder Accounting Saint Louis, Missouri 63131 National Financial Services for the Exclusive Benefit of Our Customers T. Rowe Price Retirement Plan Services Blue Chip Growth Fund Baltimore, Maryland 21297	34,648,458 38,299,728 29,093,863	11.46 12.67 9.62
Blue Chip Growth Fund–Advisor Class	Charles Schwab & Company, Inc. Reinvest Account San Francisco, California 94105 National Financial Services for the Exclusive Benefit of Our Customers	4,678,052 6,442,119	13.78 18.98

Principal Holders of Fund Shares
T. Rowe Price Fund	Shareholder	# of Shares	%
Blue Chip Growth Fund– R Class	American United Life Separate Account II Indianapolis, Indiana 46206 Emjay Corporate Customer FBO Plans of RPSA Customers c/o Great West Greenwood Village, Colorado 80111 ING Life Insurance & Annuity Company Windsor, Connecticut 06095 Nationwide Trust Company FSB c/o IPO Portfolio Accounting Columbus, Ohio 43218 NFS LLC FEBO State Street Bank & Trust Company Trustee Various Retirement Plans Harrison, New York 10528 State Street Corporation Trustee FBO ADP Access Boston, Massachusetts 02111	307,402 272,606 257,192 337,089 587,490 688,360	6.22 5.52 5.21 6.83 11.90 13.94
Principal Holders of Fund Shares
T. Rowe Price Fund	Shareholder	# of Shares	%

Blue Chip Growth Portfolio

Ameritas Life Insurance Corporation
Separate Account LLVA
Lincoln, Nebraska 68510

AUL American Individual Variable Annuity Unit Trust 1
Indianapolis, Indiana 46206

CUNA Mutual Group
Variable Annuity Account
c/o Fund Accounting
Waverly, Iowa 50677

Great-West Life & Annuity Client Plans
Great-West Life & Annuity Insurance Company
Englewood, Colorado 80111

NYLIAC
NYLIM Center
Parsippany, New Jersey 07054

Security Benefit Life Insurance Company
FBO T. Rowe Price No-Load Variable Annuity
Topeka, Kansas 66636

Sun Life Assurance Company of Canada (US)
Non-Qualified Def Comp Plan
Wellesley Hills, Massachusetts 02481

Sun Life Assurance Company of Canada (US)
Variable Account G SC 1145
Wellesley Hills, Massachusetts 02481

Transamerica Life Insurance Company
EM Operational Accounting
Cedar Rapids, Iowa 52499

		750,745 1,604,357 1,045,293 1,055,662 1,721,842 798,089 1,153,803 674,841 1,413,631	5.85 12.51 8.15 8.23 13.43 6.22 9.00 5.26 11.02
Blue Chip Growth Portfolio-II	Ameritas Life Insurance Corporation Separate Account VA-2 Jefferson National Life Insurance Company Louisville, Kentucky 40223 Lincoln Benefit Life Company Lincoln Benefit Variable Annuity I A Topeka, Kansas 66636 Nationwide Life Insurance Company NWPP c/o IPO Portfolio Accounting Columbus, Ohio 43218 Pacific Select Executive Separate Account of Pacific Life Newport Beach, California 92660 Principal Life Insurance Company VA2004 Des Moines, Iowa 50392	2,975,855 735,010 1,204,256 1,219,926 2,385,700 620,709	26.19(a) 6.47 10.60 10.74 20.99 5.46
Principal Holders of Fund Shares
T. Rowe Price Fund	Shareholder	# of Shares	%

Capital Opportunity	McWood & Company Raleigh, North Carolina 27626 National Financial Services for the Exclusive Benefit of Our Customers T. Rowe Price Associates Baltimore, Maryland 21202	9,651,384 2,650,238 1,227,569	39.31(a) 10.80 5.00
Capital Opportunity Fund–Advisor Class	Charles Schwab & Company, Inc. Reinvest Account Reliance Trust Company FBO Retirement Plans Serviced by Metlife c/o Fascore LLC Greenwood Village, Colorado 80111	77,065 163,017	26.06(a) 55.12(a)
Capital Opportunity Fund– R Class	Capital Bank & Trust Company Trustee FBO Jeff Wyler Auto Family Inc. RSP 401(k) Greenwood Village, Colorado 80111 Capital Bank & Trust Company Trustee FBO Machinery System Inc. Employees PSP Charles Schwab & Company, Inc. Reinvest Account FIIOC as Agent FBO Porterfield, Harper & Mills P.A. Covington, Kentucky 41015 FIIOC as Agent FBO Shepherd Electric Co., Inc. Nationwide Trust Company FSB c/o IPO Portfolio Accounting NFS LLC FEBO Reliance Trust Company TTEE/CUST For TRS FBO Various Retirement Plans Los Angeles, California 90015	21,480 42,265 38,072 20,699 151,726 24,157 23,050	5.81 11.44 10.30 5.60 41.07(a) 6.54 6.24
Corporate Income	Spectrum Income Fund T. Rowe Price Associates Baltimore, Maryland 21202	26,659,115	41.05(b)
Diversified Small-Cap Growth	Pershing LLC Jersey City, New Jersey 07399 SEI Private Trust Company c/o Suntrust Bank Oaks, Pennsylvania 19456	2,506,168 7,543,527	9.36 28.18(a)

Principal Holders of Fund Shares
T. Rowe Price Fund	Shareholder	# of Shares	%
Dividend Growth	Edward D. Jones & Company Shareholder Accounting MLPF&S for the Sole Benefit of Its Customers Jacksonville, Florida 32246 National Financial Services for the Exclusive Benefit of Our Customers T. Rowe Price Trust Company Dividend Growth Fund (DGF)	14,097,853 9,265,810 25,256,709 6,211,402	13.15 8.64 23.56 5.79
Dividend Growth Fund–Advisor Class	Charles Schwab & Company, Inc. Reinvest Account National Financial Services for the Exclusive Benefit of Our Customers Wells Fargo Bank FBO Various Retirement Plans Charlotte, North Carolina 28288	573,838 4,782,683 481,698	8.13 67.80(a) 6.83
Emerging Europe	National Financial Services for the Exclusive Benefit of Our Customers	1,655,991	8.35
Emerging Markets Bond	Retirement 2010 c/o T. Rowe Price Associates Retirement 2015 c/o T. Rowe Price Associates Retirement 2020 c/o T. Rowe Price Associates Retirement 2025 c/o T. Rowe Price Associates Retirement 2030 c/o T. Rowe Price Associates Spectrum Income Fund T. Rowe Price Associates	16,003,819 19,084,615 35,392,318 16,830,431 19,377,249 48,647,586	5.45 6.50 12.06 5.73 6.60 16.58
Emerging Markets Corporate Bond	T. Rowe Price Associates	2,271,697	47.71(c)
Emerging Markets Corporate Bond Fund–Advisor Class	T. Rowe Price Associates	25,117	94.07(c)
Emerging Markets Corporate Multi-Sector Account Portfolio	CBE of New Brunswick Fredericton, NB E3B 5H8 Canada St. Paul Teachers Retirement Fund Association Saint Paul, Minnesota 55104 T. Rowe Price Associates	789,497 373,647 1,200,000	33.41(a) 15.81 50.78(c)

Principal Holders of Fund Shares
T. Rowe Price Fund	Shareholder	# of Shares	%
Emerging Markets Stock	National Financial Services for the Exclusive Benefit of Our Customers Pershing LLC Retirement 2020 Retirement 2025 Retirement 2030 Retirement 2040 c/o T. Rowe Price Associates	25,021,540 13,937,269 20,633,265 13,766,497 22,027,799 16,217,665	11.21 6.24 9.24 6.17 9.87 7.26
Emerging Markets Local Currency Bond	T. Rowe Price Associates	1,179,063	17.87
Emerging Markets Local Currency Bond Fund–Advisor Class	Charles Schwab & Company, Inc. Reinvest Account T. Rowe Price Associates	45,164 25,084	55.86(a) 31.02(c)
Emerging Markets Local Multi-Sector Account Portfolio	CBE of New Brunswick St. Paul Teachers Retirement Fund Association T. Rowe Price Associates	2,700,226 1,144,640 1,200,000	53.52(a) 22.69 23.79

Principal Holders of Fund Shares
T. Rowe Price Fund	Shareholder	# of Shares	%
Equity Income Portfolio	American United Life American Unit Trust Indianapolis, Indiana 46206 American United Life Separate Account II Pruco Life Insurance Company Flexible Premium Variable Annuity Account Newark, New Jersey 07102 Security Benefit Life Insurance Company FBO T. Rowe Price No-Load Variable Annuity Transamerica Life Insurance Company EM Operational Accounting	4,388,492 6,067,056 2,902,003 2,558,437 1,616,169	14.40 19.91 9.52 8.39 5.30
Equity Income Portfolio-II	Lincoln Benefit Life Company Nationwide Insurance Company NWVLI-4 c/o IPO Portfolio Accounting Columbus, Ohio 43218 Nationwide Life Insurance Company NWPP Pacific Select Executive Separate Account of Pacific Life	907,036 2,459,533 4,322,967 2,070,835	6.65 18.03 31.68(a) 15.18
Equity Index 500	Retirement 2010 Retirement 2015 Retirement 2020 Retirement 2025 Retirement 2030	34,698,707 39,759,270 70,701,104 34,914,238 40,056,245	8.64 9.90 17.60 8.69 9.97
Equity Index 500 Portfolio	Great-West Life & Annuity Client Plans Great-West Life & Annuity Insurance Company Security Benefit Life Insurance Company FBO T. Rowe Price No-Load Variable Annuity	84,499 739,927	8.99 78.70(d)
European Stock	Charles Schwab & Company, Inc. Reinvest Account Spectrum International Fund T. Rowe Price Associates	2,996,461 11,619,278	6.35 24.64
Extended Equity Market Index	TD Ameritrade, Inc. FBO Our Customers Omaha, Nebraska 68103 T. Rowe Price Trust Company	1,699,319 2,897,329	6.71 11.43
Financial Services	Vanguard Fiduciary Trust Company T. Rowe Price Retail Class Funds	5,492,951	19.12

Principal Holders of Fund Shares
T. Rowe Price Fund	Shareholder	# of Shares	%
Floating Rate	National Financial Services for the Exclusive Benefit of Our Customers Pershing LLC TD Ameritrade, Inc. FBO Our Customers Omaha, Nebraska 68103 T. Rowe Price Associates	1,317,023 962,490 769,254 2,475,000	8.70 6.36 5.08 16.36
Floating Rate Fund–Advisor Class	Charles Schwab & Company, Inc. Reinvest Account JP Morgan Clearing Corporation Omnibus Account for the Exclusive Benefit of Customers Brooklyn, New York 11245 Pershing LLC	194,373 121,391 299,357	28.22(a) 17.62 43.46(a)
Floating Rate Multi-Sector Account Portfolio	CBE of New Brunswick T. Rowe Price Associates	2,213,418 2,500,000	46.96(a) 53.04(c)
Global Allocation Fund	T. Rowe Price Associates	2,475,000	85.55(c)
Global Allocation Fund–Advisor Class	T. Rowe Price Associates	25,000	100.00(c)
Global Infrastructure	T. Rowe Price Associates	560,714	13.55
Global Infrastructure Fund–Advisor Class	National Financial Services for the Exclusive Benefit of Our Customers SEI Private Trust Company c/o Citigroup Commissionable TD Ameritrade, Inc. FBO Our Customers T. Rowe Price Associates	22,776 12,192 4,226 14,178	39.27(a) 21.02 7.29 24.44
Global Large-Cap Stock	San Gabriel III LLC Baltimore, Maryland 21212 T. Rowe Price Associates Trustees of T. Rowe Price U.S. Retirement Program Baltimore, Maryland 21289	243,477 449,608 363,207	5.95 10.98 8.87
Global Large-Cap Stock Fund–Advisor Class	Charles Schwab & Company, Inc. Reinvest Account Pershing LLC T. Rowe Price Associates	2,984 3,558 25,000	8.14 9.70 68.18(c)

Principal Holders of Fund Shares
T. Rowe Price Fund	Shareholder	# of Shares	%
Global Real Estate	Charles Schwab & Company, Inc. Reinvest Account National Financial Services for the Exclusive Benefit of Our Customers Pershing LLC TD Ameritrade, Inc. FBO Our Customers T. Rowe Price Associates	922,786 598,748 1,269,132 1,430,961 575,000	8.12 5.27 11.16 12.59 5.06
Global Real Estate Fund–Advisor Class	Charles Schwab & Company, Inc. Reinvest Account National Financial Services for the Exclusive Benefit of Our Customers Pershing LLC	268,534 342,431 42,123	32.32(a) 41.21(a) 5.07
Global Stock	JPMorgan as Directed Trustee for Ernst & Young Defined Benefit Retirement Plan Trust New York, New York 10004 T. Rowe Price Retirement Plan Services, Inc. Omnibus Plan	3,279,697 2,139,693	14.13 9.22
Global Stock Fund–Advisor Class	FIIOC as Agent FBO REDAPT Systems Inc. 401K PSP National Financial Services for the Exclusive Benefit of Our Customers Pershing LLC	13,535 27,419 3,914	23.01 46.61(a) 6.65
Global Technology	Charles Schwab & Company, Inc. Reinvest Account MLPF&S for the Sole Benefit of Its Customers National Financial Services for the Exclusive Benefit of Our Customers Pershing LLC	9,236,014 4,694,501 4,508,168 3,826,161	14.27 7.25 6.96 5.91
Government Reserve Investment	Barnaclesail c/o T. Rowe Price Associates Bridgesail & Co. c/o T. Rowe Price Associates Heirloom & Company c/o T. Rowe Price Associates T. Rowe Price Retirement Plan Services, Inc. Owings Mills, Maryland 21117 Weatherboard & Company c/o T. Rowe Price Associates	901,185,991 167,559,725 115,553,849 152,381,492 88,064,672	54.00(b) 10.04 6.92 9.13 5.28
Growth & Income	T. Rowe Price Trust Company	3,651,074	7.20

Principal Holders of Fund Shares
T. Rowe Price Fund	Shareholder	# of Shares	%
Growth Stock	Charles Schwab & Company, Inc. Reinvest Account National Financial Services for the Exclusive Benefit of Our Customers Retirement 2020 Retirement 2025 Retirement 2030 Retirement 2035 c/o T. Rowe Price Associates Retirement 2040 T. Rowe Price Trust Company	41,933,727 62,427,534 49,966,346 39,910,946 71,407,699 38,977,018 58,620,358 49,125,177	5.76 8.57 6.86 5.48 9.80 5.35 8.05 6.74
Growth Stock Fund–Advisor Class	ICMA Retirement Trust Washington, D.C. 20002 National Financial Services for the Exclusive Benefit of Our Customers	3,847,025 19,183,241	5.96 29.74(a)
Growth Stock Fund–R Class	Hartford Life Insurance Company Separate Account Nationwide Trust Company FSB c/o IPO Portfolio Accounting State Street Corporation Trustee FBO ADP Access Suntrust Bank FBO Various Suntrust Omnibus Accounts Greenwood Village, Colorado 80111	1,323,235 1,265,134 2,092,830 2,715,890	6.64 6.35 10.50 13.63
Health Sciences	Charles Schwab & Company, Inc. Reinvest Account John Hancock Life Insurance Company USA National Financial Services for the Exclusive Benefit of Our Customers	9,322,442 12,247,060 11,501,913	6.92 9.09 8.53

Principal Holders of Fund Shares
T. Rowe Price Fund	Shareholder	# of Shares	%
Health Sciences Portfolio	American National Group Unallocated VA Corp Galveston, Texas 77550 First Security Benefit Life & Annuity Company of New York FBO T. Rowe Price No-Load Variable Annuity Topeka, Kansas 66636 Great-West Life & Annuity Client Plans Great-West Life & Annuity Insurance Company Security Benefit Life Insurance Company FBO T. Rowe Price No-Load Variable Annuity Transamerica Life Insurance Company EM Operational Accounting	254,852 84,961 140,592 700,588 260,865	17.44 5.81 9.62 47.94(d) 17.85
Health Sciences Portfolio-II	Nationwide Insurance Company NWVLI-4 National Life Insurance Company NWVA9 National Life Insurance Company NWVAII Principal Life Insurance Company VA2004 Separate Account 70 of the AXA Equitable Life Insurance Company New York, New York 10104	624,393 1,410,012 3,516,384 653,398 974,251	7.32 16.54 41.24(a) 7.66 11.43
High Yield	Edward D. Jones & Company Shareholder Accounting Retirement 2020 Spectrum Income Fund T. Rowe Price Associates	79,595,261 75,779,674 174,103,817	7.00 6.66 15.30
High Yield Fund–Advisor Class	National Financial Services for the Exclusive Benefit of Our Customers	124,567,184	87.72(a)
High Yield Multi-Sector Account Portfolio	St. Paul Teachers Retirement Fund Association T. Rowe Price Associates	521,879 1,000,000	34.29(a) 65.71(c)

Principal Holders of Fund Shares
T. Rowe Price Fund	Shareholder	# of Shares	%
Inflation Focused Bond	Retirement 2005 c/o T. Rowe Price Associates Retirement 2010 Retirement 2015 Retirement 2020 Retirement 2025 Retirement Income c/o T. Rowe Price Associates	44,937,610 154,770,061 122,461,532 146,375,655 45,577,931 188,484,583	5.21 17.95 14.20 16.97 5.29 21.86
Inflation Protected Bond	Pershing LLC T. Rowe Price Retirement Plan Services, Inc. Omnibus Account Inflation Protected Bond	2,478,457 2,910,412	6.50 7.63
Institutional Africa & Middle East	Crystal Bridges Museum of American Art Inc. Bentonville, Arkansas 72712 John S. and James L. Knight Foundation Wachovia Financial Center, Suite 3300 Miami, Florida 33131 National Financial Services for the Exclusive Benefit of Our Customers SEI Private Trust Company c/o Mellon Bank	2,732,370 4,274,500 16,162,783 1,686,167	9.76 15.27 57.72(a) 6.02
Institutional Concentrated International Equity	T. Rowe Price Associates	700,000	100.00(c)
Institutional Core Plus	JPMorgan Chase Bank Trustee for The State of California Savings Plus Program New York, New York 10004 Janette Stump, James Carney & Howard Kline, Trustees Special Metals Corporation Retiree Benefit Trust Pittsburgh, Pennsylvania 15222 National Financial Services for the Exclusive Benefit of Our Customers The Church Foundation Philadelphia, Pennsylvania 19106 T. Rowe Price Associates	5,254,928 3,565,244 8,340,912 3,335,576 1,814,848	21.20 14.39 33.66(a) 13.46 7.32
Institutional Core Plus Fund–F Class	Charles Schwab & Company, Inc. Reinvest Account LPL Financial San Diego, California 92121	13,517 56,498	5.20 21.74

Principal Holders of Fund Shares
T. Rowe Price Fund	Shareholder	# of Shares	%
Institutional Emerging Markets Bond	Charles Schwab & Company, Inc. Reinvest Account Ladybird & Company c/o T. Rowe Price Associates Ladybug & Company c/o T. Rowe Price Associates Lakeside & Company c/o T. Rowe Price Associates National Financial Services for the Exclusive Benefit of Our Customers Pershing LLC Rockyledge & Company c/o T. Rowe Price Associates	3,775,428 7,340,144 7,324,713 2,264,725 2,246,443 1,944,228 1,501,797	13.40 26.06(b) 26.00(b) 8.04 7.97 6.90 5.33
Institutional Emerging Markets Equity	Goldman Sachs & Company Exclusive Benefit of Customers New York, New York 10004 JPMorgan Chase Bank NA as Directed Trustee for the Deloitte Pension Plan Ladybug & Company Lakeside & Company Mac & Company Pittsburgh, Pennsylvania 15230 National Financial Services for the Exclusive Benefit of Our Customers Wells Fargo Bank NA FBO Omnibus Account	3,181,795 2,032,787 2,392,704 2,172,131 2,567,165 5,769,935 2,539,616	9.20 5.88 6.92 6.28 7.42 16.68 7.34
Institutional Floating Rate	DPERS-Floating Rate Fund Account Ashford Consulting Group Wilmington, Delaware 19807 National Financial Services for the Exclusive Benefit of Our Customers Pershing LLC Seamile & Company c/o T. Rowe Price Associates Taskforce & Company c/o T. Rowe Price Associates Tuna & Company c/o T. Rowe Price Associates	35,994,632 13,727,494 9,472,365 17,545,200 19,839,970 32,023,681	19.11 7.29 5.03 9.32 10.54 17.00
Institutional Floating Rate Fund–F Class	Mac & Company	5,245,760	6.39

Principal Holders of Fund Shares
T. Rowe Price Fund	Shareholder	# of Shares	%
Institutional Global Equity	Mac & Company National Financial Services for the Exclusive Benefit of Our Customers SEI Private Trust Company c/o SunTrust Bank	7,924,570 5,482,646 1,272,152	53.98(a) 37.35(a) 8.67
Institutional Global Large-Cap Equity	Croda Inc. Defined Benefit Plan Master TR c/o State Street Bank and Trust Company Kansas City, Missouri 64105 Longwood Foundation Inc. Wilmington, Delaware 19801 State Street Bank & Trust Company as Trustee for Master Trust for Defined Benefit Plans of Syngenta Corporation Kansas City, Missouri 64105 T. Rowe Price Associates	384,869 3,382,315 1,702,735 500,000	5.91 51.94(a) 26.15(a) 7.68
Institutional Global Value Equity	T. Rowe Price Associates	700,000	100.00(c)
Institutional High Yield	Bread & Company c/o T. Rowe Price Associates Goldman Sachs & Company Exclusive Benefit of Customers National Financial Services for the Exclusive Benefit of Our Customers Tuna & Company	14,626,427 63,765,064 70,368,587 30,285,499	5.00 21.82 24.08 10.36
Institutional International Bond	Charles Schwab & Company, Inc. Special Custody A/C FBO Customers Ladybird & Company Ladybug & Company Lakeside & Company	2,721,005 6,431,512 6,560,038 2,001,015	13.03 30.80(b) 31.42(b) 9.58
Institutional International Core Equity	Dekalb County Pension Plan Decatur, Georgia 30030	6,357,628	99.30(a)

Principal Holders of Fund Shares
T. Rowe Price Fund	Shareholder	# of Shares	%
Institutional International Growth Equity	Brics & Company FBO Link Belt Pension–T. Rowe Price Dallas, Texas 75254 BNA Foreign Equity Fund Arlington, Virginia 22202 National Financial Services for the Exclusive Benefit of Our Customers State Street Bank & Trust Company Custodian Houston Metro Transit Authority Fund–MTA Union Kansas City, Missouri 64105 State Street Bank & Trust Company Custodian Houston Metro Transit Authority Fund–MTA Non-Union The Church Foundation	559,300 787,467 242,105 1,389,529 1,061,163 473,600	11.78 16.58 5.10 29.26(a) 22.34 9.97
Institutional Large-Cap Core Growth	Great-West Trust Company Retirement Plans Greenwood Village, Colorado 80111 Mercer Trust Co. Trustee FBO The Mallinckrodt Pharmaceutical Retirement Savings and Investment Plan Norwood, Massachusetts 02062 National Financial Services for the Exclusive Benefit of Our Customers PIMS/Prudential Retirement as Nominee for the Trustee/Custodian Union Bank 401(k) Plan San Francisco, California 94104 SEI Private Trust Company State Street Corporation TR FBO Hallmark Cards, Inc. Boston, Massachusetts 02111	3,372,270 3,651,397 8,976,831 4,404,007 2,145,154 3,183,685	8.10 8.77 21.55 10.57 5.15 7.64
Institutional Large-Cap Growth	Bank of America NA Trustee for The Bank of America 401(k) Plan Houston, Texas 77002 Charles Schwab & Company, Inc. Reinvest Account MLPF&S for the Sole Benefit of Its Customers National Financial Services for the Exclusive Benefit of Our Customers SEI Private Trust Company c/o Suntrust Bank	43,527,690 21,067,258 25,772,743 42,642,744 18,177,994	13.60 6.58 8.06 13.33 5.68

Principal Holders of Fund Shares
T. Rowe Price Fund	Shareholder	# of Shares	%
Institutional Large-Cap Value	Charles Schwab & Company, Inc. Reinvest Account National Financial Services for the Exclusive Benefit of Our Customers Prudential Bank & Trust FSB Trustee New York Metro Transit Authority Hartford, Connecticut 06103	10,019,070 25,747,826 7,356,955	12.68 32.60(a) 9.31
Institutional Mid-Cap Equity Growth	ING as Custodian/Recordkeeper Kentucky Public Employees Deferred Compensation Plan North Quincy, Massachusetts 02171 JPMorgan Chase Trustee FBO Pearson Inc. Retirement Plan c/o JPMorgan RPS Management Reporting Team Overland Park, Kansas 66211 Mac & Company National Financial Services for the Exclusive Benefit of Our Customers T. Rowe Price Retirement Plan Services, Inc. Omnibus DST TRP Institutional Mid-Cap Equity Growth Vanguard Fiduciary Trust Company T. Rowe Institutional Class Wells Fargo Bank FBO Lowes 401(k) Plan	6,745,612 6,867,433 5,574,025 21,538,331 19,516,175 6,007,213 5,511,294	6.74 6.86 5.57 21.51 19.49 6.00 5.50
Institutional Small-Cap Stock	National Financial Services for the Exclusive Benefit of Our Customers PIMS/Prudential Retirement As Nominee for The Trustee/Custodian Union Bank 401(k) Plan Vanguard Fiduciary Trust Company T. Rowe Price Institutional Class	46,773,038 5,905,025 11,505,898	63.81(a) 8.06 15.70
Institutional U.S. Structured Research	National Financial Services for the Exclusive Benefit of Our Customers The Harry and Jeanette Weinberg Foundation, Inc. Owings Mills, Maryland 21117 Wells Fargo Bank NA FBO UCARE Minnesota Wells Fargo Bank NA FBO PHP - T. Rowe Price Institutional Structured Research	17,513,562 3,806,224 2,930,063 4,140,242	32.56(a) 7.08 5.45 7.70

Principal Holders of Fund Shares
T. Rowe Price Fund	Shareholder	# of Shares	%
International Bond	Edward D. Jones & Company Shareholder Accounting National Financial Services for the Exclusive Benefit of Our Customers Retirement 2020 Spectrum Income Fund T. Rowe Price Associates	87,550,114 40,691,824 45,213,423 79,348,149	16.73 7.78 8.64 15.16
International Bond Fund–Advisor Class	Morgan Stanley Smith Barney Jersey City, New Jersey 07311 Pershing LLC	4,246,376 1,160,726	22.02 6.02
International Discovery	Charles Schwab & Company, Inc. Reinvest Account National Financial Services for the Exclusive Benefit of Our Customers State Street Bank & Trust Company as Trustee for the Ford Motor Company Master Trust c/o SSGA Fiduciary Savings Quincy, Massachusetts 02169 Vanguard Fiduciary Trust Company T. Rowe Price Retail Class Funds	5,108,564 5,542,021 5,623,610 6,371,531	7.81 8.47 8.59 9.74
International Equity Index	T. Rowe Price Retirement Plan Services, Inc. Omnibus New Business Conv. Assets	5,823,781	16.09
International Growth & Income	Retirement 2015 Retirement 2020 Retirement 2025 Retirement 2030 Retirement 2035 Retirement 2040 Spectrum Growth Fund T. Rowe Price Associates	29,079,558 73,345,422 49,153,056 78,183,901 39,803,395 58,024,266 31,267,815	5.76 14.54 9.74 15.50 7.89 11.50 6.20
International Growth & Income Fund–Advisor Class	American United Life American Unit Investment Trust Pershing LLC State Street Corporation Trustee FBO ADP Access	753,962 3,555,648 3,026,626	7.06 33.30(a) 28.35(a)

Principal Holders of Fund Shares
T. Rowe Price Fund	Shareholder	# of Shares	%
International Growth & Income Fund–R Class	American United Life Separate Account II DCGT as Trustee and/or Custodian FBO Principal Financial Group Qualified Print Advertising Omnibus Emjay Corporation Customer FBO Plans of RPSA Customers c/o Great West Nationwide Trust Company FSB c/o IPO Portfolio Accounting State Street Corporation Trustee FBO ADP Access	605,641 237,550 185,953 280,467 1,069,204	17.54 6.88 5.39 8.12 30.97(a)
International Stock	Edward D. Jones & Company Retirement 2020 Retirement 2025 Retirement 2030 Retirement 2035 Retirement 2040	61,729,952 67,024,099 44,592,405 70,730,985 35,808,175 52,477,603	8.64 9.39 6.24 9.90 5.01 7.35
International Stock Fund–Advisor Class	National Financial Services for the Exclusive Benefit of Our Customers	15,384,121	89.49(a)
International Stock Fund– R Class	American United Life American Unit Trust American United Life Separate Account II Capital Bank & Trust Company Trustee c/o Fascore LLC PATTCO LLC 401(k) DCGT as Trustee and/or Custodian FBO Principal Financial Group Qualified Print Advertising Omnibus Nationwide Trust Company FSB c/o IPO Portfolio Accounting	37,431 159,039 41,234 24,885 38,227	9.79 41.58(a) 10.78 6.51 9.99

Principal Holders of Fund Shares
T. Rowe Price Fund	Shareholder	# of Shares	%
International Stock Portfolio	Allamerica Financial Life Insurance and Annuity Company Topeka, Kansas 66636 American National Group Unallocated VA Corp Farm Bureau Life Insurance Company West Des Moines, Iowa 50266 NYLIAC Pruco Life Insurance Company Plaz Annuity Pruco Life Insurance Company Plaz Life Security Benefit Life Insurance Company FBO T. Rowe Price No-Load Variable Annuity	3,733,035 1,198,787 1,276,004 1,936,154 1,485,867 2,400,044 1,463,273	17.79 5.71 6.08 9.23 7.08 11.44 6.97
Investment-Grade Corporate Multi-Sector Account Portfolio	CBE of New Brunswick St. Paul Teachers Retirement Fund Association T. Rowe Price Associates	1,485,109 248,914 1,000,000	54.32(a) 9.10 36.58(c)
Japan	Spectrum International Fund T. Rowe Price Associates	5,071,173	17.56
Latin America	Charles Schwab & Company, Inc. Reinvest Account Pershing LLC	3,675,623 2,922,246	8.77 6.97

Principal Holders of Fund Shares
T. Rowe Price Fund	Shareholder	# of Shares	%
Limited-Term Bond Portfolio	AUL Individual Variable Annuity Unit Trust 1 Great-West Life & Annuity Insurance Company Great-West Life & Annuity Client Plans JP Morgan Chase Bank Customer FBO Intelligent Variable Annuity TIAA-CREF Life Separate A/C VA-1 of TIAA-CREF Life Insurance Company Charlotte, North Carolina 28262 Nationwide Life Insurance Company NWPP NYLIAC Paragon Life Insurance Company Mail Code A2-10 Saint Louis, Missouri 63128 Security Benefit Life Insurance Company FBO T. Rowe Price No-Load Variable Annuity	10,268,963 2,077,359 2,006,125 2,128,047 3,262,862 1,638,854 2,798,899	32.90(a) 6.65 6.43 6.82 10.45 5.25 8.97
Limited-Term Bond Portfolio-II	First Security Benefit Life Variable Annuity Account A Topeka, Kansas 66636 Jefferson National Life Insurance Company	66,586 596,503	9.18 82.28(a)
Media & Telecommunications	Charles Schwab & Company, Inc. Reinvest Account National Financial Services for the Exclusive Benefit of Our Customers T. Rowe Price Trust Company Media & Telecommunications Fund	2,655,694 2,278,911 3,214,616	6.18 5.30 7.47
Mid-Cap Growth	Charles Schwab & Company, Inc. Reinvest Account National Financial Services for the Exclusive Benefit of Our Customers T. Rowe Price Trust Company	23,383,676 40,794,563 41,956,176	7.95 13.86 14.26
Mid-Cap Growth Fund–Advisor Class	MLPF&S for the Sole Benefit of its Customers Morgan Stanley Smith Barney National Financial Services for the Exclusive Benefit of Our Customers	1,048,154 909,972 3,835,869	6.97 6.05 25.51(a)

Principal Holders of Fund Shares
T. Rowe Price Fund	Shareholder	# of Shares	%
Mid-Cap Growth Fund–R Class	American United Life Separate Account II ING Life Insurance & Annuity Company Nationwide Trust Company FSB c/o IPO Portfolio Accounting Suntrust Bank FBO Various Suntrust Omnibus Accounts	416,397 800,961 609,387 578,023	9.66 18.59 14.14 13.41
Mid-Cap Growth Portfolio	C.M. Life Insurance Company Springfield, Massachusetts 01111 Farm Bureau Life Insurance Company West Des Moines, Iowa 50266 MML Baystate Life Insurance Company Springfield, Massachusetts 01111 Mass Mutual Life Insurance Company Springfield, Massachusetts 01111 Security Benefit Life Insurance Company FBO T. Rowe Price No-Load Variable Annuity Transamerica Life Insurance Company	1,583,249 747,325 1,417,764 1,836,719 1,837,229 967,099	13.46 6.35 12.05 15.61 15.92 8.22
Mid-Cap Growth Portfolio-II	Lincoln National Life Insurance Company Nationwide Insurance Company NWVLI-4 Nationwide Life Insurance Company NWPP	171,498 1,038,838 907,081	7.99 48.40(a) 42.26(a)
Mid-Cap Value	National Financial Services for the Exclusive Benefit of Our Customers Retirement 2030 T. Rowe Price Retirement Plan Services, Inc. Omnibus Account New Business Group	53,542,610 17,967,501 27,104,110	15.54 5.21 7.87
Mid-Cap Value Fund–Advisor Class	Morgan Stanley Smith Barney National Financial Services for the Exclusive Benefit of Our Customers	1,451,656 12,647,512	5.98 52.13(a)
Mid-Cap Value Fund–R Class	American United Life Separate Account II ING Life Insurance & Annuity Company Nationwide Trust Company FSB c/o IPO Portfolio Accounting State Street Corporation Trustee FBO ADP Access Suntrust Bank FBO Various Suntrust Omnibus Accounts	597,444 964,324 2,035,500 3,689,839 834,533	5.20 8.40 17.73 32.13(a) 7.27

Principal Holders of Fund Shares
T. Rowe Price Fund	Shareholder	# of Shares	%
Mortgage-Backed Securities Multi-Sector Account Portfolio	CBE of New Brunswick St. Paul Teachers Retirement Fund Association T. Rowe Price Associates	868,260 361,686 1,000,000	38.94(a) 16.22 44.84(c)
New America Growth Portfolio	Farm Bureau Life Insurance Company Nationwide Insurance Company NWVLI-4 Nationwide Life Insurance Company NWPP NYLIAC Paragon Life Insurance Company Security Benefit Life Insurance Company FBO T. Rowe Price No-Load Variable Annuity Separate Account 65 of the Equitable Life Assurance Society of the US New York, New York 10104	355,445 1,464,510 987,487 685,553 346,168 1,047,279 347,248	5.37 22.12 14.92 10.36 5.23 15.82 5.25
New Asia	National Financial Services for the Exclusive Benefit of Our Customers Pershing LLC	39,321,934 16,090,734	13.69 5.60
New Era	Charles Schwab & Company, Inc. Reinvest Account National Financial Services for the Exclusive Benefit of Our Customers	8,581,132 15,416,754	8.57 15.40
New Horizons	National Financial Services for the Exclusive Benefit of Our Customers T. Rowe Price Trust Company	29,130,231 37,463,543	9.55 12.28
New Income	Edward D. Jones & Company JP Morgan Clearing Corporation Omnibus Account for the Exclusive Benefit of Customers Retirement 2010 Retirement 2015 Retirement 2020 Retirement 2025 Retirement 2030 Spectrum Income Fund T. Rowe Price Associates	156,032,658 305,759,703 150,280,888 178,989,934 332,930,276 159,088,674 183,537,901 156,602,244	6.98 13.69 6.73 8.01 14.90 7.12 8.22 7.01

Principal Holders of Fund Shares
T. Rowe Price Fund	Shareholder	# of Shares	%
New Income Fund–Advisor Class	Capital Bank & Trust Company Trustee Clear Springs Foods Inc. 401(k) Morgan Stanley Smith Barney National Financial Services for the Exclusive Benefit of Our Customers TD Ameritrade, Inc. FBO Our Customers	239,900 1,322,962 515,997 380,351	5.08 27.99(a) 10.92 8.05
New Income Fund–R Class	Emjay Corporation Custodian FBO Plans of RPSA Customers c/o Great West Lincoln Retirement Services Company FBO Mueller Inc. 401(k) Fort Wayne, Indiana 46801 Nationwide Trust Company FSB c/o IPO Portfolio Accounting State Street Corporation Trustee FBO ADP Access Wells Fargo Bank FBO Various Retirement Plans	37,434 52,546 150,918 95,858 54,383	5.67 7.96 22.85 14.51 8.23
Overseas Stock	Retirement 2015 Retirement 2020 Retirement 2025 Retirement 2030 Retirement 2035 Retirement 2040	42,441,771 106,810,082 71,182,897 113,354,231 57,517,620 83,574,692	6.30 15.85 10.56 16.82 8.53 12.40
Personal Strategy Balanced	Charles Schwab & Company, Inc. Reinvest Account Mac & Company National Financial Services for the Exclusive Benefit of Our Customers State Street Bank & Trust Company FBO UBS Savings and Investment Plan Boston, Massachusetts 02111 T. Rowe Price Trust Company TR Balanced	4,341,756 5,110,400 6,713,051 5,636,372 12,802,066	5.22 6.15 8.07 6.78 15.39

Principal Holders of Fund Shares
T. Rowe Price Fund	Shareholder	# of Shares	%
Personal Strategy Balanced Portfolio	Farm Bureau Life Insurance Company Modern Woodmen of America Topeka, Kansas 66636 NYLIAC Paragon Life Insurance Company Security Benefit Life Insurance Company FBO T. Rowe Price No-Load Variable Annuity Transamerica Life Insurance Company	1,038,755 632,428 951,514 1,106,430 1,795,544 664,583	12.99 7.91 11.90 13.84 22.46 8.31
Personal Strategy Growth	National Financial Services for the Exclusive Benefit of Our Customers State Street Bank & Trust Company FBO UBS Savings and Investment Plan T. Rowe Price Trust Company TR	3,003,462 3,843,354 5,487,156	6.55 8.39 11.97
Personal Strategy Income	National Financial Services for the Exclusive Benefit of Our Customers T. Rowe Price Trust Company TR Income	3,688,977 4,866,851	5.57 7.35
Prime Reserve	T. Rowe Price Trust Company	456,846,467	7.80
Prime Reserve Portfolio	American National Group Unallocated VA Corp Horace Mann Life Insurance Company Separate Account Springfield, Illinois 62715 Security Benefit Life Insurance Company FBO T. Rowe Price No-Load Variable Annuity Sentry Life Insurance Company Stevens Point, Wisconsin 54481	1,778,746 7,764,768 8,130,831 1,249,521	8.96 39.11(a) 40.96(d) 6.29
Real Assets	Retirement 2015 Retirement 2020 Retirement 2025 Retirement 2030 Retirement 2035 Retirement 2040	18,188,550 45,736,515 30,696,936 49,261,482 24,783,395 36,013,687	6.11 15.35 10.31 16.54 8.32 12.09
Real Estate	Charles Schwab & Company, Inc. Reinvest Account First Clearing LLC Special Custody Account for the Exclusive Benefit of Customers Saint Louis, Missouri 63103 Pershing LLC	13,756,247 10,118,918 20,820,700	8.42 6.20 12.75

Principal Holders of Fund Shares
T. Rowe Price Fund	Shareholder	# of Shares	%
Real Estate Fund–Advisor Class	Maxim Series Fund Inc. Greenwood Village, Colorado 80111 National Financial Services for the Exclusive Benefit of Our Customers	2,176,056 4,633,939	21.95 46.74(a)
Reserve Investment	Seamile & Company T. Rowe Price Associates, Inc. T. Rowe Price Managed GIC Stable Value Fund Taskforce & Company Tuna & Company	2,244,196,778 1,280,282,798 1,461,764,117 1,671,758,851	13.26 7.57 8.64 9.88
Retirement 2005	National Financial Services for the Exclusive Benefit of Our Customers T. Rowe Price Retirement Plan Services, Inc. Omnibus Account	6,471,705 27,486,374	6.40 27.16(e)
Retirement 2005 Fund–Advisor Class	Charles Schwab & Company, Inc. Special Custody Account FBO Customers DCGT as Trustee and/or Custodian FBO Principal Financial Group Qualified FIA Omnibus Lincoln Retirement Services Company FBO Groendyke Transport 401(k) Plan Fort Wayne, Indiana 46801 National Financial Services for the Exclusive Benefit of Our Customers Reliance Trust Company FBO Retirement Plans Serviced by MetLife	211,052 299,192 310,713 1,321,281 433,505	5.06 7.17 7.44 31.65(a) 10.38
Retirement 2005 Fund–R Class	ING Life Insurance & Annuity Company NFS LLC FEBO State Street Bank & Trust Company Trustee Various Retirement Plans	492,571 4,954,223	7.76 78.06(a)
Retirement 2010	National Financial Services for the Exclusive Benefit of Our Customers T. Rowe Price Retirement Plan Services, Inc. Omnibus Account Retirement 2010	26,780,648 71,406,689	9.74 25.98(e)
Retirement 2010 Fund–Advisor Class	Massachusetts Mutual Life Insurance Company Springfield, Massachusetts 01111 National Financial Services for the Exclusive Benefit of Our Customers Taynik & Company c/o Investors Bank & Trust	3,014,378 7,880,985 3,880,773	6.89 18.01 8.87

Principal Holders of Fund Shares
T. Rowe Price Fund	Shareholder	# of Shares	%
Retirement 2010 Fund–R Class	ING Life Insurance & Annuity Company NFS LLC FEBO State Street Bank & Trust Company Trustee Various Retirement Plans State Street Corporation Trustee FBO ADP Access Suntrust Bank FBO Various Suntrust Omnibus Accounts Taynik & Company c/o State Street Bank Quincy, Massachusetts 02169	1,553,799 1,929,086 5,940,775 2,032,603 2,134,517	5.57 6.91 21.29 7.29 7.65
Retirement 2015	National Financial Services for the Exclusive Benefit of Our Customers T. Rowe Price Retirement Plan Services, Inc. Omnibus Account Retirement	54,011,171 204,444,594	10.28 38.90(e)
Retirement 2015 Fund–Advisor Class	National Financial Services for the Exclusive Benefit of Our Customers Reliance Trust Company FBO Retirement Plans Serviced by MetLife Taynik & Company c/o State Street Bank	10,194,020 5,601,584 2,269,838	22.57 12.40 5.03
Retirement 2015 Fund–R Class	ING Life Insurance & Annuity Company NFS LLC FEBO State Street Bank & Trust Company Trustee Various Retirement Plans State Street Corporation Trustee FBO ADP Access	8,114,188 2,716,759 3,124,652	29.29(a) 9.81 11.28
Retirement 2020	National Financial Services for the Exclusive Benefit of Our Customers T. Rowe Price Retirement Plan Services, Inc. Omnibus Account Retirement 2020	88,941,608 276,889,921	12.24 38.11(e)
Retirement 2020 Fund–Advisor Class	Massachusetts Mutual Life Insurance Company National Financial Services for the Exclusive Benefit of Our Customers Reliance Trust Company FBO Retirement Plans Serviced by MetLife Taynik & Company c/o Investors Bank & Trust	11,060,393 23,423,368 6,908,340 11,916,712	8.29 17.56 5.18 8.94

Principal Holders of Fund Shares
T. Rowe Price Fund	Shareholder	# of Shares	%
Retirement 2020 Fund–R Class	Hartford Life Insurance Company Separate Account ING Life Insurance & Annuity Company Massachusetts Mutual Life Insurance Company NFS LLC FEBO State Street Bank & Trust Company Trustee Various Retirement Plans State Street Corporation Trustee FBO ADP Access Suntrust Bank FBO Various Suntrust Omnibus Accounts Taynik & Company c/o State Street Bank	4,461,954 5,192,321 4,598,294 4,678,736 21,640,606 4,465,581 5,669,813	5.04 5.87 5.20 5.29 24.46 5.05 6.41
Retirement 2025	National Financial Services for the Exclusive Benefit of Our Customers T. Rowe Price Retirement Plan Services, Inc. Omnibus Account Retirement	78,884,965 305,271,543	11.81 45.69(e)
Retirement 2025 Fund–Advisor Class	National Financial Services for the Exclusive Benefit of Our Customers Reliance Trust Company FBO Retirement Plans Serviced by MetLife	15,768,077 7,460,666	24.26 11.48
Retirement 2025 Fund–R Class	ING Life Insurance & Annuity Company NFS LLC FEBO State Street Bank & Trust Company Trustee Various Retirement Plans State Street Corporation Trustee FBO ADP Access	14,265,453 3,333,169 5,523,840	34.46(a) 8.05 13.34
Retirement 2030	National Financial Services for the Exclusive Benefit of Our Customers T. Rowe Price Retirement Plan Services, Inc. Omnibus Account Retirement 2030	75,145,925 235,009,482	12.74 39.84(e)
Retirement 2030 Fund–Advisor Class	Massachusetts Mutual Life Insurance Company National Financial Services for the Exclusive Benefit of Our Customers Taynik & Company c/o Investors Bank & Trust	9,758,543 18,429,296 10,799,511	8.66 16.35 9.58

Principal Holders of Fund Shares
T. Rowe Price Fund	Shareholder	# of Shares	%
Retirement 2030 Fund–R Class	ING Life Insurance & Annuity Company Massachusetts Mutual Life Insurance Company State Street Corporation Trustee FBO ADP Access Taynik & Company c/o State Street Bank	4,162,340 4,878,901 23,613,302 5,931,919	5.10 5.98 28.95(a) 7.27
Retirement 2035	National Financial Services for the Exclusive Benefit of Our Customers T. Rowe Price Retirement Plan Services, Inc. Omnibus Account Retirement	56,159,870 211,369,019	12.47 46.92(e)
Retirement 2035 Fund–Advisor Class	Charles Schwab & Company, Inc. Special Custody Account FBO Customers National Financial Services for the Exclusive Benefit of Our Customers Reliance Trust Company FBO Retirement Plans Serviced by MetLife Taynik & Company c/o State Street Bank	2,424,031 10,815,188 4,370,570 2,586,840	5.34 23.82 9.63 5.70
Retirement 2035 Fund–R Class	ING Life Insurance & Annuity Company NFS LLC FEBO State Street Bank & Trust Company Trustee Various Retirement Plans State Street Corporation Trustee FBO ADP Access	11,360,140 1,682,206 4,578,904	37.03(a) 5.48 14.93
Retirement 2040	National Financial Services for the Exclusive Benefit of Our Customers T. Rowe Price Retirement Plan Services, Inc. Omnibus Account Retirement 2040	49,630,726 151,983,981	13.00 39.82(e)
Retirement 2040 Fund–Advisor Class	Massachusetts Mutual Life Insurance Company National Financial Services for the Exclusive Benefit of Our Customers Taynik & Company c/o Investors Bank & Trust Wells Fargo Bank FBO Various Retirement Plans	7,146,543 13,475,453 7,679,347 5,376,519	8.65 16.31 9.29 6.51

Principal Holders of Fund Shares
T. Rowe Price Fund	Shareholder	# of Shares	%
Retirement 2040 Fund–R Class	Massachusetts Mutual Life Insurance Company NFS LLC FEBO State Street Bank & Trust Company Trustee Various Retirement Plans State Street Corporation Trustee FBO ADP Access Taynik & Company c/o State Street Bank	2,920,814 3,362,309 17,460,111 3,456,463	5.28 6.08 31.55(a) 6.25
Retirement 2045	National Financial Services for the Exclusive Benefit of Our Customers T. Rowe Price Retirement Plan Services, Inc. Omnibus Account Retirement	33,090,084 135,254,040	12.48 51.02(e)
Retirement 2045 Fund–Advisor Class	Charles Schwab & Company, Inc. Special Custody Account FBO Customers National Financial Services for the Exclusive Benefit of Our Customers Reliance Trust Company FBO Retirement Plans Serviced by MetLife Taynik & Company c/o State Street Bank	1,767,339 6,897,236 2,839,428 1,657,860	6.57 25.65(a) 10.56 6.17
Retirement 2045 Fund–R Class	ING Life Insurance & Annuity Company NFS LLC FEBO State Street Bank & Trust Company Trustee Various Retirement Plans State Street Corporation Trustee FBO ADP Access	7,092,748 1,120,127 2,922,366	37.87(a) 5.98 15.60
Retirement 2050	National Financial Services for the Exclusive Benefit of Our Customers T. Rowe Price Retirement Plan Services, Inc. Omnibus Account Retirement Wells Fargo Bank FBO Various Retirement Plans	22,699,811 69,527,774 9,158,952	13.71 42.01(e) 5.53

Principal Holders of Fund Shares
T. Rowe Price Fund	Shareholder	# of Shares	%
Retirement 2050 Fund–Advisor Class	Charles Schwab & Company, Inc. Reinvest Account Massachusetts Mutual Life Insurance Company National Financial Services for the Exclusive Benefit of Our Customers Reliance Trust Company FBO Retirement Plans Serviced by MetLife Taynik & Company c/o Investors Bank & Trust	2,104,374 3,188,406 7,793,393 2,338,217 4,564,474	5.19 7.87 19.22 5.77 11.26
Retirement 2050 Fund–R Class	State Street Corporation Trustee FBO ADP Access Taynik & Company c/o State Street Bank	10,762,363 2,877,598	34.19(a) 9.14
Retirement 2055	National Financial Services for the Exclusive Benefit of Our Customers T. Rowe Price Retirement Plan Services, Inc. Omnibus Account Retirement	5,797,600 25,775,841	10.80 48.02(e)
Retirement 2055 Fund–Advisor Class	Great-West Trust Company Employee Benefits Clients National Financial Services for the Exclusive Benefit of Our Customers Reliance Trust Company FBO Retirement Plans Serviced by MetLife Taynik & Company c/o State Street Bank	514,592 1,307,650 581,538 315,354	9.32 23.68 10.53 5.71
Retirement 2055 Fund–R Class	AXA Equitable For SA Number 65 Secaucus, New Jersey 07094 ING Life Insurance & Annuity Company State Street Corporation Trustee FBO ADP Access	250,501 1,249,232 1,154,158	5.66 28.23(a) 26.08(a)
Retirement Income	National Financial Services for the Exclusive Benefit of Our Customers T. Rowe Price Retirement Plan Services, Inc. Omnibus Account Retirement Income	20,148,026 38,250,537	11.58 21.98

Principal Holders of Fund Shares
T. Rowe Price Fund	Shareholder	# of Shares	%
Retirement Income Fund–Advisor Class	Massachusetts Mutual Life Insurance Company National Financial Services for the Exclusive Benefit of Our Customers Reliance Trust Company FBO Retirement Plans Serviced by MetLife Taynik & Company c/o Investors Bank & Trust	1,816,375 4,230,211 1,325,186 1,936,625	7.63 17.77 5.57 8.13
Retirement Income Fund–R Class	ING Life Insurance & Annuity Company PIMS/Prudential Retirement As Nominee for The Trustee/Custodian PL 701 NEPC – Taft Hartley Ironworkers Salt Lake City, Utah 84130 State Street Corporation Trustee FBO ADP Access	1,987,182 2,345,882 6,222,867	9.01 10.64 28.22(a)
Science & Technology	T. Rowe Price Retirement Plan Services, Inc. Omnibus Plan New Business Group Conv. Assets	13,421,098	17.43
Science & Technology Fund–Advisor Class	John Hancock Life Insurance Company USA RPS Trading OPS	9,700,602	87.04(a)
Short-Term Bond	Charles Schwab & Company, Inc. Reinvest Account Edward D. Jones & Company National Financial Services for the Exclusive Benefit of Our Customers Spectrum Income Fund T. Rowe Price Associates	69,100,080 88,575,188 99,773,349 120,352,427	5.21 6.67 7.52 9.07
Short-Term Bond Fund–Advisor Class	Genworth Financial Trust Company FBO Genworth Financial Wealth Mgmt.& Mutual Clients & FBO Other Custodial Clients National Financial Services for the Exclusive Benefit of Our Customers	14,184,791 14,217,736	35.32(a) 35.41(a)
Short-Term Reserve	JP Morgan Chase Bank as Agent For Institutional Funds Newark, Delaware 19713 State Street Bank & Trust Company Agent for T. Rowe Institutional Funds Boston, Massachusetts 02111	111,937,841 30,912,925	77.82(a) 21.49

Principal Holders of Fund Shares
T. Rowe Price Fund	Shareholder	# of Shares	%
Small-Cap Stock	Minnesota State Retirement System Defined Contribution Plans Saint Paul, Minnesota 55103 National Financial Services for the Exclusive Benefit of Our Customers T. Rowe Price Trust Company T. Rowe Price OTC Fund	13,175,382 23,769,358 20,091,477	6.28 11.33 9.57
Small-Cap Stock Fund–Advisor Class	Fifth Third Bank Trustee FBO Cintas Partners Plan Cincinnati, Ohio 45263 National Financial Services for the Exclusive Benefit of Our Customers Vanguard Fiduciary Trust Company T. Rowe Price Advisor Class Funds Wells Fargo Bank FBO Various Retirement Plans	1,243,418 2,423,954 531,062 1,097,913	12.11 23.60 5.17 10.69
Small-Cap Value	National Financial Services for the Exclusive Benefit of Our Customers T. Rowe Price Trust Company	21,683,697 32,667,421	12.62 19.02
Small-Cap Value Fund–Advisor Class	ICMA Retirement Trust Washington, D.C. 20002 John Hancock Life Insurance Company USA RPS Trading Ops National Financial Services for the Exclusive Benefit of Our Customers	8,783,492 4,516,449 4,931,054	30.86(a) 15.87 17.33
Spectrum Growth	T. Rowe Price Trust Company	15,959,402	9.64
Spectrum Income	T. Rowe Price Trust Company	81,170,958	15.76
Strategic Income	National Financial Services for the Exclusive Benefit of Our Customers T. Rowe Price Associates Young Women’s Christian Association Retirement Fund New York, New York 10017	3,188,150 2,475,000 1,940,466	12.96 10.06 7.89

Principal Holders of Fund Shares
T. Rowe Price Fund	Shareholder	# of Shares	%
Strategic Income Fund–Advisor Class	CETERA Investment Services FBO Brown Brothers Construction Company St. Cloud, Minnesota 56302 Charles Schwab & Company, Inc. Special Custody Account FBO Customers LPL Financial 9785 Towne Centre Drive San Diego, California 92121 National Financial Services for the Exclusive Benefit of Our Customers Pershing LLC TD Ameritrade, Inc. FBO Our Customers	8,470 25,704 9,326 28,377 26,062 13,959	5.58 16.94 6.15 18.70 17.18 9.20
Summit Cash Reserves	T. Rowe Price Associates T. Rowe Price Group, Inc. T. Rowe Price Trust Company	837,556,019 320,605,700 600,057,640	14.66 5.61 10.51
Summit Municipal Income	Edward D. Jones & Company First Clearing LLC Special Custody Account for the Exclusive Benefit of Customers Saxon & Company	10,885,840 4,879,733 10,704,856	14.85 6.66 14.60
Summit Municipal Income Fund–Advisor Class	Pershing LLC T. Rowe Price Associates	27,334 20,991	53.47(a) 41.06(c)
Summit Municipal Intermediate	Charles Schwab & Company, Inc. Reinvest Account Edward D. Jones & Company First Clearing LLC Special Custody Account for the Exclusive Benefit of Customers JP Morgan Clearing Corporation Omnibus Account for the Exclusive Benefit of Customers MLPF&S for the Sole Benefit of Its Customers Pershing LLC Saxon & Company	24,037,374 33,512,789 28,728,777 14,122,818 16,967,635 11,200,945 15,174,023	11.27 15.71 13.47 6.62 7.96 5.25 7.11
Summit Municipal Intermediate Fund–Advisor Class	Charles Schwab & Company, Inc. Reinvest Account Pershing LLC T. Rowe Price Associates	12,074 15,750 20,938	22.81 29.76(a) 39.56(c)

Principal Holders of Fund Shares
T. Rowe Price Fund	Shareholder	# of Shares	%
Summit Municipal Money Market	James S. Riepe Gail P. Riepe, Tenant Cockeysville, Maryland	10,239,073	5.44
Tax-Exempt Money	Edward D. Jones & Company Shareholder Accounting Pershing LLC for Exclusive Benefit of TRP Money Fund Customer Accounts Susan A. Feith Wisconsin Rapids, Wisconsin	168,302,609 49,984,943 50,175,038	19.92 5.92 5.94
Tax-Free High Yield	Charles Schwab & Company, Inc. Reinvest Account National Financial Services for the Exclusive Benefit of Our Customers	20,739,271 12,168,143	9.38 5.51
Tax-Free High Yield Fund–Advisor Class	Charles Schwab & Company, Inc. Reinvest Account National Financial Services for the Exclusive Benefit of Our Customers T. Rowe Price Associates	255,496 22,010 21,295	84.23(a) 7.26 7.02
Tax-Free Income Fund–Advisor Class	JP Morgan Clearing Corporation Omnibus Account for the Exclusive Benefit of Customers National Financial Services for the Exclusive Benefit of Our Customers	50,189,458 67,702,184	41.46(a) 55.93(a)
Tax-Free Short-Intermediate	Charles Schwab & Company, Inc. Reinvest Account First Clearing LLC Special Custody Account for the Exclusive Benefit of Customers National Financial Services for the Exclusive Benefit of Our Customers Pershing LLC T. Rowe Price Associates	53,005,285 52,241,954 39,679,198 22,145,205 19,602,227	15.09 14.87 11.30 6.30 5.58

Principal Holders of Fund Shares
T. Rowe Price Fund	Shareholder	# of Shares	%
Tax-Free Short-Intermediate Fund–Advisor Class	Charles Schwab & Company, Inc. Reinvest Account D A Davidson & Co. Inc. FBO David K. Grant P.O. Box 5015 Great Falls, Montana 59403 National Financial Services for the Exclusive Benefit of Our Customers Pershing LLC RBC Capital Markets LLC c/o John Crouch & Linda Crouch Lewisville, Texas Stifel Nicolaus & Company, Inc. Saint Louis, Missouri 63102 T. Rowe Price Associates	35,701 79,109 97,743 36,973 148,860 24,746 43,783	7.35 16.30 20.14 7.62 30.67 5.10 9.02
Total Equity Market Index	Maryland College Investment Plan Global Equity Market Index Baltimore, Maryland 21202	4,243,089	10.07
U.S. Bond Enhanced Index	Education Trust of Alaska c/o T. Rowe Price Associates Genworth Financial Trust Company FBO Genworth Financial Wealth Mgmt. & Mutual Clients & FBO Other Custodial Clients T. Rowe Price Retirement Plan Services, Inc. Omnibus Plan New Business Group Conv. Assets	3,861,331 7,298,038 6,559,682	6.18 11.68 10.50
U.S. Large-Cap Core	T. Rowe Price Associates	575,000	16.44
U.S. Large-Cap Core Fund–Advisor Class	Charles Schwab & Company, Inc. Reinvest Account Pershing LLC T. Rowe Price Associates	7,959 3,516 25,000	20.58 9.09 64.63(c)
U.S. Treasury Intermediate	T. Rowe Price Trust Company	6,647,578	9.04
U.S. Treasury Long-Term	Spectrum Income Fund T. Rowe Price Associates T. Rowe Price Trust Company	10,240,923 1,958,540	31.29(b) 5.98
Ultra Short-Term Bond	T. Rowe Price Associates	20,000,000	56.31(c)
Value	Retirement 2020 Retirement 2025 Retirement 2030 Retirement 2035 Retirement 2040 Retirement 2045	56,735,687 46,876,091 85,399,483 47,129,281 71,056,823 28,326,270	11.56 9.55 17.40 9.60 14.47 5.77

Principal Holders of Fund Shares
T. Rowe Price Fund	Shareholder	# of Shares	%
Value Fund–Advisor Class	Mac & Company ING Life Insurance & Annuity Company ING National Trust National Financial Services for the Exclusive Benefit of Our Customers	564,801 1,031,125 1,084,908 3,269,576	6.33 11.56 12.16 36.65(a)

(a) At the level of ownership indicated, the shareholder would be able to determine the outcome of most issues that are submitted to shareholders for vote.

(b) The indicated percentage of the outstanding shares of this fund are owned by another T. Rowe Price fund and held in the nominee name indicated. Shares of the fund are “echo-voted” by the T. Rowe Price fund that owns the shares in the same proportion that the shares of the underlying fund are voted by other shareholders.

(c) T. Rowe Price is a wholly owned subsidiary of T. Rowe Price Group, Inc., each a Maryland corporation. Fund shares owned by T. Rowe Price are the result of contributions to the fund at the fund’s inception in order to provide the fund with sufficient capital to invest in accordance with its investment program. At the level of ownership indicated, T. Rowe Price would be able to determine the outcome of most issues that were submitted to shareholders for vote.

(d) Security Benefit Life Insurance Company, organized under the laws of Kansas, owns the percentage indicated (in connection with issuing the T. Rowe Price Variable Annuity) of the outstanding shares of the fund. Under current law, the insurance company must vote these shares in accordance with instructions received by underlying contract holders.

(e) RPS is a wholly owned subsidiary of T. Rowe Price, which is a wholly owned subsidiary of T. Rowe Price Group, Inc., each a Maryland corporation. RPS is not the beneficial owner of these shares. Such shares are held of record by RPS and are normally voted by various retirement plans and retirement plan participants for which RPS acts as recordkeeper.

INFORMATION ABOUT INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

The Joint Audit Committee has selected PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Price Funds for their current fiscal years, and such selection has also been approved by the funds’ independent directors. Representatives of PricewaterhouseCoopers are not expected to be present at the meeting or available to make a statement or respond to any shareholders’ questions.

The following table, entitled “Independent Auditor Fees,” sets forth the audit, audit-related, tax, and all other fees billed to the Price Funds by PricewaterhouseCoopers in each of the last two fiscal years. Audit fees are billed for professional services rendered by PricewaterhouseCoopers for the audit of each fund’s annual financial statements and for services normally provided in connection with statutory and regulatory filings. Audit-related fees are billed to the Price Funds for assurance and related services by PricewaterhouseCoopers that are reasonably related to the performance of the audit of each fund’s financial statements. The nature of services comprising these fees is the issuance of a report on internal controls. Tax fees are billed to the Price Funds for services rendered by PricewaterhouseCoopers for tax compliance, tax advice, and tax planning. The nature of services comprising these fees includes the review of distribution calculations and the preparation of federal, state, and excise tax returns. All other fees are billed for all other services rendered to the Price Funds by PricewaterhouseCoopers. The nature of the service comprising these fees is based on agreed-upon procedures relating to advisory contract approvals by the Price Funds’ Boards of Directors. The Joint Audit Committee has considered whether the provisions of the services covered under “Other Fees” is compatible with maintaining the independence of PricewaterhouseCoopers.

Independent Auditor Fees
T. Rowe Price Fund	Audit Fees		Audit Related Fees		Tax Fees		All Other Fees
	Previous Fiscal Year	Current Fiscal Year	Previous Fiscal Year	Current Fiscal Year	Previous Fiscal Year	Current Fiscal Year	Previous Fiscal Year	Current Fiscal Year
Africa & Middle East	24,188	13,133	979	992	5,596	2,032	149	147
Balanced	14,937	19,694	976	994	3,502	5,123	149	148
Blue Chip Growth	22,989	27,195	976	994	5,311	8,011	149	148
Blue Chip Growth Portfolio	15,912	13,111	976	994	3,744	4,204	149	148
Capital Opportunity	15,870	13,310	976	994	3,734	4,262	149	148
Corporate Income	13,273	12,410	985	999	3,115	3,311	147	148
Diversified Mid-Cap Growth	16,081	13,060	976	994	3,782	4,001	149	148
Diversified Small-Cap Growth	16,085	13,063	976	994	3,783	4,000	149	148
Dividend Growth	16,960	15,402	976	994	3,975	4,812	149	148
Emerging Europe	22,648	18,227	979	992	5,215	3,519	149	147
Emerging Markets Bond	28,014	32,950	976	994	6,437	8,455	149	148
Emerging Markets Corporate Bond	—	11,571	—	652	—	2,683	—	98
Emerging Markets Corporate Multi-Sector Account Portfolio	—	15,474	—	—	—	5,177	—	—
Emerging Markets Local Currency Bond	10,935	16,878	617	1,023	2,536	4,801	94	152
Emerging Markets Local Multi-Sector Account Portfolio	—	15,474	—	—	—	5,177	—	—
Emerging Markets Stock	40,427	43,824	979	992	9,106	9,190	149	148
Equity Income Portfolio	16,738	13,999	976	994	3,927	4,391	149	148
Equity Index 500	23,356	29,162	976	994	5,428	8,430	149	148

Independent Auditor Fees
T. Rowe Price Fund	Audit Fees		Audit Related Fees		Tax Fees		All Other Fees
	Previous Fiscal Year	Current Fiscal Year	Previous Fiscal Year	Current Fiscal Year	Previous Fiscal Year	Current Fiscal Year	Previous Fiscal Year	Current Fiscal Year
Equity Index 500 Portfolio	15,731	12,898	976	994	3,703	4,167	149	148
European Stock	22,340	19,234	979	992	5,143	4,363	149	148
Extended Equity Market Index	15,924	13,368	976	994	3,745	4,284	149	148
Financial Services	16,135	13,168	976	994	3,795	4,022	149	148
Floating Rate	5,958	11,862	80	999	239	2,881	12	148
Floating Rate Multi-Sector Account Portfolio	—	23,151	—	—	—	7,746	—	—
Global Allocation	—	—	—	—	—	—	—	—
Global Infrastructure	18,902	16,394	979	992	4,385	3,683	149	148
Global Large-Cap Stock	19,005	16,456	979	992	4,408	3,698	149	148
Global Real Estate	19,379	16,421	976	994	4,520	4,713	149	148
Global Stock	22,337	18,522	979	992	5,144	4,128	149	148
Global Technology	16,039	13,614	976	994	3,771	4,343	149	148
Government Reserve Investment	14,628	13,877	985	999	3,411	3,617	147	148
Growth & Income	16,728	14,007	976	994	3,927	4,247	149	148
Growth Stock	31,052	44,114	976	994	7,121	12,410	149	148
Health Sciences	17,320	17,602	976	994	4,051	5,253	149	148
Health Sciences Portfolio	15,763	13,016	976	994	3,710	4,192	149	148
High Yield	26,470	30,311	985	999	5,997	6,593	147	148
High Yield Multi-Sector Account Portfolio	—	15,474	—	—	—	5,177	—	—
Inflation Focused Bond	16,792	16,202	985	999	3,885	3,966	147	148
Inflation Protected Bond	12,768	10,217	985	999	3,004	2,521	147	148
Institutional Africa & Middle East	19,657	16,392	979	992	4,555	3,776	149	147
Institutional Concentrated International Equity	16,536	16,217	703	992	5,524	3,649	74	148
Institutional Core Plus	12,294	5,924	985	999	2,917	1,554	147	148
Institutional Emerging Markets Bond	21,282	16,532	976	994	4,955	3,878	149	148

Independent Auditor Fees
T. Rowe Price Fund	Audit Fees		Audit Related Fees		Tax Fees		All Other Fees
	Previous Fiscal Year	Current Fiscal Year	Previous Fiscal Year	Current Fiscal Year	Previous Fiscal Year	Current Fiscal Year	Previous Fiscal Year	Current Fiscal Year
Institutional Emerging Markets Equity	21,945	19,603	979	992	5,054	4,417	149	148
Institutional Floating Rate	15,161	12,876	985	999	3,547	3,031	147	148
Institutional Global Equity	18,892	17,688	979	992	4,376	3,797	149	148
Institutional Global Large-Cap Equity	19,004	16,441	979	992	4,408	3,696	149	147
Institutional Global Value Equity	—	8,579	—	489	—	1,991	—	74
Institutional High Yield	14,656	12,114	985	999	3,417	2,831	147	148
Institutional International Bond	27,416	10,120	976	994	6,370	2,403	149	148
Institutional International Core Equity	17,304	16,503	485	992	4,621	3,704	74	147
Institutional International Growth Equity	19,240	16,309	979	992	4,461	3,709	149	148
Institutional Large-Cap Core Growth	16,111	13,185	976	994	3,789	4,067	149	148
Institutional Large-Cap Growth	17,603	17,791	976	994	4,118	5,319	149	148
Institutional Large-Cap Value	16,294	13,589	976	994	3,829	4,235	149	148
Institutional Long Duration Credit(b)	—	—	—	—	—	—	—	—
Institutional Mid-Cap Equity Growth	16,931	15,387	976	994	3,969	4,802	149	148
Institutional Small-Cap Stock	16,301	13,554	976	994	3,831	4,168	149	148
Institutional U.S. Structured Research	22,077	8,453	976	994	5,163	2,045	149	148
International Bond	36,514	41,876	976	994	8,317	10,961	149	148
International Discovery	30,003	27,706	979	992	6,823	6,151	149	148
International Equity Index	20,838	17,350	979	992	4,815	3,991	149	147
International Growth & Income	33,512	37,413	979	992	7,585	7,752	149	148
International Stock	45,966	51,140	979	992	10,323	10,657	149	147
International Stock Portfolio	20,643	17,062	976	994	4,804	5,000	149	148
Investment-Grade Corporate Multi-Sector Account Portfolio	—	23,151	—	—	—	7,746	—	—
Japan	20,231	16,534	979	992	4,684	3,523	149	147
Latin America	30,977	25,780	979	992	7,041	5,254	149	147

Independent Auditor Fees
T. Rowe Price Fund	Audit Fees		Audit Related Fees		Tax Fees		All Other Fees
	Previous Fiscal Year	Current Fiscal Year	Previous Fiscal Year	Current Fiscal Year	Previous Fiscal Year	Current Fiscal Year	Previous Fiscal Year	Current Fiscal Year
Limited-Term Bond Portfolio	13,729	11,768	976	994	3,186	3,133	149	148
Media & Telecommunications	17,304	15,020	976	994	4,053	4,741	149	148
Mid-Cap Growth	28,790	32,914	976	994	6,605	10,074	149	148
Mid-Cap Growth Portfolio	16,083	13,201	976	994	3,782	4,153	149	148
Mid-Cap Value	21,473	22,499	976	994	4,985	6,921	149	148
Mortgage-Backed Securities Multi-Sector Account Portfolio	—	15,474	—	—	—	5,177	—	—
New America Growth Portfolio	16,024	12,998	976	994	3,770	3,974	149	148
New Asia	37,049	35,583	979	992	8,359	7,699	149	148
New Era	19,815	17,668	976	994	4,612	5,194	149	148
New Horizons	20,889	22,938	976	994	4,845	6,832	149	148
New Income	37,055	46,774	985	999	8,317	9,759	147	148
Overseas Stock	33,229	31,667	979	992	7,558	6,352	149	148
Personal Strategy Balanced	15,872	14,696	985	999	3,673	4,658	147	148
Personal Strategy Balanced Portfolio	15,792	13,081	976	994	3,716	4,210	149	148
Personal Strategy Growth	15,360	14,057	985	999	3,562	4,510	147	148
Personal Strategy Income	15,166	13,933	985	999	3,520	4,474	147	148
Prime Reserve	21,120	22,813	985	999	4,814	5,222	147	148
Prime Reserve Portfolio	13,642	11,440	976	994	3,168	3,076	149	148
Real Assets	21,694	15,676	865	994	4,955	4,878	98	148
Real Estate	17,481	16,587	976	994	4,091	5,128	149	148
Reserve Investment	40,495	48,871	985	999	9,060	10,176	147	148
Retirement 2005	7,642	5,208	985	999	1,874	1,419	147	148
Retirement 2010	9,673	8,905	985	999	2,320	2,674	147	148
Retirement 2015	9,965	8,439	985	999	2,384	1,983	147	148
Retirement 2020	13,235	13,723	985	999	3,102	4,120	147	148
Retirement 2025	10,288	9,220	985	999	2,455	2,120	147	148

Independent Auditor Fees
T. Rowe Price Fund	Audit Fees		Audit Related Fees		Tax Fees		All Other Fees
	Previous Fiscal Year	Current Fiscal Year	Previous Fiscal Year	Current Fiscal Year	Previous Fiscal Year	Current Fiscal Year	Previous Fiscal Year	Current Fiscal Year
Retirement 2030	12,086	12,306	985	999	2,849	3,805	147	148
Retirement 2035	9,205	8,086	985	999	2,218	1,945	147	148
Retirement 2040	10,379	10,194	985	999	2,475	3,009	147	148
Retirement 2045	8,180	5,583	985	999	1,993	1,451	147	148
Retirement 2050	7,711	5,939	985	999	1,890	1,571	147	148
Retirement 2055	7,237	5,137	985	999	1,785	1,430	147	148
Retirement Income	8,180	7,461	985	999	1,992	1,989	147	148
Science & Technology	17,371	16,438	976	994	4,063	5,085	149	148
Short-Term Bond	22,032	24,866	985	999	5,033	5,624	147	148
Short-Term Reserve(c)	—	12,300	—	—	—	2,700	—	—
Small-Cap Stock	20,836	20,019	976	994	4,841	6,312	149	148
Small-Cap Value	20,230	20,819	976	994	4,703	6,376	149	148
Spectrum Growth	8,815	7,777	976	994	2,199	2,599	149	148
Spectrum Income	9,462	9,173	976	994	2,345	3,059	149	148
Spectrum International	12,242	2,929	976	994	2,992	850	149	148
Strategic Income	12,487	11,605	985	999	2,943	3,163	147	148
Summit Cash Reserves	18,951	22,641	979	992	4,176	4,351	149	148
Summit GNMA	13,537	11,820	979	992	3,111	2,676	149	148
Summit Municipal Income	13,941	12,574	979	992	3,192	2,802	149	148
Summit Municipal Intermediate	15,307	15,095	979	992	3,468	3,222	149	148
Summit Municipal Money Market	13,566	11,869	979	992	3,115	2,680	149	148
Tax-Efficient Equity	13,840	15,719	972	995	3,301	4,192	148	148
Tax-Exempt Money	14,398	13,239	972	995	3,361	3,412	148	148
Tax-Free High Yield	14,678	15,496	972	995	3,415	3,832	148	148
Tax-Free Income	16,199	17,107	972	995	3,742	4,196	148	148
Tax-Free Short-Intermediate	14,952	14,620	972	995	3,483	3,708	148	148
Total Equity Market Index	16,011	13,626	976	994	3,764	4,343	149	148

Independent Auditor Fees
T. Rowe Price Fund	Audit Fees		Audit Related Fees		Tax Fees		All Other Fees
	Previous Fiscal Year	Current Fiscal Year	Previous Fiscal Year	Current Fiscal Year	Previous Fiscal Year	Current Fiscal Year	Previous Fiscal Year	Current Fiscal Year
U.S. Bond Enhanced Index	13,979	12,987	979	992	3,199	2,857	149	148
U.S. Large-Cap Core	15,655	13,046	976	994	3,686	4,176	149	148
U.S. Treasury Intermediate	12,809	12,414	985	999	3,012	3,297	147	148
U.S. Treasury Long-Term	12,619	12,074	985	999	2,971	3,249	147	148
U.S. Treasury Money	15,031	14,926	985	999	3,494	3,773	147	148
Ultra Short-Term Bond	—	16,810	—	—	—	3,690	—	—
Value	22,757	27,485	976	994	5,287	7,973	149	148

00086394

T. Rowe Price Logo	712 000 000 000 9

P.O. Box 55046 Boston, MA 02205-5046	T. ROWE PRICE FUNDS
ANNUAL MEETING OF SHAREHOLDERS OCTOBER 22, 2013, 8:00 a.m., Eastern Time
The New York Palace Hotel 455 Madison Avenue New York, New York 10022

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held on OCTOBER 22, 2013.

In accordance with Securities and Exchange Commission (SEC) rules that permit sending this Notice instead of full proxy materials, we are notifying you that the proxy materials for the Annual Meeting of Shareholders and access to a proxy voting website are available to you over the Internet. Please follow the instructions below to view the proxy materials and vote online, or to request copies. Matters to be voted on at the meeting are listed on the reverse side of this notice along with the Board’s recommendations. Your vote is important!

Online Viewing and Voting is Quick, Easy, and Environmentally Friendly!

View proxy materials and vote immediately in 3 simple steps:

Step 1: Go to the electronic voting site at www.eproxyvote.com/trp.

Step 2: Access and view the proxy materials, which consists of our proxy statement and form of proxy card by clicking on the links provided.

Step 3: Follow simple instructions on the screen to log in and vote your eligible positions.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all the important information contained in the proxy materials before voting. The proxy statement and form of proxy ballot are available at www.eproxyvote.com/trp.

To vote your eligible position(s), you must either vote online via the Internet or request a copy of a full set of proxy materials which includes a proxy ballot (see instructions above). If you wish to vote at the meeting, please bring this notice and proper identification with you.

PLEASE NOTE: YOU CANNOT VOTE BY RETURNING THIS NOTICE.

Requesting Copies of the Proxy Materials

If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge. Please make your request for a copy as instructed below on or before October 8, 2013, to facilitate timely delivery.

If you want to order a copy of the proxy materials and provide a current and future delivery preference, please choose one of the following methods:

INTERNET – Go to www.ematerials.com/trp

Follow the simple instructions to log in and order a paper and/or e-mail copy of the proxy materials for the current meeting and submit your delivery preference for future meetings.

TELEPHONE – Using a touch-tone phone, call us toll free at 1-866-551-3628 in the U.S. or Canada

Follow the simple instructions to log in to order a paper or e-mail copy of the proxy materials for the current meeting and submit your delivery preference for future meetings.

E-MAIL – Send us an e-mail at fundproxy@ematerials.com with “T. Rowe Price Funds Material Request” in the subject line.

This e-mail must include in the message 1) Your full name and address, 2) the 13-digit number in the box preceded by an arrow on the top, right side of the front of this notice and 3) your preference to receive current printed proxy materials via mail. If you choose to receive an e-mail with links to the electronic materials, please include your e-mail address. If you would like this electronic delivery preference to apply to delivery of material for all future meetings, include the word “Permanent” and the last four digits of your Social Security Number in the message.

T. ROWE PRICE FUNDS SHAREHOLDER MEETING INFORMATION

Matter(s) intended to be acted upon at the Annual Meeting of Shareholders are listed below.

The Board recommends that you vote FOR the following proposal(s):

1. Election of directors/trustees.

2. Approval to change the investment objectives.

3. Approval to eliminate the fundamental policy prohibiting the purchase of equity securities and convertible securities.

4. Approval to revise the fundamental policy regarding commodities.

Applicable Funds:

T. ROWE PRICE BLUE CHIP GROWTH FUND, INC., T. ROWE PRICE EQUITY INCOME PORTFOLIO, T. ROWE PRICE DIVIDEND GROWTH FUND, INC., T. ROWE PRICE GROWTH STOCK FUND, INC.

LOGO

Date

T. Rowe Price Proxy Statement

eMaterials Site

Please choose an option below:

1) Request Meeting Materials

In addition to viewing your materials online by clicking the links on the left, you may request to receive your materials through paper or email delivery.

Request Meeting Materials

2) Vote your Proxy now

You may vote your shares online via a secure website. Certain credentials are required before you will be allowed to vote.

These can be found on the notice you received in the mail.

Vote My Proxy

FAQs Terms and Considerations Privacy Statement

©2012 DST Output, LLC

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LOGO

Date

T. Rowe Price Proxy Statement

Electronic Material Access

Enter the Control Number as it appears on your notice (13 digit number).

Submit

FAQs Terms and Considerations Privacy Statement

©2012 DST Output, LLC

T. Rowe Price Logo	Multiple Accounts Proxy Ballot
P.O. Box 55046 Boston, MA 02205-5046
Vote by Internet: Please go to the electronic voting site at www.eproxyvote.com/trp. Follow the on-line instructions. If you vote by internet, you do not have to return your Ballot.
Vote by Telephone: Please call us toll-free at 1-866-977-7699, and follow the instructions provided. If you vote by telephone, you do not have to return your Ballot.
Vote by Mail: Mark, sign and date your Ballot and return promptly. Ensure the address below shows through the window of the enclosed postage paid return envelope.
If Voting by Mail:
Remember to sign and date the ballot below. Please ensure the address to the right shows through the window of the enclosed postage paid return envelope.	PROXY TABULATOR PO BOX 55046 BOSTON MA 02205-9836
800 999 999 999 9

T. ROWE PRICE FUNDS ANNUAL
MEETING OF SHAREHOLDERS
OCTOBER 22, 2013

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. The undersigned hereby appoints Edward C. Bernard and David Oestreicher, as proxies (“Proxies”), with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated on the reverse side, all shares of the referenced fund (the “Fund”) held of record by the undersigned on July 24, 2013 at the Annual Meeting (the “Meeting”) of Shareholders of the Funds to be held on October 22, 2013, at 8:00 a.m., Eastern time, at The New York Palace Hotel, 455 Madison Avenue, New York, New York 10022 and at any and all adjournments thereof, with all the powers the undersigned would possess if personally present at the Meeting, and hereby revokes any proxies that may previously have been given by the undersigned with respect to the interests in the Funds covered hereby. I acknowledge receipt of the Notice of Annual Meeting of Shareholders and the Proxy Statement.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders of the Funds to be held on October 22, 2013. The Proxy Statement for this meeting is available at www.eproxyvote.com/trp.

Note: Please sign exactly as your name(s) appears on the Ballot. If you are signing this Ballot for a corporation, estate, trust or other fiduciary capacity, for example, as a trustee, please state that capacity or title along with your signature.

Signature ______________________________ Signature ______________________________ Date __________________________________

Proposal(s) listed on reverse side.

800 999 999 999 9

The Board recommends a vote FOR ALL the nominees named in Proposal 1 and FOR Proposals 2, 3 and 4. If no direction is given, this ballot will be voted “FOR” the proposals and at the discretion of the Proxies on other matters that may properly come before the Meeting.

Please fill in the box(es) as shown using black or blue ink or a No. 2 pencil. Please do not use a fine point pen. /X/

Express Vote Option

To vote ALL accounts as the Board recommends for the proposals, mark the box at the right. No other vote is necessary. If voting via Internet or Touchtone phone, use 13-digit number above to vote all accounts.

// (Box)
OR	Vote each account separately by filling in the associated ballot(s) below. If voting via Internet or Touchtone phone, use 13-digit numbers below to vote.

INDIVIDUAL ACCOUNT BALLOT	(1 of 4)
702 000 000 000 9	Account Owner JOHN SMITH
Fund Name T. ROWE PRICE TOTAL EQUITY MARKET INDEX FUND
		FOR	WITHHOLD	FOR ALL
		ALL	ALL	EXCEPT*
1. Election of directors/trustees		//	//	//

(01) Edward C. Bernard	(07) Karen N. Horn
(02) William R. Brody	(08) Paul F. McBride
(03) Anthony W. Deering	(09) Brian C. Rogers
(04) Donald W. Dick, Jr.	(10) Cecilia E. Rouse
(05) Bruce W. Duncan	(11) John G. Schreiber
(06) Robert J. Gerrard, Jr.	(12) Mark R. Tercek
*To withhold authority to vote for any individual nominee(s) write the number of the nominee(s) in the box below

		FOR	AGAINST	ABSTAIN
4. Approval to change the fundamental policy on commodities.		//	//	//

INDIVIDUAL ACCOUNT BALLOT	(2 of 4)
705 000 000 000 9	Account Owner JOHN SMITH, JR.
Fund Name T. ROWE PRICE ULTRA SHORT-TERM BOND FUND
		FOR	WITHHOLD	FOR ALL
		ALL	ALL	EXCEPT*
1. Election of directors/trustees		//	//	//

(01) Edward C. Bernard	(07) Michael C. Gitlin
(02) William R. Brody	(08) Karen N. Horn
(03) Anthony W. Deering	(09) Paul F. McBride
(04) Donald W. Dick, Jr.	(10) Cecilia E. Rouse
(05) Bruce W. Duncan	(11) John G. Schreiber
(06) Robert J. Gerrard, Jr.	(12) Mark R. Tercek
*To withhold authority to vote for any individual nominee(s) write the number of the nominee(s) in the box below

		FOR	AGAINST	ABSTAIN
4. Approval to change the fundamental policy on commodities.		//	//	//

INDIVIDUAL ACCOUNT BALLOT	(3 of 4)
704 000 000 000 9	Account Owner JANE SMITH
Fund Name T. ROWE PRICE EQUITY INDEX 500 FUND
		FOR	WITHHOLD	FOR ALL
		ALL	ALL	EXCEPT*
1. Election of directors/trustees		//	//	//

(01) Edward C. Bernard	(07) Karen N. Horn
(02) William R. Brody	(08) Paul F. McBride
(03) Anthony W. Deering	(09) Brian C. Rogers
(04) Donald W. Dick, Jr.	(10) Cecilia E. Rouse
(05) Bruce W. Duncan	(11) John G. Schreiber
(06) Robert J. Gerrard, Jr.	(12) Mark R. Tercek
*To withhold authority to vote for any individual nominee(s) write the number of the nominee(s) in the box below

		FOR	AGAINST	ABSTAIN
2. Approval to change the investment objective.		//	//	//
4. Approval to change the fundamental policy on commodities.		//	//	//

INDIVIDUAL ACCOUNT BALLOT	(4 of 4)
708 000 000 000 9	Account Owner JOAN SMITH
Fund Name T. ROWE PRICE SUMMIT MUNICIPAL INCOME FUND
		FOR	WITHHOLD	FOR ALL
		ALL	ALL	EXCEPT*
1. Election of directors/trustees		//	//	//

(01) Edward C. Bernard	(07) Michael C. Gitlin
(02) William R. Brody	(08) Karen N. Horn
(03) Anthony W. Deering	(09) Paul F. McBride
(04) Donald W. Dick, Jr.	(10) Cecilia E. Rouse
(05) Bruce W. Duncan	(11) John G. Schreiber
(06) Robert J. Gerrard, Jr.	(12) Mark R. Tercek
*To withhold authority to vote for any individual nominee(s) write the number of the nominee(s) in the box below

		FOR	AGAINST	ABSTAIN
3. Approval to eliminate the fundamental policy that prohibits the purchase of equity securities and convertible securities.		//	//	//
4. Approval to change the fundamental policy on commodities.		//	//	//

T. Rowe Price Logo	Your Vote is Important
P.O. Box 55046 Boston, MA 02205-5046
Vote by Internet: Please go to the electronic voting site at www.eproxyvote.com/trp. Follow the on-line instructions. If you vote by internet, you do not have to return your Ballot.
Vote by Telephone: Please call us toll-free at 1-866-977-7699, and follow the instructions provided. If you vote by telephone, you do not have to return your Ballot.
Vote by Mail: Mark, sign and date your Ballot and return promptly. Ensure the address below shows through the window of the enclosed postage paid return envelope.
If Voting by Mail:
Remember to sign and date the ballot below. Please ensure the address to the right shows through the window of the enclosed postage paid return envelope.	PROXY TABULATOR PO BOX 55046 BOSTON MA 02205-9836

712 000 000 000 9

T. ROWE PRICE FUNDS
ANNUAL MEETING OF SHAREHOLDERS
OCTOBER 22, 2013

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. The undersigned hereby appoints Edward C. Bernard and David Oestreicher, as proxies (“Proxies”), with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated on the reverse side, all shares of the referenced fund (the “Fund”) held of record by the undersigned on July 24, 2013 at the Annual Meeting (the “Meeting”) of Shareholders of the Funds to be held on October 22, 2013, at 8:00 a.m., Eastern time, at The New York Palace Hotel, 455 Madison Avenue, New York, New York 10022 and at any and all adjournments thereof, with all the powers the undersigned would possess if personally present at the Meeting, and hereby revokes any proxies that may previously have been given by the undersigned with respect to the interests in the Funds covered hereby. I acknowledge receipt of the Notice of Annual Meeting of Shareholders and the Proxy Statement.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders of the Funds to be held on October 22, 2013. The Proxy Statement for this meeting is available at www.eproxyvote.com/trp.

Note: Please sign exactly as your name(s) appears on the Ballot. If you are signing this Ballot for a corporation, estate, trust or other fiduciary capacity, for example, as a trustee, please state that capacity or title along with your signature.

Signature ______________________________ Signature ______________________________ Date __________________________________

Proposal(s) listed on reverse side.

INDIVIDUAL ACCOUNT BALLOT	(1 of 1)
712 000 000 000 9	Account Owner ABC COMPANY
Fund Name FUND NAME PRINTS HERE

The Board recommends a vote FOR ALL the nominees named in Proposal 1 and FOR Proposals 2, 3 and 4. If no direction is given, this ballot will be voted “FOR” the proposals and at the discretion of the Proxies on other matters that may properly come before the Meeting.

Please fill in the box(es) as shown using black or blue ink or a No. 2 pencil. Please do not use a fine point pen. /X/

		FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT*
1. Election of directors/trustees		//	//	//
(01) Edward C. Bernard	(07) Karen N. Horn
(02) William R. Brody	(08) Paul F. McBride
(03) Anthony W. Deering	(09) Brian C. Rogers
(04) Donald W. Dick, Jr.	(10) Cecilia E. Rouse
(05) Bruce W. Duncan	(11) John G. Schreiber
(06) Robert J. Gerrard, Jr.	(12) Mark R. Tercek
*To withhold authority to vote for any individual nominee(s) write the number of the nominee(s) in the box below

		FOR	AGAINST	ABSTAIN
2. Approval to change the investment objective.		//	//	//
3. Approval to eliminate the fundamental policy that prohibits the purchase of equity securities and convertible securities.		//	//	//
4. Approval to change the fundamental policy on commodities.		//	//	//